Securities Act Registration No. 333-45959

Investment Company Act Registration No. 811-08649

As filed with the Securities and Exchange Commission on October 28, 2016

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

	REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
☐	Pre-Effective Amendment No.
☒	Post-Effective Amendment No. 33
and/or
	REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
☒	Amendment No. 35

(Check appropriate box or boxes.)

E.I.I. REALTY SECURITIES TRUST

(Exact Name of Registrant as Specified in Charter)

640 Fifth Avenue, 8th Floor

New York, New York 10019

(Address of Principal Executive Office) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 735-9500

Richard J. Adler

EII Capital Management, Inc.

640 Fifth Avenue, 8th Floor

New York, New York 10019

(Name and Address of Agent for Service)

With copy to:

Richard D. Marshall, Esq.

Katten Muchin Rosenman LLP

575 Madison Avenue

New York, New York 10022

Approximate date of proposed public offering: As soon as practicable after this registration statement becomes effective.

It is proposed that this filing will become effective:

☒	Immediately upon filing pursuant to paragraph (b)
☐	On (date) pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	On (date) pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	On (date) pursuant to paragraph (a)(2) of rule 485.

 If appropriate, check the following box:

☐ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

E.I.I. Realty Securities Trust

E.I.I. Global Property Fund- EIIGX
E.I.I. International Property Fund- EIIPX
E.I.I. Realty Securities Fund- EIIRX

Institutional Shares

Prospectus

October 28, 2016

This Prospectus sets forth information you should consider before investing in the E.I.I. Realty Securities Fund (the “Domestic Fund”), the E.I.I. International Property Fund (the “International Fund”), or the E.I.I. Global Property Fund (the “Global Fund”) (each, a “Fund” and collectively, the “Funds”). The International and Global Funds are diversified Funds while the Domestic Fund is a non-diversified Fund. Each Fund is a series of the E.I.I. Realty Securities Trust (the “Trust”), which is an open-end managed investment company commonly known as a “mutual fund”. EII Realty Securities, Inc. (“EII” or the “Adviser”) (formerly known as E.I.I. Realty Securities, Inc.) serves as each Fund’s investment adviser.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Funds’ securities or determined whether this Prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

General Information 888-323-8912

E.I.I. Global Property Fund

E.I.I. International Property Fund

E.I.I. Realty Securities Fund

E.I.I. Global Property Fund — Summary Section	1
E.I.I. International Property Fund — Summary Section	6
E.I.I. Realty Securities Fund — Summary Section	11
Information on Purchase and Sale of Fund Shares, Taxes and Financial Intermediaries	15
Additional Information about Investment Strategies and Related Risks	16
Other Securities and Investment Practices Portfolio Management and Fund Operations	22 23
Investing in the Funds	25
Dividends, Distributions and Taxes	29
Additional Information	30
Other Information About the Funds	30
Financial Highlights	32

E.I.I. Global Property Fund — Summary Section

Investment Objective

The investment objective of the Global Fund is total return through investing in real estate securities globally.

Fund Expenses

The following table describes the fees and expenses you may pay if you buy and hold shares of the Global Fund:

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Institutional Shares
Investment Advisory Fees	0.75%
Administration Fees	0.15%
Rule 12b-1 Distribution Fees	None
Other Expenses	1.16%
Acquired Fund Fees and Expenses	None
Total Annual Fund Operating Expenses	2.06%
(Fee Waiver) Recoupment	-1.06%(1)
Total Annual Fund Operating Expenses After (Fee Waiver) Recoupment	1.00%

(1) The Adviser has voluntarily agreed to waive a portion of its investment advisory fees and/or absorb the expenses of the Global Fund (excluding certain investment related and extraordinary expenses and acquired fund fees and expenses) to the extent necessary to limit the direct total annual expenses to not more than 1.00% of the average daily net assets of the Institutional Class shares of the Global Fund. This expense limitation may not be amended or withdrawn by the Adviser until one year from the date of this Prospectus and upon notice to shareholders. To the extent that the Adviser waives investment advisory fees and/or absorbs expenses, it may seek payment or recoup a portion or all of such amounts at any time within three fiscal years after the fiscal year in which such amounts were waived or absorbed, subject to the expense limitation stated above for the Global Fund or as stated in the year in which the fee was waived, as applicable.

Example

This Example is intended to help you compare the cost of investing in the Global Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $100,000 in the Global Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Global Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$1,022	$5,439	$10,119	$23,075

Please note that the above example is an estimate of the expenses to be incurred by shareholders of the Global Fund. Actual expenses may be higher or lower than those reflected above. The example reflects the expense waiver/reimbursement by the Adviser for only the One Year period and the first year of the other periods presented. In circumstances where the Adviser may be in a position to recoup previously waived expenses for the Global Fund, to the extent applicable, the estimated impact of any recoupment would be shown in the example for the One Year or the first year of the other periods in which it is available. Waivers of fund fees and expenses and their subsequent potential recoupment are subject to the parameters detailed above in the footnote to the Annual Fund Operating Expenses table.

Portfolio Turnover

The Global Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the

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Global Fund’s performance. During the most recent fiscal year, the Global Fund’s portfolio turnover rate was 135% of the average value of its portfolio.

Principal Strategies

The Global Fund seeks to achieve its investment objective by primarily investing in U.S. and non-U.S. companies whose business is to own, operate, develop and manage real estate. Under normal market circumstances, the Global Fund will invest at least 80% of its net assets (which, for purposes of this policy, may include borrowings for investment purposes) in the equity securities of U.S. and non-U.S. companies (with a primary emphasis on real estate investment trusts (“REITs”) or REIT-like structures) that are “principally engaged” in the ownership, construction, management, financing, or sale of residential, commercial, or industrial real estate. For purposes of this policy, “principally engaged” means that at least 50% of a company’s revenues are derived from such real estate activities or at least 50% of the fair market value of a company’s assets are invested in real estate. The Global Fund will not change this policy unless it notifies shareholders at least 60 days in advance.

The securities in which the Global Fund may invest include but are not limited to common stock, preferred stock, convertible securities, depositary receipts and, to the extent associated with principal investments, rights and warrants.

Under normal market conditions, the Global Fund will invest at least 40% of its total assets in securities of companies domiciled outside the U.S. and will invest from 20% to 60% of its total assets in U.S.-domiciled companies. These guidelines may be waived for short-term defensive purposes.

EII’s investment process employs a combination of a “top-down,” macro level analysis, together with rigorous “bottom-up,” fundamental securities and real estate research and analysis on individual companies by its analyst team. The investment process results from the Adviser’s experience in the real estate markets and financial markets globally and involves a highly disciplined, value-oriented approach. The Adviser will focus principally on those countries that have established property markets and that have the appropriate level of country risk and growth prospects. Once a country has been identified as worthy of further consideration, the Adviser reviews local economic factors to determine the stage of the property cycle and which companies are well positioned to benefit from future trends. After isolating those companies that are most likely to provide investment opportunities, the Adviser will use company models to further refine the analysis.

By investing in the major global property markets (including those in emerging market countries), the Global Fund seeks to benefit from the cyclical nature of the real estate industry, the expanding role of securitization in the global property markets, and broad exposure to investing in different markets worldwide. In the opinion of the Adviser, property securities provide a higher level of local market exposure and income returns than other types of equity securities. Property company returns do not tend to be highly correlated with either local or foreign broad-based securities markets.

The Adviser also will seek to maximize risk-adjusted returns and will evaluate the relative risks of each investment in the context of overall portfolio risk. This is especially important given the global orientation of the Global Fund. The Adviser will closely monitor the Global Fund’s exposure to markets and countries with the highest levels of risk.

In order to attempt to meet the Global Fund’s investment objective, the Adviser will seek to invest in securities that will provide sufficient current income and liquidity. Since the Global Fund will have an overall value orientation, portfolio turnover is anticipated to be modest, thereby minimizing the Global Fund’s expenses. The Adviser will monitor the Global Fund’s exposure to a wide variety of property markets to ensure that portfolio risk levels are within the Adviser’s internal guidelines.

Principal Investment Risks

Risks associated with investing in the securities of companies in the real estate industry include the following: declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, variations in rental income, changes in neighborhood values, and the appeal of properties to tenants and increases in interest rates.

As with any mutual fund, there is no guarantee that the Global Fund will earn income or show a positive total return over time. The Global Fund’s price, yield and total return will fluctuate. You may lose money if the Global Fund’s investments do not perform well.

Investment Risk. An investment in the Global Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

Stock Market Risk. Your investment in Global Fund shares represents an indirect investment in the securities owned by the Global Fund. The value of these securities, like other investments, may move up or down, sometimes rapidly and

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unpredictably. Your Global Fund shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Global Fund dividends and distributions.

Convertible Securities Risk. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities are usually subordinated to comparable non-convertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities, although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities.

Real Estate Securities Risk. The Global Fund’s investments in real estate securities, including REITs, are subject to the same risks as direct investments in real estate and mortgages, and their value will depend on the value of the underlying real estate interests. These risks include default, prepayments, changes in value resulting from changes in interest rates and demand for real and rental property and the management skill and creditworthiness of REIT issuers. In this Prospectus, “REITs” are defined as companies that are permitted by applicable tax laws to avoid payment of taxes at the corporate level to the extent they distribute their income to shareholders as dividends. The failure of a company to qualify as a REIT could have adverse consequences for the Fund, including significantly reducing return to the Global Fund on its investment in such company.

Foreign (Non-U.S.) Securities Risk. Risks of investing in foreign securities include currency risks, future political and economic developments and possible imposition of foreign withholding taxes on income payable on the securities. In addition, there may be less publicly available information about a foreign issuer than about a domestic issuer, and foreign issuers may not be subject to the same accounting, auditing and financial recordkeeping standards and requirements as domestic issuers.

Foreign Currency Risk. The Global Fund’s net asset value (“NAV”) could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest to investors located outside the country, due to blockage of foreign currency exchanges or otherwise.

Depositary Receipts Risk. American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”) are depositary receipts for foreign company stocks which are not themselves listed on a U.S. exchange, and are issued by a bank and held in trust at that bank, and which entitle the owner of such depositary receipts to any capital gains or dividends from the foreign company stocks underlying the depositary receipts. ADRs are U.S. dollar denominated. EDRs and GDRs are typically U.S. dollar denominated but may be denominated in a foreign currency. ADRs, EDRs and GDRs may be subject to more risks than U.S. domestic investments. These additional risks may potentially include greater or less liquidity than the foreign company stocks underlying the depositary receipts, greater price volatility, risks related to adverse political, regulatory, market or economic developments and higher levels of taxation.

Emerging Markets Risk. Securities of companies in emerging markets may be more volatile than those of companies in more developed markets. Emerging market countries generally have less developed markets and economies and, in some countries, less mature governments and governmental institutions. Investing in securities of companies in emerging markets may entail special risks relating to potential economic, political or social instability and the risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment, the lack of hedging instruments, and on repatriation of capital invested.

Interest Rate Risk. Interest rate risk is the risk that preferred securities, and to a lesser extent dividend paying common stocks, will decline in value because of changes in market interest rates. When market interest rates rise, the market value of such securities generally will fall. The historically low interest rate environment increases the risk associated with rising interest rates, including the potential for periods of volatility and increased redemptions. The Global Fund may face a heightened level of risk, especially since the Federal Reserve Board has begun tapering its quantitative easing program and may begin to raise rates.

Redemption Risk. Redemptions may pose additional risks to the Funds in that the Global Fund may need to sell assets to meet redemptions at inopportune times. The Global Fund may incur transaction costs, possible pricing pressure on the securities being sold, and the realization of taxable gains and losses.

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Investor Profile

The Global Fund may be appropriate for investors who:

•	seek to grow capital over the long term;
•	are willing to take on the increased risks of an investment concentrated in securities of companies that operate within the same industry;
•	seek a fund that may perform differently than other types of equity or bond funds;
•	can withstand volatility in the value of their shares of the Fund; and
•	wish to add to their investment portfolio a fund that invests primarily in companies operating in the global real estate industry.

An investment in the Global Fund may not be appropriate for all investors. The Global Fund is not intended to be a complete investment program, nor is it intended to be used as a short-term trading vehicle.

Fund Performance

The bar chart and the table below show how the Global Fund has performed in the past and provide an indication of the risks of investing in the Global Fund by showing changes in the Global Fund’s performance compared with an index which serves as a broad measure of market performance. Both the bar chart and the table assume that all dividends and distributions are reinvested in the Fund. The Global Fund’s past performance (before and after taxes) does not show how the Global Fund will perform in the future.

* The best calendar quarter return during the period shown above was 39.58% in the second quarter of 2009; the worst calendar quarter was -24.63% in the fourth quarter of 2008. The Global Fund’s calendar year-to-date total return is 7.13% as of September 30, 2016.

Average Annual Total Returns

(for the Periods Ended December 31, 2015)

	One Year	Five Years	Since Inception*
Global Fund return before taxes	-0.29%	6.21%	0.67%
Global Fund return after taxes on distributions	-13.42%	-0.11%	-2.98%
Global Fund return after taxes on distributions and sale of shares	8.94%	4.19%	0.05%
FTSE EPRA/NAREIT Developed Index (reflects no deductions for fees, expenses or taxes)**	0.05%	7.96%	1.28%

* The Global Fund began offering Institutional Shares on February 1, 2007.

** The FTSE EPRA/NAREIT Developed Index is a broad based index designed to measure the performance of companies engaged in real estate activities in the North American, European, and Asian real estate markets. An index is a hypothetical measure of performance based on the fluctuations in the value of securities that make up the

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particular market. An index does not show actual investment returns. Payment of management or brokerage fees or taxes would lower an index’s performance. An index is unmanaged and should not be considered an investment.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Global Fund’s shares, when redeemed, may be worth more or less than original cost. The Global Fund’s performance takes into account all applicable fees and expenses. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of the Global Fund’s shares at the end of the measurement period.

Investment Adviser

EII serves as the Global Fund’s investment adviser.

Portfolio Managers

The Global Fund team consists of Portfolio Managers and Analysts. Alfred C. Otero is primarily responsible for the day-to-day management of the Global Fund. Mr. Otero has been a Portfolio Manager of the Global Fund since its inception in February 2007. Mr. Otero has been a Managing Director of EII since 2002.

5

E.I.I. International Property Fund — Summary Section00

Investment Objective0

The International Fund’s investment objective is to provide current income and long-term capital gains.

Fund Expenses

The following table describes the fees and expenses you may pay if you buy and hold shares of the International Fund:

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Institutional Shares
Investment Advisory Fees	0.75%
Administration Fees	0.15%
Rule 12b-1 Distribution Fees	None
Other Expenses	1.08%
Acquired Fund Fees and Expenses	None
Total Annual Fund Operating Expenses	1.98%
(Fee Waiver) Recoupment	-0.98%(1)
Total Annual Fund Operating Expenses After (Fee Waiver) Recoupment	1.00%

(1)The Adviser has voluntarily agreed to waive a portion of its investment advisory fees and/or absorb the expenses of the International Fund (excluding certain investment related and extraordinary expenses and acquired fund fees and expenses) to the extent necessary to limit the direct total annual expenses to not more than 1.00% of the average daily net assets of the Institutional Class shares of the International Fund. This expense limitation may not be amended or withdrawn by the Adviser until one year from the date of this Prospectus and upon notice to shareholders. To the extent that the Adviser waives investment advisory fees and/or absorbs expenses, it may seek payment or recoup a portion or all of such amounts at any time within three fiscal years after the fiscal year in which such amounts were waived or absorbed, subject to the expense limitation stated above for the International Fund or as stated in the year in which the fee was waived, as applicable.

Example

This Example is intended to help you compare the cost of investing in the International Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $100,000 in the International Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the International Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$1,022	$5,270	$9,778	$22,295

Please note that the above example is an estimate of the expenses to be incurred by shareholders of the International Fund. Actual expenses may be higher or lower than those reflected above. The example reflects the expense waiver/reimbursement by the Adviser for only the One Year period and the first year of the other periods presented. In circumstances where the Adviser may be in a position to recoup previously waived expenses for the International Fund, to the extent applicable, the estimated impact of any recoupment would be shown in the example for One Year or the first year of the other periods in which it is available. Waivers of fund fees and expenses and their subsequent potential recoupment are subject to the parameters detailed above in the footnote to the Annual Fund Operating Expenses table.

Portfolio Turnover

The International Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the International Fund’s performance. During the most recent fiscal year, the International Fund’s portfolio turnover rate was 79% of the average value of its portfolio.

6

Principal Strategies

The International Fund seeks to achieve its investment objective by investing primarily in international property companies whose business is to own, operate, develop and manage international real estate. Under normal market circumstances, the International Fund will invest at least 80% of its net assets (which, for purposes of this policy, may include borrowings for investment purposes) in the equity securities of non-U.S. companies (with a primary emphasis on real estate investment trusts (“REITs”) or REIT-like structures) that are “principally engaged” in the ownership, construction, management, financing, or sale of residential, commercial, or industrial real estate. For purposes of this policy, “principally engaged” means that at least 50% of a company’s revenues are derived from such real estate activities or at least 50% of the fair market value of a company’s assets are invested in real estate. The International Fund will not change this policy unless it notifies shareholders at least 60 days in advance.

International property companies may include hotel and gaming companies, retailers, theatre companies, supermarket chains, developers and mortgage companies.

The securities in which the International Fund may invest include but are not limited to common stock, preferred stock, convertible securities, depositary receipts and, to the extent associated with principal investments, rights and warrants.

EII’s investment process employs a combination of a “top-down,” macro level analysis, together with rigorous “bottom-up,” fundamental securities and real estate research and analysis on individual companies by its analyst team. The investment process results from the Adviser’s experience in the real estate markets and financial markets globally and involves a highly disciplined, value-oriented approach. The Adviser will focus principally on those countries that have established property markets and that have the appropriate level of country risk and growth prospects. Once a country has been identified as worthy of further consideration, the Adviser reviews local economic factors to determine the stage of the property cycle and which companies are well positioned to benefit from future trends. After isolating those companies that are most likely to provide investment opportunities, the Adviser will use company models to further refine the analysis.

By investing in the major international property markets outside the U.S. (including those in emerging market countries), the International Fund seeks to benefit from the cyclical nature of the real estate industry, the expanding role of securitization in the global property markets, and broad exposure to investing in different markets worldwide. In the opinion of the Adviser, property securities provide a higher level of local market exposure and income returns than other types of equity securities. Property company returns do not tend to be highly correlated with either local or foreign broad-based securities markets.

The Adviser also will seek to maximize risk-adjusted returns and will evaluate the relative risks of each investment in the context of overall portfolio risk. This is especially important given the international orientation of the International Fund. The Adviser will closely monitor the International Fund’s exposure to markets and countries with the highest levels of risk (as measured by standard deviation of returns).

In order to attempt to meet the International Fund’s investment objective, the Adviser will seek to invest in securities that will provide sufficient current income and liquidity. Since the International Fund will have an overall value orientation, portfolio turnover is anticipated to be modest, thereby minimizing the International Fund’s expenses. The Adviser will monitor the International Fund’s exposure to a wide variety of property markets to ensure that portfolio risk levels are within the Adviser’s internal guidelines.

Principal Investment Risks

Risks associated with investing in the securities of companies in the real estate industry include the following: declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, variations in rental income, changes in neighborhood values, and the appeal of properties to tenants and increases in interest rates.

As with any mutual fund, there is no guarantee that the International Fund will earn income or show a positive total return over time. The International Fund’s price, yield and total return will fluctuate. You may lose money if the International Fund’s investments do not perform well.

Investment Risk. An investment in the International Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

Stock Market Risk. Your investment in International Fund shares represents an indirect investment in the securities owned by the International Fund. The value of these securities, like other investments, may move up or down, sometimes rapidly and

7

unpredictably. Your International Fund shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of International Fund dividends and distributions.

Convertible Securities Risk. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities are usually subordinated to comparable non-convertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities, although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities.

Real Estate Securities Risk. The International Fund’s investments in real estate securities, including REITs, are subject to the same risks as direct investments in real estate and mortgages, and their value will depend on the value of the underlying real estate interests. These risks include default, prepayments, changes in value resulting from changes in interest rates and demand for real and rental property and the management skill and creditworthiness of REIT issuers. In this Prospectus, “REITs” are defined as companies that are permitted by local regulations to avoid payment of taxes at the corporate level by paying out a substantial portion of income to shareholders as dividends. The failure of a company to qualify as a REIT could have adverse consequences for the Fund, including significantly reducing return to the International Fund on its investment in such company.

Foreign (Non-U.S.) Securities Risk. Risks of investing in foreign securities include currency risks, future political and economic developments and possible imposition of foreign withholding taxes on income payable on the securities. In addition, there may be less publicly available information about a foreign issuer than about a domestic issuer, and foreign issuers may not be subject to the same accounting, auditing and financial recordkeeping standards and requirements as domestic issuers.

Foreign Currency Risk. The International Fund’s NAV could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest to investors located outside the country, due to blockage of foreign currency exchanges or otherwise.

Depositary Receipts Risk. American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”) are depositary receipts for foreign company stocks which are not themselves listed on a U.S. exchange, and are issued by a bank and held in trust at that bank, and which entitle the owner of such depositary receipts to any capital gains or dividends from the foreign company stocks underlying the depositary receipts. ADRs are U.S. dollar denominated. EDRs and GDRs are typically U.S. dollar denominated but may be denominated in a foreign currency. ADRs, EDRs and GDRs may be subject to more risks than U.S. domestic investments. These additional risks may potentially include greater or less liquidity than the foreign company stocks underlying the depositary receipts, greater price volatility, risks related to adverse political, regulatory, market or economic developments and higher levels of taxation.

Emerging Markets Risk. Securities of companies in emerging markets may be more volatile than those of companies in more developed markets. Emerging market countries generally have less developed markets and economies and, in some countries, less mature governments and governmental institutions. Investing in securities of companies in emerging markets may entail special risks relating to potential economic, political or social instability and the risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment, the lack of hedging instruments, and on repatriation of capital invested.

Interest Rate Risk. Interest rate risk is the risk that preferred securities, and to a lesser extent dividend paying common stocks, will decline in value because of changes in market interest rates. When market interest rates rise, the market value of such securities generally will fall. The historically low interest rate environment increases the risk associated with rising interest rates, including the potential for periods of volatility and increased redemptions. The International Fund may face a heightened level of risk, especially since the Federal Reserve Board has begun tapering its quantitative easing program and may begin to raise rates.

Redemption Risk. Redemptions may pose additional risks to the Funds in that the International Fund may need to sell assets to meet redemptions at inopportune times. The International Fund may incur transaction costs, possible pricing pressure on the securities being sold, and the realization of taxable gains and losses.

8

Investor Profile

The International Fund may be appropriate for investors who:

•	seek to grow capital over the long term;
•	are willing to take on the increased risks of an investment concentrated in securities of companies that operate within the same industry;
•	can withstand volatility in the value of their shares of the Fund; and
•	wish to add to their personal investment portfolio a fund that invests primarily in companies operating in the international real estate industry.

An investment in the International Fund may not be appropriate for all investors. The International Fund is not intended to be a complete investment program, nor is it intended to be used as a short-term trading vehicle.

Fund Performance

The bar chart and the table below show how the International Fund has performed in the past and provide an indication of the risks of investing in the International Fund by showing changes in the International Fund’s performance compared with an index which serves as a broad measure of market performance. Both the bar chart and the table assume that all dividends and distributions are reinvested in the Fund. The International Fund’s past performance (before and after taxes) does not show how the International Fund will perform in the future.

* The best calendar quarter return during the period shown above was 47.79% in the second quarter of 2009; the worst calendar quarter was -20.83% in the third quarter of 2011. The International Fund’s calendar year-to-date total return is 3.53% as of September 30, 2016.

Average Annual Total Returns

(for the Periods Ended December 31, 2015)

	One Year	Five Years	Ten Years

International Fund return before taxes	-2.66%	2.42%	4.38%

International Fund return after taxes on distributions	-5.85%	-1.16%	2.17%

International Fund return after taxes on distributions and sale of shares	-1.50%	0.31%	2.55%

FTSE EPRA/NAREIT Developed ex US Index (reflects no deductions for fees, expenses or taxes)*	-3.23%	4.46%	3.82%

* The FTSE EPRA/NAREIT Developed ex US Index is a broad based index designed to measure the performance of companies engaged in real estate activities in Europe and Asia. An index is a hypothetical measure of performance based on the fluctuations in the value of securities that make up the particular market. An index does not show actual investment returns. Payment of management or brokerage fees or taxes would lower an index’s performance. An index is unmanaged and should not be considered an investment.

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After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The International Fund’s shares, when redeemed, may be worth more or less than original cost. The International Fund’s performance takes into account all applicable fees and expenses. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of the International Fund’s shares at the end of the measurement period.

Investment Adviser

EII serves as the International Property Fund’s investment adviser.

Portfolio Managers

The International Fund team consists of Portfolio Managers and Analysts. Alfred C. Otero, Andrew Cox, Michael Wong and Roberto Versace are primarily responsible for the day-to-day management of the International Fund. Mr. Otero has been Portfolio Manager of the International Fund since July, 2014 and Mr. Cox has served as the Senior Analyst and Co-Portfolio Manager- Europe since September, 2014. Mr. Wong has served the International Fund as the Senior Analyst- Asia since July, 2012 and Co-Portfolio Manager- Asia since September, 2014 while Mr. Versace has served the International Fund as a Senior Analyst-Asia and Co-Portfolio Manager-Asia since March, 2015.

Mr. Otero has been a Managing Director of EII since 2002, Mr. Cox has been a Managing Director of EII Capital Management Ltd. since 2014, Mr. Wong has been a Vice President of EII Capital Management Pte. Ltd. since 2012 and Mr. Versace has been a Managing Director of EII Capital Management Pte. Ltd. since 2015.

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E.I.I. Realty Securities Fund — Summary Section

Investment Objective

The Domestic Fund’s investment objective is to provide the diversification and total return potential of investments in real estate. The Domestic Fund also seeks to achieve a total return that includes a significant component of current income, which may provide portfolio stability during periods of market fluctuation.

Fund Expenses

The following table describes the fees and expenses you may pay if you buy and hold shares of the Domestic Fund:

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Institutional Shares
Investment Advisory Fees	0.75%
Administration Fees	0.15%
Rule 12b-1 Distribution Fees	None
Other Expenses	1.03%
Acquired Fund Fees and Expenses	None
Total Fund Operating Expenses	1.93%
(Fee Waiver) Recoupment	(1.13)%(1)
Total Annual Fund Operating Expenses After (Fee Waiver) Recoupment	0.80%

(1) The Adviser has voluntarily agreed to waive a portion of its investment advisory fees and/or absorb the expenses of the Domestic Fund (excluding certain investment related and extraordinary expenses, and acquired fund fees and expenses) to the extent necessary to limit the direct total annual expenses to not more than 0.80% of the average daily net assets of the Institutional Class shares of the Domestic Fund. This expense limitation may not be amended or withdrawn by the Adviser until one year from the date of this Prospectus and upon notice to shareholders. To the extent that the Adviser waives investment advisory fees and/or absorbs expenses, it may seek payment or recoup a portion or all of such amounts at any time within three fiscal years after the fiscal year in which such amounts were waived or absorbed, subject to the expense limitation stated above for the Domestic Fund or as stated in the year in which the fee was waived, as applicable.

Example

This Example is intended to help you compare the cost of investing in the Domestic Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $100,000 in the Domestic Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Domestic Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$821	$4,976	$9,390	$21,665

Please note that the above example is an estimate of the expenses to be incurred by shareholders of the Domestic Fund. Actual expenses may be higher or lower than those reflected above. The example reflects the expense waiver/reimbursement by the Adviser for only the One Year period and the first year of the other periods presented. In circumstances where the Adviser may be in a position to recoup previously waived expenses for the Domestic Fund, to the extent applicable, the estimated impact of any recoupment would be shown in the example for the One Year or the first year of the other periods in which it is available. Waivers of fund fees and expenses and their subsequent potential recoupment are subject to the parameters detailed above in the footnote to the Annual Fund Operating Expenses table.

Portfolio Turnover

The Domestic Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the

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Domestic Fund’s performance. During the most recent fiscal year, the Domestic Fund’s portfolio turnover rate was 98% of the average value of its portfolio.

Principal Strategies

The Domestic Fund seeks to achieve its investment objective by investing primarily in companies whose business is to own, operate, develop and manage real estate. Under normal market circumstances, the Domestic Fund will invest at least 80% of its net assets (which, for purposes of this policy, may include borrowings for investment purposes) in the securities of companies in the United States that are in the real estate industry, (with a primary emphasis on real estate investment trusts (“REITs”) or REIT-like structures) that are “principally engaged” in the ownership, construction, management, financing, or sale of residential, commercial, or industrial real estate. 20% of the Domestic Fund’s total net assets may be invested in securities of foreign real estate companies. For purposes of this policy, “principally engaged” means that at least 50% of a company’s revenues are derived from such real estate activities or at least 50% of the fair market value of a company’s assets are invested in real estate. The Domestic Fund will not change this policy unless it notifies shareholders at least 60 days in advance.

The securities in which the Domestic Fund may invest include but are not limited to common stock, preferred stock, convertible securities, depositary receipts and, to the extent associated with principal investments, rights and warrants.

The analyst team at EII analyzes companies on a qualitative and quantitative basis to determine whether they are appropriate for investment. Qualitative analysis includes management strength, business strategy, financial strength and competitive advantages within the marketplace. Quantitative analysis entails review of cash flow and dividend growth prospects, risk-adjusted total return expectations, real estate analysis using criteria such as capitalization rates and values on a square footage basis and balance sheet strength and relative cost of capital. Portfolio managers and analysts comprise an investment team that selects companies for investment.

Principal Investment Risks

The Domestic Fund is subject to the risks common to all mutual funds that invest in equity securities, foreign securities, real estate securities and fixed-income securities. You may lose money by investing in this Fund if any of the following occur:

•	domestic and foreign stock markets or real estate markets go down;
•	there are changes in the markets for REITs, which are subject to more abrupt or erratic price movements than equity securities markets;
•	one or more stocks in the Domestic Fund’s portfolio do not perform as well as expected;
•	there are changes in interest rates;
•	there are increases in operating costs generally of real estate properties or increases in competition, property taxes or capital expenditures regarding real estate properties;
•	there are increases in defaults relating to real estate properties, including defaults by borrowers or tenants; or
•	the real estate industry is affected by certain economic, political or regulatory occurrences.

As with any mutual fund, there is no guarantee that the Domestic Fund will earn income or show a positive total return over time. The Domestic Fund’s price, yield and total return will fluctuate. You may lose money if the Domestic Fund’s investments do not perform well.

Investment Risk. An investment in the Domestic Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

Stock Market Risk. Your investment in Domestic Fund shares represents an indirect investment in the securities owned by the Domestic Fund. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Your Domestic Fund shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Domestic Fund dividends and distributions.

Convertible Securities Risk. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities are usually subordinated to comparable non-convertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities, although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities.

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Real Estate Securities Risk. The Domestic Fund’s investments in real estate securities, including REITs, are subject to the same risks as direct investments in real estate and mortgages, and their value will depend on the value of the underlying real estate interests. These risks include default, prepayments, changes in value resulting from changes in interest rates and demand for real and rental property and the management skill and creditworthiness of REIT issuers. In this Prospectus, “REITs” are defined as companies that are permitted by local regulations to avoid payment of taxes at the corporate level by paying out a substantial portion of income to shareholders as dividends. The failure of a company to qualify as a REIT could have adverse consequences for the Fund, including significantly reducing return to the Domestic Fund on its investment in such company.

Depositary Receipts Risk. American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”) are depositary receipts for foreign company stocks which are not themselves listed on a U.S. exchange, and are issued by a bank and held in trust at that bank, and which entitle the owner of such depositary receipts to any capital gains or dividends from the foreign company stocks underlying the depositary receipts. ADRs are U.S. dollar denominated. EDRs and GDRs are typically U.S. dollar denominated but may be denominated in a foreign currency. ADRs, EDRs and GDRs may be subject to more risks than U.S. domestic investments. These additional risks may potentially include greater or less liquidity than the foreign company stocks underlying the depositary receipts, greater price volatility, risks related to adverse political, regulatory, market or economic developments and higher levels of taxation.

Non-Diversification Risk. As a non-diversified fund, the Domestic Fund may devote a larger portion of its assets to the securities of a single issuer than if it were diversified and the decline in value of an investment in a single issuer would cause the Domestic Fund’s overall value to decline to a greater degree. As such, with each investment potentially having a greater effect on the Domestic Fund’s performance, the Domestic Fund’s performance is more susceptible to a single economic, political or regulatory occurrence than a diversified fund.

Interest Rate Risk. Interest rate risk is the risk that preferred securities, and to a lesser extent dividend paying common stocks, will decline in value because of changes in market interest rates. When market interest rates rise, the market value of such securities generally will fall. The historically low interest rate environment increases the risk associated with rising interest rates, including the potential for periods of volatility and increased redemptions. The Domestic Fund may face a heightened level of risk, especially since the Federal Reserve Board has begun tapering its quantitative easing program and may begin to raise rates.

Redemption Risk. Redemptions may pose additional risks to the Funds in that the Domestic Fund may need to sell assets to meet redemptions at inopportune times. The Domestic Fund may incur transaction costs, possible pricing pressure on the securities being sold, and the realization of taxable gains and losses.

Portfolio Turnover Risk. The Domestic Fund may engage in active and frequent trading of its portfolio securities. The Domestic Fund's annual portfolio turnover rate may be greater than 100%. A high portfolio turnover rate could result in high brokerage costs, lower performance, and an increase in taxable capital gains distributions to the stockholders.

Investor Profile

While the Domestic Fund is non-diversified under the federal securities laws, where performance of a particular investment or a small group of investments may affect the performance more than if the Domestic Fund were “diversified,” an investment in the Domestic Fund may serve as an effective portfolio diversifier for many investors by providing real estate exposure.

The Domestic Fund may be appropriate for investors who:

•	seek to grow capital over the long term;
•	are willing to take on the increased risks of an investment concentrated in securities of companies that operate within the same industry;
•	can withstand volatility in the value of their shares of the Fund; and
•	wish to add to their personal investment portfolio a fund that invests primarily in companies operating in the real estate industry.

An investment in the Domestic Fund may not be appropriate for all investors. The Domestic Fund is not intended to be a complete investment program, nor is it intended to be used as a short-term trading vehicle.

Fund Performance

The bar chart and the table below show how the Domestic Fund has performed in the past and provide an indication of the risks of investing in the Domestic Fund by showing changes in the Domestic Fund’s performance compared with an index which serves as a broad measure of market performance. Both the bar chart and the table assume that all dividends and distributions

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are reinvested in the Fund. The Domestic Fund’s past performance (before and after taxes) does not show how the Domestic Fund will perform in the future.

* The best calendar quarter return during the period shown above was 31.45% in the third quarter of 2009; the worst calendar quarter was -35.66% in the fourth quarter of 2008. The Domestic Fund’s calendar year-to-date total return is 10.63% as of September 30, 2016.

Average Annual Return

(for the Periods Ended December 31, 2015)

	One Year	Five Years	Ten Years

Domestic Fund return before taxes	2.22%	12.58%	7.71%

Domestic Fund return after taxes on distributions	-0.86%	9.71%	4.64%

Domestic Fund return after taxes on distributions and sale of shares	2.49%	9.20%	5.65%

FTSE NAREIT Equity REITs Index (reflects no deductions for fees, expenses or taxes)*	3.20%	11.96%	7.41%

* The FTSE NAREIT Equity REITs Index is a broad based index designed to measure the performance of U.S. Equity REITs. An index is a hypothetical measure of performance based on the fluctuations in the value of securities that make up the particular market. An index does not show actual investment returns. Payment of management or brokerage fees or taxes would lower an index’s performance. An index is unmanaged and should not be considered an investment.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Domestic Fund’s shares, when redeemed, may be worth more or less than original cost. The Domestic Fund’s performance takes into account all applicable fees and expenses. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of the Domestic Fund’s shares at the end of the measurement period.

Investment Adviser

EII serves as the Domestic Fund’s investment adviser.

Portfolio Managers

The Domestic Fund team consists of Portfolio Managers and Analysts. Alfred C. Otero is the Portfolio Manager of the Domestic Fund. Mr. Otero has been primarily responsible for the day-to-day management of the Domestic Fund since July 2004 and has been a Managing Director of EII since 2002. Gabriel Buerkle has served as Assistant Portfolio Manager of the Domestic Fund since December 2012 and has been a Vice President of EII since 2012.

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Information on Purchase and Sale of Fund Shares, Taxes and Financial Intermediaries

Purchase and Sale of Fund Shares

The minimum initial investment for Institutional Shares is $100,000 for each Fund. This minimum may be reduced at EII’s sole discretion. Employees and officers of EII and its affiliates and immediate family members may purchase Institutional Shares without being subject to the minimum investment. There is no minimum for additional investments. For more information, please refer to the section of this Prospectus entitled “Investing in the Funds.”

If you wish to redeem shares directly through the Fund, you can do so on any business day by calling 888-323-8912 or by writing the Fund at E.I.I. [Indicate name of Fund], P.O. Box 9822, Providence, RI 02940. Investors who wish to purchase, exchange or redeem Fund shares through a broker-dealer or financial intermediary should contact the broker-dealer or financial intermediary directly.

Tax Information

The Funds’ distributions are taxable, and will be taxed as ordinary income or capital gains unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries

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If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Additional Information about Investment Strategies and Related Risks

Each Fund seeks to achieve its objective by investing in companies that own, operate, develop and manage real estate. Typically, an investment in commercial real estate provides returns, customarily in the form of yield, and additional appreciation potential, which means that the price of the investment increases over time. Maintaining a component of current income, or dividends, may serve to provide portfolio stability during periods of overall market fluctuations. To pursue capital appreciation, each Fund will target companies with the highest risk-adjusted total return potential.

The following are the principal types of securities in which a Fund may invest:

Real Estate Investment Trusts

REITs are companies that own interests in real estate or in real estate-related loans and other interests, with revenues primarily consisting of rent derived from owned, income-producing real estate properties, and the potential capital gains from the sale of such properties. A REIT in the U.S. is generally not taxed on income distributed to its shareholders as long as it meets certain tax related requirements, such as a requirement that it distributes substantially all of its taxable income to its shareholders. REITs can be characterized as equity REITs, mortgage REITs, and hybrid REITs. Each Fund will invest predominantly in equity REITs. Each Fund may also invest in mortgage and hybrid REITs. Equity REITs, which may include operating or finance companies, own real estate directly and the value of, and income earned by, these REITs depends upon the income of the underlying properties and the rental income they earn. Equity REITs also can realize capital gains (or losses) by selling properties that have appreciated (or depreciated) in value. Mortgage REITs can make construction, development, or long-term mortgage loans and are sensitive to the credit quality of the borrower. Mortgage REITs derive their income from interest payments on such loans. Hybrid REITs combine the characteristics of both equity and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate.

Foreign (Non-U.S.) Real Estate Securities

Each of the Global Fund and International Fund invest in non-U.S. real estate companies, including REITs and REIT-like entities. Some countries may have a REIT structure very similar to that which exists in the United States today, while other countries have REIT-like structures that differ from the U.S. in terms of tax requirements or benefits, or scope of qualifying business activities. In addition, there are some countries that have yet to adopt a REIT structure in any form. The Funds may invest in any REIT or REIT-like entities that it deems acceptable under the terms and descriptions set forth in this prospectus.

In addition, the Global Fund and International Fund may invest in other securities, as described in the section entitled “Other Securities and Investment Practices.”

Investment Philosophy

EII’s investment philosophy is to achieve attractive risk-adjusted total returns by investing primarily in a diversified portfolio of real estate securities of companies, which it deems to be of the highest quality available in the global marketplace. In this regard, EII deems high-quality companies to be candidates for the portfolio when a number of the following conditions are met:

•	Experienced, dedicated management teams are in place, which have markets expertise, and have a pro-shareholder orientation.
•	The companies have long-term strategies, which position them for sustainable cash flow growth.
•	The companies have sufficiently strong balance sheets to enable significant growth.

Global Fund

The Adviser will employ its, and its affiliates’, extensive global real estate experience in a value-oriented approach to maximizing risk-adjusted returns. The Adviser believes that property markets are inefficient relative to other markets, and will seek to take advantage of pricing anomalies that are discovered through the Adviser’s fundamental approach to valuing companies. The Global Fund will invest at least 80% of its net assets (which, for purposes of this policy, may include borrowings for investment purposes) in the equity securities of U.S. and non-U.S. companies (with a primary emphasis on REITS or REIT-like structures) that are “principally engaged” in the ownership, construction, management, financing, or sale of residential, commercial, or industrial real estate. For purposes of this policy, “principally engaged” means that at least 50%

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of a company’s revenues are derived from such real estate activities or at least 50% of the fair market value of a company’s assets are invested in real estate. The Global Fund will not change this policy unless it notifies shareholders at least 60 days in advance.

The investment process results from the Adviser’s experience in the real estate markets and financial markets globally and involves a highly disciplined, value-oriented approach. The Adviser will focus principally on those countries that have established property markets and that have the appropriate level of country risk and growth prospects. Prior to investing in any company, the portfolio managers will have met with company executives to assess firsthand the investment opportunity. This is most critical for companies operating in emerging market countries, as the economic data used by the Adviser for screening opportunities in these countries generally are not as accurate or timely as the data available for developed countries.

Once a country has been identified as worthy of further consideration, the Adviser reviews local economic factors to determine the stage of the property cycle and which companies are well positioned to benefit from future trends. The economic factors that directly affect supply and demand of various property types include: job growth, building permit trends, financial market liquidity and interest rates, absorption, and pending additions to supply. The primary sources for this economic data include broker research, databases compiled by Bloomberg and other Internet-based econometric services, the real estate brokerage community and our collective market contacts.

Companies are placed through a series of preliminary liquidity screens in order to determine which of them are likely to provide the most attractive investment opportunities. The Adviser will use company models to further refine the analysis. The key components of the Adviser’s models are both quantitative and subjective. The Adviser focuses on each company’s ability to generate cash flow to cover recurring capital expenditures and fixed charges to support ongoing business. Foremost among the Adviser’s primary quantitative screens is access to capital, which is critical to these asset-intensive companies. Net asset values of companies will be evaluated in the context of a break-up or liquidation scenario, but they will not be used exclusively in the determination of overall company value. As many companies depend on growth to enhance shareholder value, the Adviser also will look for companies whose growth opportunities are not fully valued by the market. Non-quantitative measures will focus on the quality of management and ownership, management’s financial commitment, and market niche/business focus. This is where the Adviser’s real estate contacts and market experience become most critical.

The resulting list of potential investments is then re-analyzed in the context of market conditions. Once the valuations are confirmed, the investment is reviewed by the portfolio managers of the Adviser for final approval. As part of the approval process, both buy and sell target prices and/or valuation targets are set for each investment. The valuations are reviewed quarterly or more frequently if new developments require, and target prices may be reset with the approval of the portfolio managers. Once the sell target price has been reached, the position must be re-evaluated in order to determine whether to adjust the target price, reduce it or sell.

The Global Fund will invest primarily in companies located in the developed countries of North America, Europe and Asia. It may also invest in the emerging markets of Europe, Asia, Latin America, South America and the Middle East and Africa. The Global Fund may but currently has no intention to participate in currency hedging or private placements.

Under normal market conditions, the Global Fund will invest at least 40% of its total assets in securities of companies domiciled outside the U.S. and will invest from 20% to 60% of its total assets in U.S.-domiciled companies. These guidelines may be waived for short-term defensive purposes. The Global Fund will invest no more than 10% of its total assets in the securities of any one issuer or in companies operating in emerging market countries. For the purposes of this Prospectus, “emerging market countries” are defined as countries with gross domestic product per capita of less than $10,000 and such other criteria as the Adviser may deem relevant. No single country will exceed 30% of the Global Fund’s portfolio (with the exception of the United States which can represent up to 60% of the Global Fund’s total assets).

The Global Fund seeks to exceed the performance of its benchmark, the FTSE EPRA/NAREIT Developed Index. The Global Fund generally will hold a minimum of 30 stocks within the portfolio, but will typically average between 40 and 70 stocks.

International Fund

The Adviser will employ its, and its affiliates’, extensive international real estate experience in a value-oriented approach to maximizing risk-adjusted returns. The Adviser believes that property markets are inefficient relative to other markets, and will seek to take advantage of pricing anomalies that are discovered through the Adviser’s fundamental approach to valuing companies. Unlike industrial sectors, the property sector cannot easily adjust to changes in market conditions. Properties take time to develop and either sell or lease, and once a project has begun, it is difficult to stop. Rents and property values also take time to adjust, and this economic friction can lead to market pricing inefficiencies, which, in the opinion of the Adviser, should

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provide the International Fund with investment opportunities. The International Fund will invest at least 80% of its net assets (which, for purposes of this policy, may include borrowings for investment purposes) in the equity securities of non-U.S. companies (with a primary emphasis on REITs or REIT-like structures) that are “principally engaged” in the ownership, construction, management, financing, or sale of residential, commercial, or industrial real estate. For purposes of this policy, “principally engaged” means that at least 50% of a company’s revenues are derived from such real estate activities or at least 50% of the fair market value of a company’s assets are invested in real estate. The International Fund will not change this policy unless it notifies shareholders at least 60 days in advance.

The investment process results from the Adviser’s experience in the real estate and international financial markets and involves a highly disciplined, value-oriented approach. The Adviser will focus principally on those countries that have established property markets and that have the appropriate level of country risk and growth prospects. Prior to investing in any market, the International Fund’s portfolio managers will have met with key government and company executives to assess firsthand the investment opportunity. This is most critical for companies operating in emerging market countries, as the economic data used by the Adviser for screening opportunities in these countries generally are not as accurate or timely as the data available for developed countries.

Once a country has been identified as worthy of further consideration, the Adviser reviews local economic factors to determine the stage of the property cycle and which companies are well positioned to benefit from future trends. The economic factors that directly affect supply and demand of various property types include: job growth, building permit trends, financial market liquidity and interest rates, absorption, and pending additions to supply. The primary sources for this economic data include broker research, databases compiled by Bloomberg and other Internet-based econometric services, the real estate brokerage community and market contacts.

After isolating those companies that are most likely to provide investment opportunities, the Adviser will use company models to further refine the analysis. The key components of the Adviser’s models are both quantitative and subjective. The Adviser focuses on each company’s ability to generate cash flow to cover recurring capital expenditures and fixed charges to support ongoing business. Foremost among the Adviser’s primary quantitative screens is access to capital, which is critical to such asset-intensive companies. Net asset values of companies will be evaluated in the context of a break-up or liquidation scenario, but they will not be used exclusively in the determination of overall company value. As many of these companies depend on growth to enhance shareholder value, the Adviser also will look for companies whose growth opportunities are not fully valued by the market. Non-quantitative measures will focus on the quality of management and ownership, management’s financial commitment, and market niche/business focus. This is where the Adviser’s real estate contacts and market experience become most critical.

The resulting list of potential investments is then re-analyzed in the context of market conditions. Once the valuations are confirmed, the investment is reviewed by the senior management of the Adviser for final approval. As part of the approval process, both buy and sell target prices are set for each investment. The valuations are reviewed quarterly or more frequently if new developments require, and target prices may be reset with the approval of senior management of the Adviser. Once the sell target price has been reached, the position must be sold or a new target price set.

The International Fund will invest primarily in companies located in the developed countries of North America (ex-USA), Europe and Asia. It may also invest in the emerging markets of Europe, Asia, Latin America, South America and the Middle East and Africa. The International Fund may but currently has no intention to participate in currency hedging or private placements.

The International Fund will invest no more than 10% of its total assets in the securities of any one issuer or in companies operating in emerging market countries. For the purposes of this Prospectus, “emerging market countries” are defined as countries with gross domestic product per capita of no more than $10,000 and such other criteria as the Adviser may deem relevant. The International Fund will be limited to investing no more than three times a country’s weight in the Index, although the Adviser may, in its discretion, exceed this limitation in order to maintain a meaningful position in a particular security. No single country will exceed 30% of the International Fund’s portfolio (with the exception of Hong Kong).

The International Fund seeks to exceed the performance of its benchmark, the FTSE EPRA/NAREIT Developed ex US Index. The International Fund generally will hold on average, 35 to 40 stocks, but at times may go as high as 50 stocks, as market conditions warrant.

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Domestic Fund

A critical objective of the Domestic Fund is to achieve total returns, which include a significant component of current income, or dividends, which may serve to provide portfolio stability during periods of overall market fluctuations. To pursue capital appreciation, the Domestic Fund will target companies with the highest risk-adjusted total return potential. The Domestic Fund intends to invest at least 80% of its total assets in the equity or convertible securities of U.S. companies (with a primary emphasis on REITs) that are principally engaged in the ownership, construction, management, financing, or sale of residential, commercial, or industrial real estate. The Domestic Fund also may invest up to 20% of its total assets in securities of foreign real estate companies, many of which have substantial holdings of U.S. real estate securities. The Domestic Fund will not change this policy unless it notifies shareholders at least 60 days in advance.

The Domestic Fund may achieve its investment objective by investing all of its assets in another investment company having substantially the same investment objective and policies as the Domestic Fund instead of investing directly in the underlying securities.

The Domestic Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Domestic Fund’s performance. During the most recent fiscal year, the Domestic Fund’s portfolio turnover rate was 107% of the average value of its portfolio.

*       *       *

Investment Philosophy Generally for the Funds

EII’s Investment Teams are composed of portfolio managers as well as analysts and strategists.

Investment Team Decision Process:

EII’s Investment Teams analyze global and regional economic trends and the market for different types of real estate including residential, retail, hotel, industrial and office properties. In addition, the Investment Teams make assessments of the economic environment and securitization trends, and then derive an investment strategy formulated to take advantage of perceived opportunities.

Analyst Team Decision Process:

EII’s analyst team tracks a universe of more than 400 individual companies globally that are considered for potential investment. Companies are evaluated on both a quantitative and a qualitative basis in order to determine which companies may provide attractive risk-adjusted returns. EII’s global analyst team evaluates and analyzes companies based upon the following criteria:

Qualitative Analysis:

•	Management strength;
•	Business strategy;
•	Financial strength; and
•	Competitive advantages within the marketplace.

Quantitative Analysis:

•	Cash flow and dividend growth prospects;
•	Risk-adjusted total return expectations using numerous methodologies;
•	Real estate analysis using criteria such as capitalization rates and values on a square footage basis; and
•	Balance sheet strength and relative cost of capital.

Integral parts of EII’s investment process include:

•	Performing individual property and market evaluations which are important to understanding the company’s portfolio;
•	Verifying that the company’s assets are consistent with management’s stated strategy;
•	Finding and reviewing any problems relating to the company’s properties;
•	Evaluating the company’s properties and their position in the markets; and
•	Assessing the quality of property management.
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Diversification Requirements

The Securities and Exchange Commission (the “SEC”) and the Internal Revenue Service (the “IRS”) impose certain requirements with which all mutual funds must comply. Each Fund monitors these limitations on an ongoing basis. These diversification provisions and requirements are discussed further in the Funds’ Statement of Additional Information (“SAI”).

•	SEC Requirement: The Global and International Funds are “diversified” according to certain federal securities provisions regarding diversification of its assets, while the Domestic Fund is a non-diversified Fund. As a non-

diversified Fund, the Domestic Fund may devote a larger portion of its assets to the securities of a single issuer than if it were diversified.

•	IRS Requirement: Each Fund intends to comply with certain federal tax requirements regarding the diversification of its assets. Generally, under those requirements, each Fund must invest at least 50% of its total assets so that no more than 5% of its total assets are invested in the securities of any one issuer (excluding U.S. Government securities).

Risk Factors Generally

Each Fund is designed for long-term investors who can weather changes in the value of their investment. In conjunction with the risks previously discussed in the Summary Sections, the following are general risks you may assume by investing in the Funds:

Investment Risk

Investment in the Funds are subject to investment risk, including the possible loss of the entire principal amount that you invest.

Stock Market Risk

Your investment in Fund shares represents an indirect investment in the REIT shares and other real estate securities owned by the Fund. The value of these equity securities, like other stock market investments, may move up or down, sometimes rapidly and unpredictably. Your Fund shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions.

Convertible Securities Risk

A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities are usually subordinated to comparable non-convertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities, although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities.

Real Estate Securities Risk

The value of real estate securities in general, and REITs in particular, are subject to the same risks as direct investments in real estate and mortgages and will depend on the value of the underlying properties or the underlying loans or interests. The underlying loans may be subject to the risks of default or of prepayments that occur earlier or later than expected, and such loans may also include so-called “sub-prime” mortgages. The value of these securities will rise and fall in response to many factors, including economic conditions, the demand for rental property, interest rates and, when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties. REITs may be more volatile and/or more illiquid than other types of equity securities. The Funds will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Funds.

Foreign (Non-U.S.) Securities and Emerging Market Risks

To the extent the Global or International Funds invest in foreign securities (including depositary receipts), these investments are subject to special risks in addition to those of U.S. investments. These risks include political and economic risks, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. If foreign securities are denominated and traded in a foreign currency, the value of the Global or International Funds’ foreign holdings can be affected by currency exchange rates and exchange control regulations.

The risks associated with foreign securities are magnified in countries in “emerging markets.” These countries may have relatively unstable governments and less-established market economies than developed countries. Emerging markets may face greater social, economic, regulatory and political uncertainties. These risks make emerging market securities more volatile and less liquid than securities issued in more developed countries. The Global or International Fund’s investments in foreign and

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emerging market securities may also be subject to foreign withholding taxes. As a result, the Global or International Fund’s yield on those securities would be decreased.

Foreign securities include American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”). ADRs, EDRs and GDRs are depositary receipts for foreign company stocks which are not themselves listed on a U.S. exchange, and are issued by a bank and held in trust at that bank, and which entitle the owner of such depositary receipts to any capital gains or dividends from the foreign company stocks underlying the depositary receipts.

ADRs are U.S. dollar denominated. EDRs and GDRs are typically U.S. dollar denominated but may be denominated in a foreign currency. Foreign securities, including ADRs, EDRs and GDRs, may be subject to more risks than U.S. domestic investments. These additional risks may potentially include greater or less liquidity than the foreign company stocks underlying the depositary receipts, greater price volatility and risks related to adverse political, regulatory, market or economic developments. Foreign companies also may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing the earnings potential of such foreign companies. In addition, amounts realized on sales of foreign securities may be subject to high and potentially confiscatory levels of foreign taxation and withholding when compared to comparable transactions in U.S. securities. The Funds will generally not be eligible to pass through to shareholders any U.S. federal income tax credits or deductions with respect to foreign taxes paid unless it meets certain requirements regarding the percentage of its total assets invested in foreign securities. Investments in foreign securities involve exposure to fluctuations in foreign currency exchange rates. Such fluctuations may reduce the value of the investment. Foreign investments are also subject to risks including potentially higher withholding and other taxes, trade settlement, custodial, and other operational risks and less stringent investor protection and disclosure standards in certain foreign markets. In addition, foreign markets can and often do perform differently from U.S. markets.

Foreign Currency

Although the Global and International Fund will report its NAV and pay dividends in U.S. dollars, foreign securities often are purchased with and make interest payments in foreign currencies. Therefore, when the Global or International Fund invests in foreign securities, it will be subject to foreign currency risk, which means that such Fund’s NAV could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest to investors located outside the country, due to blockage of foreign currency exchanges or otherwise.

Interest Rate Risk

Interest rate risk is the risk that preferred securities, convertible securities and to a lesser extent dividend-paying common stocks, will decline in value because of changes in market interest rates. When market interest rates rise, the market value of such securities generally will fall. The historically low interest rate environment increases the risk associated with rising interest rates, including the potential for periods of volatility and increased redemptions. The Fund may face a heightened level of risk, especially since the Federal Reserve Board has begun tapering its quantitative easing program and may begin to raise rates.

Non-Diversification Risk

As a “non-diversified” Fund, the Domestic Fund can invest in fewer individual companies than a diversified fund. Because a non-diversified portfolio is more likely to experience large market price fluctuations, the Fund may be subject to a greater risk of loss than a fund that has a diversified portfolio.

Redemption Risk

Redemptions may pose additional risks to the Funds in that the Fund may need to sell assets to meet redemptions at inopportune times. The Funds may incur transaction costs, possible pricing pressure on the securities being sold, and the realization of taxable gains and losses.

Portfolio Turnover Risk

The Domestic Fund may engage in active and frequent trading of its portfolio securities. The Domestic Fund’s annual portfolio turnover rate may be greater than 100%. There are no limits on the rate of portfolio turnover, and investments may be sold without regard to length of time held by the Domestic Fund. A high portfolio turnover rate could result in high brokerage costs, lower performance, and an increase in taxable capital gains distributions to the stockholders.

The following risks are common to mutual funds that invest in fixed-income securities:

Interest rate risk. The value of a fixed-income security typically changes in the opposite direction from a change in interest rates. When interest rates go up, the value of a fixed-rate security typically goes down. When interest rates go down, the value of these securities typically goes up. Generally, the market values of securities with longer maturities are more sensitive to changes in interest rates.

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Inflation risk is the risk that inflation will erode the purchasing power of the cash flows generated by fixed-income securities held by a Fund. Fixed-rate debt securities are more susceptible to this risk than floating-rate debt securities.

Reinvestment risk is the risk that when interest income is reinvested, interest rates will have declined so that income must be reinvested at a lower interest rate. Generally, interest rate risk and reinvestment risk have offsetting effects.

Credit (or default) risk is the risk that the issuer of a fixed-income security will be unable to make timely payments of interest or principal.

Other Securities and Investment Practices

The following are some of the types of securities the Funds may purchase under normal market conditions. The majority of each Fund’s portfolio is made up of equity securities.

Temporary Defensive Investments — for cash-management or temporary defensive purposes in response to market conditions, each Fund may hold all of its assets in cash or short-term money market instruments. This may reduce the benefit from any upswing in the market and may cause the Fund to fail to meet its investment objective. For more information see the SAI.

Asset-Backed Securities — a form of complex security, similar to mortgage-related securities, but with a less effective security interest in the related collateral.

Convertible Securities — including bonds, debentures, notes, preferred stocks, or other securities that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula.

Corporate Debt Securities — including corporate bonds, debentures, notes, and other similar instruments and convertible securities, and some forms of preferred or preferred stock.

Money Market Instruments — each Fund may invest in the following types of money market instruments:

•	U.S. Government Securities. Securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. Some are direct obligations of the U.S. Treasury; others are obligations only of the U.S. agency. There is no guarantee that the U.S. government will provide support to agencies or instrumentalities if they are unable to meet their obligations.
•	Bank Obligations. Certificates of deposit, time deposits, bankers’ acceptances and other short-term obligations issued by domestic banks, foreign subsidiaries or foreign branches of domestic banks, domestic and foreign branches of foreign banks, domestic savings and loan associations, and other banking institutions.
•	Commercial Paper. Short-term, unsecured promissory notes issued for short- term credit needs.

Mortgage-Related Securities — securities backed by a mortgage or a pool of mortgages. These securities are derivative instruments, because their value is linked to or derived from another security, instrument or index.

•	Commercial Mortgage-Related Securities. Generally multi-class debt or pass-through certificates secured by mortgage loans on commercial properties.
•	Residential Mortgage-Related Securities. Securities representing interests in pools of one- to four-family residential mortgage loans issued or guaranteed by governmental agencies or issued by private entities.

Zero Coupon Securities — securities purchased at a discount from face value. The face value of the security is received at its maturity, with no periodic interest payments before maturity. These securities may be subject to greater risks of price fluctuation than securities that periodically pay interest.

Illiquid Securities — securities that are not readily marketable. No Fund will invest more than 10% of its net assets in illiquid securities. Illiquid securities are securities that are not readily marketable or cannot be disposed of promptly within seven days, in the usual course of business, at approximately the price at which the Fund has valued them.

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Restricted Securities — unregistered securities that are subject to restrictions on resale, sometimes referred to as private placements. Although securities that may be resold only to “qualified institutional buyers” in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended, are technically considered “restricted securities,” each Fund may purchase Rule 144A securities without regard to the limitation on investments in illiquid securities described above, provided that a determination is made that such securities have a readily available trading market.

Investment Companies — securities issued by other investment companies. Under the 1940 Act, each Fund’s investment in such securities, subject to certain exceptions, currently is limited to (i) 3% of the total voting stock of any one investment company; (ii) 5% of the Fund’s total assets with respect to any one investment company; and (iii) 10% of the Fund’s total assets in the aggregate. The Funds will invest in another investment company only if it has an investment objective that is similar to that of the given Fund.

Leverage — the Funds do not borrow for the purpose of leveraging the portfolios.

Portfolio Turnover

Each Fund may engage in active and frequent trading of its portfolio securities. Each Fund’s annual portfolio turnover rate may be greater than 100%. No Fund will limit its portfolio turnover when market conditions and/or redemptions dictate a more active trading policy and trading portfolio securities is appropriate. A high portfolio turnover rate could result in high brokerage costs, lower performance, and an increase in taxable capital gains distributions to the stockholders. A lower portfolio turnover rate will result in a lower rate of net realized capital gains to a Fund and will decrease the portion of the Fund’s distributions constituting taxable capital gains.

These instruments and investment practices and certain related risks are described more specifically under “Portfolio Securities and Investment Practices” in the SAI.

Portfolio Holdings

A description of the Funds policies and procedures with respect to the disclosure of each Fund’s portfolio securities is available in the Funds’ SAI.

Portfolio Management and Fund Operations

Advisory Services

The Trust, on behalf of each Fund, has entered into an investment advisory agreement with EII Realty Securities, Inc., 640 Fifth Avenue, New York, New York 10019. EII provides each Fund with investment management and financial advisory services, including purchasing and selling the securities in the Fund’s portfolio, at all times subject to the policies set forth by the Trust’s Board of Trustees (the “Board”). EII identifies and analyzes possible investments for each Fund, determines the amount and timing of such investments, and determines the forms of investments. EII also monitors and reviews each Fund’s portfolio.

Under the investment advisory agreement with EII, each Fund will incur a monthly advisory fee payable to the Adviser calculated at an annual rate of 0.75% of the Fund’s average daily net assets, before waivers, if any. During the fiscal year ended June 30, 2016, the International Fund, the Global Fund and the Domestic Fund paid monthly advisory fees to the Adviser (net of fee waivers or including recoupment by the Adviser for past waivers, if applicable) calculated at an annual rate of 0.00%, of each Fund’s average daily net assets. Until further notice to shareholders, the Adviser has voluntarily agreed to waive a portion of its investment advisory fees and/or absorb the expenses of the Funds to the extent necessary to limit the total annual expenses of the Funds’ Institutional Class shares to not more than 1.00% of those shares’ average daily net assets for the International and Global Fund, and to not more than 0.80% of those shares’ average daily net assets for the Domestic Fund. To the extent that the Adviser waives investment advisory fees and/or absorbs expenses, it may seek payment of (i.e., recoup) a portion or all of such amounts at any time within three fiscal years after the fiscal year in which such amounts were waived or absorbed, subject to the expense limitations stated above for the International Fund, Global Fund and Domestic Fund, respectively.

A discussion regarding the basis for the Board’s most recent approval of the investment advisory agreement with EII for these Funds is available in the Funds’ shareholder report for the fiscal year ended June 30, 2016.

EII was formed in 1993 and is registered with the SEC as an investment adviser. It provides global real estate securities portfolio management services primarily to U.S. and Canadian tax-exempt institutions and other investors. EII is a wholly-owned subsidiary of EII Capital Management, Inc., which is a registered investment adviser providing global real estate securities portfolio management services primarily to offshore (non-U.S./Canadian) entities. EII Capital Management, Inc. was founded in 1983 to provide investment services primarily to foreign investors (with a focus in Europe) in the United States by

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managing securities portfolios as well as providing direct real estate advisory services and corporate advisory services. EII and EII Capital Management, Inc. are owned by EII Capital Holding, Inc., which is owned by management.

Administrative Services

EII also serves as each Fund’s administrator. EII supervises the administration of all aspects of each Fund’s operations, including the Fund’s receipt of services for which the Fund is obligated to pay, provides the Fund with general office facilities, and provides, at the Fund’s expense, the services of persons necessary to perform such supervisory, administrative, and clerical functions as are needed to operate the Fund effectively. For these services and facilities, for Institutional Shares, EII receives with respect to each Fund a fee calculated daily and paid monthly at an annual rate of 0.15% of the average daily net assets of those shares of the Fund.

Portfolio Managers

Global Fund — Alfred C. Otero has been a portfolio manager primarily responsible for the day-to-day management of the Global Fund’s portfolio since its inception in February, 2007.

International Fund — Alfred C. Otero has been a portfolio manager primarily responsible for the day-to-day management of the International Fund’s portfolio since July, 2014. Andrew Cox has served as the Senior Analyst and Co- Portfolio Manager- Europe of the International Fund since September, 2014. Michael Wong has served as the Senior Analyst- Asia of the International Fund since July, 2012 and as Co- Portfolio Manager- Asia since September 2014. Roberto Versace has served as the Senior Analyst-Asia and Co-Portfolio Manager-Asia of the International Fund since March, 2015.

Domestic Fund — Alfred C. Otero has been primarily responsible for the day-to-day management of the Domestic Fund’s portfolio since July, 2004 and Gabriel Buerkle has served as Assistant Portfolio Manager of the Domestic Fund since December, 2012.

ALFRED C. OTERO has been a Managing Director of EII since 2002. Mr. Otero is primarily responsible for the firm’s Global and North American real estate investment activities and is Co- Portfolio Manager of EII’s International real estate activities. He has been with EII for more than 18 years and has lead the firm’s U.S. REIT efforts since July 2004. Prior to joining the firm, Mr. Otero managed real estate investments and initiatives for Mutual of America Capital Management Corp. Mr. Otero earned a BBA in Finance in 1989 and an MBA in 1992 from the University of Notre Dame.

ANDREW COX, CFA, has been a Managing Director of EII Capital Management Ltd. since 2014, rejoining the firm after working for EII Capital Management, Inc. from 2007-2009. He serves as the Co- Portfolio Manager for the firm’s European real estate securities strategy. From 2011 to 2014, Mr. Cox worked at GIC Real Estate where he was responsible for managing listed real estate investments in Europe.  Prior to joining GIC in 2011, he established the UK property equity research coverage for Numis Securities and from 2007 to 2009 was employed by EII Capital Management, Inc. in New York as a Senior Analyst, in the International real estate securities team.  Mr. Cox started his career at Schroders PLC in London in 2001, becoming a European property securities research analyst in 2004.  He is a graduate of the University of St. Andrews, MA (Hons) in Economics and a CFA Charterholder.

MICHAEL WONG, CFA, has been a Vice President of EII Capital Management Pte. Ltd. since 2012. He serves as the Senior Analyst and Co- Portfolio Manager for the firm’s Asian real estate securities strategy and is responsible for coverage of Asian REITs and Japanese, Hong Kong and Chinese property equities. Prior to joining EII, Mr. Wong served as an Assistant Fund Manager for Henderson Global Investors from 2006 to 2012 where he was responsible for the management of the Asian property securities portfolio as well as coverage of the Hong Kong, Chinese and Japanese property markets. He began his career in the risk management department of United Overseas Bank in 2004 through 2006. Mr. Wong graduated from the National University of Singapore with a Bachelor’s degree and is a CFA Charterholder.

ROBERTO VERSACE has been a Managing Director of EII Capital Management Pte. Ltd. since 2015, serving the firm’s Asian real estate securities strategy with responsibility for coverage of Asia-Pacific property companies and markets. Prior to joining EII, Mr. Versace served as a senior portfolio manager responsible for Asia at BNY Mellon Investment Management Singapore from 2010 to 2015. From 2007 to 2010 he was employed by Macarthur Cook Investment Management/RMR Advisors Boston as the head of Asian real estate securities. Mr. Versace’s prior research experience includes work at Babcock & Brown Investment Bank from 2005 to 2007 and Colonial First State Global Asset Management from 1999 to 2004. He graduated from the University of Adelaide with a Bachelor of Economics degree.

GABRIEL BUERKLE, CFA, has been a Vice President of EII since 2012. He has been at EII since 2008 and is responsible for coverage of the firm’s North American property markets. His sector responsibilities include specialty, lodging and residential

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companies. Most recently Mr. Buerkle was an associate analyst for Stifel, Nicolaus & Company Inc. from 2004 to 2008. His prior research experience included work at MOL Magyar Olaj es Gazipari in 2003, Atlantic Southeast Airlines, Inc. in 2002 and Delta Airlines, Inc. from 1999 to 2001. He received his BS from Georgetown University in 1999 and his MBA from Cornell University in 2004. He is a CFA Charterholder.

The SAI provides additional information about the portfolio managers’ method of compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of each Fund’s shares.

Investing In The Funds

Share Price

Shares are purchased and redeemed at a Fund’s daily share price, called its “net asset value” or “NAV.” The NAV is useful to you as a shareholder because the NAV, multiplied by the number of Fund shares you own, gives you the dollar amount and value of your investment. Each Fund’s NAV is calculated each business day as of the close of the New York Stock Exchange (the “NYSE”) (normally at 4:00 p.m. Eastern time). Shares are purchased or redeemed at the next share price calculated after your investment or redemption instructions are received and accepted. A business day is a day on which the NYSE is open for trading.

Portfolio securities that are listed primarily on foreign exchanges may trade on weekends or on other days on which a Fund does not price its shares. In this case, the Fund’s NAV may change on days when you are not able to buy or sell Fund shares.

Valuation of Portfolio Securities

Each Fund’s NAV is calculated by adding up the total value of the Fund’s investments and other assets, subtracting its liabilities, and then dividing that figure by the number of outstanding shares of the Fund. Each Fund’s assets are valued primarily on the basis of readily available market quotations. When these quotations are not readily available, however, a Fund may price its investments at fair value according to procedures approved by the Board. A security’s market quotation may not be considered “readily available” in situations in which: (i) the security’s trading has been halted or suspended; (ii) the security has been de-listed from a national exchange; (iii) the security’s primary trading market is temporarily closed at a time when, under normal conditions, it would be open; (iv) the security has not been traded for an extended period of time; (v) the security’s primary pricing source is not able or willing to provide a price; (vi) trading of the security is subject to government-imposed restrictions; (vii) the security has reached a pre-determined range of trading set by a foreign exchange (“limit up” or “limit down” price), and no trading or limited trading has taken place at the limit up price or limit down price; (ix) the security’s sales have been infrequent or a “non- active” market in the security exists; or (x) with regard to over-the-counter securities, the validity of quotations from broker-dealers appears questionable or the number of quotations indicates that there is a “thin” market in the security.

A portfolio security may be fair valued if significant events have occurred that may affect the value of the security, including, but not limited to, natural disasters, armed conflicts, and significant government actions. In this regard, consideration must be given to significant events (especially with respect to foreign securities) that have likely changed the value of the securities and have occurred after the exchange or market has closed but before the time as of which a Fund’s NAV is calculated. Significant events may relate to a single issuer or to an entire market sector. In addition, significant fluctuations in domestic or foreign markets may constitute a significant event.

The Board has delegated day-to-day fair valuation of each Fund’s portfolio securities to the Adviser/Administrator using methods approved by the Fund’s Board.  Gemini Fund Services, LLC (”Gemini”), which acts as the Funds’ Sub-Administrator, is also responsible (in conjunction with oversight by the Adviser) for fair valuation of each Fund’s portfolio securities consistent with the Board approved methods.  To assist with their responsibilities, the Adviser and/or Sub-Administrator may utilize an outside pricing service approved by the Board.

Fair value represents a good faith approximation of the value of a security. A security’s valuation may differ depending on the method used for determining value. Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. The fair valuation of one or more securities may not, in retrospect, reflect the prices at which those assets could have been sold during the period in which the particular fair values were used in determining the Fund’s NAV. As a result, a Fund’s sale or redemption of its shares at NAV, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

Investing With the Funds

The following sections describe how to open an account, how to access information on your account, and how to purchase and redeem shares of a Fund.

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The minimum initial investment for Institutional Shares is $100,000 for each Fund. This minimum may be reduced at EII’s sole discretion. Employees and officers of EII and its affiliates and immediate family members may purchase Institutional Shares without being subject to the minimum investment. There is no minimum for additional investments.

How To Open Your Account

To open an account, complete the appropriate sections of the Purchase Application, carefully following the instructions. Please be sure to include your name, date of birth, street address, and either your Social Security or Taxpayer Identification number on the Purchase Application. Additional documentation may be required. If you have any questions, please contact the Transfer Agent at (888) 323-8912. You may elect to have telephone redemption privileges by completing section #6 of the Purchase Application.

Orders through Brokers

The Funds have authorized one or more brokers to receive on their behalf purchase and redemption orders.

Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Funds’ behalf. Customer orders placed through an authorized broker will be priced at a Fund’s NAV next computed after such orders are received by the broker or the broker’s authorized designee and accepted by the Fund. A Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, receives the order.

If an investor effects a transaction through a broker or agent, the broker or agent may charge transaction fees on the purchase and/or sale of Fund shares.

Customer Identification

Each Fund seeks to obtain identification information for new accounts so that the identity of Fund investors can be verified consistent with regulatory requirements. A Fund may limit account activity until investor identification information can be verified. If a Fund is unable to obtain sufficient investor identification information to form a reasonable belief as to the true identity of an investor, the Fund may take further action including closing the account.

How To Purchase Shares

Shares can be purchased by sending in your investment by wire transfer (see instructions below) or by check payable to “E.I.I. _______________ Fund – Institutional Class shares.” [Indicate name of Fund]

All purchases must be made in U.S. dollars and drawn on U.S. banks. Each Fund reserves the right, in its sole discretion, to (i) suspend or modify the offering of its shares; (ii) reject purchase orders; or (iii) modify or eliminate the minimum initial investment in the Fund. If your check is returned for any reason, you may be charged for any resulting fees and/or losses. You may only invest in the Fund shares legally available in your state. If your account falls below the minimum initial investment as a result of redemptions by you, you may be asked to re-establish the minimum investment. If you do not do so within 60 days, a Fund may close your account and send you the value of your account. No Fund accepts third party checks, credit cards, starter checks, money orders, cashier’s checks, bank drafts or travelers checks. Not all share classes may be available for purchase in all states.

If you would like to make additional investments by wire transfer after your account is already established, you must call the above number prior to 4:00 p.m. Eastern time to advise the relevant Fund of the incoming wire transfer. The wire must be received by 4:00 p.m. Eastern time.

Please be advised that the Transfer Agent does not charge a wire fee, but your originating bank may charge you a fee. Please call the Transfer Agent at (888) 323-8912 should you require assistance with your wire transfer.

You may also send a check to the address listed on the following page, payable to specific fund: (E.I.I. International Property Fund, E.I.I. Global Property Fund or E.I.I. Realty Securities Fund).

Retirement Plans

You can use a Fund as part of your retirement portfolio. Please contact the Funds for details regarding an IRA or other retirement plan that works best for your financial situation.

How To Redeem Shares

If a Fund receives your request by 4:00 p.m. Eastern time, your redemption will be processed the same day at the NAV determined as of the close of the NYSE on that day. Shares can be redeemed in one of the following ways:

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•	By Telephone. The easiest way to redeem shares is by calling 888-323-8912. When you are ready to redeem, call the Transfer Agent and specify which of the following options you would like to use to send you your proceeds:
•	Mail a check to the address of record.
•	Wire funds to a domestic financial institution. If you want your proceeds by wire, you must establish a Fund account that will accommodate wire transactions. If you call by 4:00 p.m. Eastern time, your funds will be wired on the next business day. No Fund will accept any bank instruction changes via telephone.
•	Mail to a previously designated alternate address.

If you wish to have telephone authorization on your account, be sure to check the appropriate box on the Purchase Application.

All telephone calls are recorded for your protection and measures are taken to verify the identity of the caller. If a Fund properly acts on telephone instructions and follows reasonable procedures to ensure against unauthorized transactions, neither EII, nor its servicing agents nor the Transfer Agent will be responsible for any losses.

•	By Mail. Use the Regular U.S. Mail or Overnight Mail Address to redeem shares. Send the relevant Fund a letter of instruction indicating the Fund name, your Fund account number, amount of redemption, and where to send the proceeds. All account owners must sign. You can use the same mailing addresses listed for purchases. The Funds do not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposits in the mail or with such services or receipt at the Funds post office box, of purchase orders or redemption requests do not constitute receipt by the Transfer Agent.

A medallion signature guarantee is required for the following redemption requests:

•            Your account registration has changed within the last 30 days;

•            The check is not being mailed to the address on your account;

•            The check is not being made payable to the owner of the account; or

•            The redemption or cash distribution bank instructions have changed.

A medallion signature guarantee can be obtained from a financial institution that participates in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are the Securities Transfer Agents Medallion Program (STAMP), the Stock Exchanges Medallion Program (SEMP), and the NYSE Medallion Signature Program (MSP). You will earn dividends up to the date your redemption request is processed.

Under normal circumstances, proceeds will be transmitted to your bank on the business day following receipt of your instructions, provided redemptions may be made.  In the case of large redemptions, we reserve the right to take up to seven days to pay your redemption proceeds.  In addition, the Funds can suspend redemptions and/or postpone payments of redemption proceeds beyond seven days at times when the NYSE is closed or during emergency circumstances, as determined by the SEC.

Redemption proceeds from the sale of shares purchased by a check may be held until the purchase check has cleared. If you request a complete redemption, any dividends declared will be included with the redemption proceeds.

Keep the following addresses handy for purchases, exchanges, or redemptions.

•	Regular U.S. Mail Address

E.I.I. Realty Securities Trust

c/o Gemini Fund Services, LLC

P.O. Box 541150

Omaha, NE 68154

•	Overnight Mail Address (use the following address ONLY for overnight packages):

E.I.I. Realty Securities Funds

17605 Wright Street, Suite 2

Omaha, NE 68130

Payments-in-Kind
Notwithstanding the above, if we determine that it is in the best interest of a Fund not to pay redemption proceeds in cash, we may distribute to you securities held by the Fund from which you are redeeming. If requested, we will pay a portion of your

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redemption(s) in cash (during any 90 day period) up to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period. Such in-kind securities may be illiquid and difficult or impossible for a shareholder to sell at a time and at a price that a shareholder would like. Redemptions paid in such securities generally will give rise to gain or loss for income tax purposes in the same manner as redemptions paid in cash. In addition, you may incur brokerage costs and a further gain or loss for income tax purposes when you ultimately sell the securities.  In addition, if we determine that it is in the best interest of a Fund, from time-to-time we may accept investors requests to purchase shares of a Fund by exchanging securities they own for shares of the Fund.

Exchanges

You may exchange shares of one Fund for shares of the same class of any Fund. To exchange your shares, you must give exchange instructions to the Adviser of the Fund you own or the Transfer Agent either in writing or by telephone.

When exchanging your shares, please keep in mind:

•	An exchange of shares may create a tax liability for you. You may have a gain or loss on the transaction, since the exchange of shares will be treated like a sale.
•	When the market is very active, telephone exchanges may be difficult to complete. You may have to submit exchange requests to the Fund you own or the Transfer Agent in writing, which will cause a delay.
•	If you are establishing a new account, you must exchange the minimum dollar amount needed to open that account.

Frequent Purchases and Redemptions of Fund Shares (“Market Timing”)

Market timing can be defined as any attempt to use past prices and other market-generated data to forecast future prices of securities or indexes, whether long-term or intra-day. Market timers evaluate various economic or stock market indicators to determine when to buy or sell securities. Timing may include charting, momentum investing, and quantitative analysis using various algorithms, artificial intelligence or charting techniques. Investors engage in market timing in the belief that, by avoiding periods of market weakness and participating in periods of strength, they should be able to realize superior returns. Excessive market-timing trading practices may disrupt portfolio management strategies, increase brokerage and administrative costs, harm Fund performance and result in dilution in the value of Fund shares held by longer-term shareholders.

The Trust neither encourages nor accommodates market timing of a Fund’s shares. To this end, the Board has adopted policies and procedures with respect to market timing.

Prevention. The fair valuation of portfolio securities traded outside the U.S. may prove to be a deterrent to market timing by seeking to resolve any discrepancies between the valuation of these securities as of the close of the relevant foreign market and the perceived value of these securities at the time a Fund calculates its NAV, based on developments in the market occurring after the foreign market close. With respect to portfolio securities traded in the U.S., fair valuation is most frequently used to price portfolio securities for which a market quotation is not readily available, for example, in situations when a security is thinly traded or when trading in a security has been halted by the relevant exchange. Fair valuation in this context generally is not expected to be a significant deterrent to market timing. When fair valuing portfolio securities, the Trust follows its Fair Valuation Procedures.

Detection and Remedies. Frequent trading by a shareholder is a characteristic that helps identify the activity suspected of being market timing. The Adviser monitors shareholder activity reports on a weekly and monthly basis for suspected market timing activity based on short-term purchase/sale activity indicative of market timing with another fund family or investment option. Short-term purchase/sale activity is defined as a purchase of a Fund, subsequent redemption and re-purchase of the Fund within 30 days of the initial purchase. Reports include direct and “disclosed” accounts and omnibus accounts of financial intermediaries. If the value of the activity and frequency indicates that a direct account may be engaging in short-term purchase/sale activity, the Adviser will instruct the Fund’s transfer agent to freeze the account to liquidation only.

The Adviser will undertake to obtain the cooperation of financial intermediaries with respect to monitoring non-disclosed and omnibus accounts. This cooperation may be proactive or reactive, depending on the system capabilities and processes of a particular financial intermediary. If the value of the activity and frequency indicates that one or more underlying accounts may be engaging in short-term purchase/sale activity, the Adviser will instruct the financial intermediary to freeze the underlying account to liquidation only. Each financial intermediary may have unique capabilities and processes for handling these situations. The Adviser will work with the financial intermediary to implement the solution that is most consistent with this policy and the intermediary’s capabilities.

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As noted above, each Fund reserves the right in its sole discretion to reject purchase orders.

Dividends, Distributions And Taxes

Dividends and Distributions

As a shareholder, you are entitled to your share of net income and capital gains on a Fund’s investments. Each Fund passes its earnings along to investors in the form of dividends. Dividend distributions are the net dividends or interest earned on investments after expenses. As with any investment, you should consider the tax consequences of an investment in a Fund.

Ordinarily, the Domestic Fund declares and pays dividends from its net investment income quarterly and each of the International and Global Funds does so annually. Each Fund pays any net capital gains realized as capital gain distributions at least annually. Both dividend and capital gain distributions can be received in one of the following ways:

Reinvestment Option: You can have distributions automatically reinvested in additional shares of a Fund. If you do not indicate another choice on your Purchase Application, this option will be assigned to you automatically.

Cash Option: You can have distributions paid to you in cash. A check will be mailed to you no later than 7 days after the payment date.

Income Earned Option: Dividends can be reinvested automatically in the Fund and your capital gains can be paid in cash, or capital gains can be reinvested and dividends paid in cash.

Directed Bank Account Option: In most cases, you can have distributions automatically transferred to your bank checking or savings account. Under normal circumstances, a distribution will be transferred within 7 days of the payment date. The bank account must have a registration identical to that of your Fund account.

Your choice of distribution should be set up on the original Purchase Application. If you would like to change the option you selected, please call the Transfer Agent at 888-323-8912. Additional documentation may be required. No Fund will accept any changes in wire transfer instructions via telephone.

You should check a Fund’s distribution schedule before you invest. If you buy shares of a Fund shortly before it makes a distribution, some of your investment may come back to you as a taxable distribution.

Important Information About Taxes

•	Each Fund intends to qualify as a regulated investment company, in which case it will pay no federal income tax on the earnings or capital gains it distributes to its shareholders. In order to do so, the Fund must meet the Code’s diversification requirements. Under those requirements, the Fund must invest at least 50% of its total assets so that no more than 5% of its total assets are invested in the securities of any one issuer (excluding U.S. government securities).
•	Qualified dividends received from a Fund by noncorporate shareholders will be taxed at long-term capital gain rates to the extent attributable to qualified dividends received by the Fund, provided applicable Fund and shareholder level requirements are met. The current maximum long-term capital gain rate is 20%. Qualified dividends may include dividends distributed by certain foreign corporations (generally, corporations incorporated in a possession of the United States, certain corporations eligible for treaty benefits under a treaty with the United States and corporations whose stock with respect to which such dividend is paid is readily tradable on an established securities market in the U.S.).
•	Nonqualified dividends, dividends received by corporate shareholders and dividends from a Fund’s short-term capital gains are taxable as ordinary income. Dividends from a Fund’s long-term capital gains are taxable as long-term capital gains without regard to the length of time you hold the shares of the Fund.
•	Generally, dividends paid to a Fund by a REIT will be comprised of investment income, long-term capital gains and returns of capital, each of which may be passed on to shareholders of the Fund.
•	Dividends and capital gain distributions are treated in the same manner for federal income tax purposes whether you receive them in cash or in additional shares. It is likely that they will also be subject to state and local taxes.
•	Dividends from interest on certain U.S. government obligations held by a Fund may be exempt from some state and local taxes. You will receive a statement at the end of each year showing which dividends are exempt. Each Fund, however, expects dividends of this kind to be minimal.
•	Certain dividends paid to you in January will be taxable as if they had been paid to you the previous December.
29

•	Generally, any gain or loss from a sale (redemption) or exchange of shares of the Fund must be recognized for tax purposes. This gain or loss generally will be long-term capital gain or loss if you held your shares of the Fund for more than one year.
•	Each Fund is required to report to the IRS and furnish to its shareholders basis information for sales of shares purchased on or after January 1, 2012, and whether any gain or loss with respect to such shares is long-term or short-term. These requirements do not apply to investments through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement plan. Shareholders may elect to have one of several basis methods applied to their account for purposes of calculating the basis of shares sold, including cost, FIFO (“first-in, first-out”) or some other specific identification method. Unless you instruct otherwise, the Fund will use average cost as the default basis method, and will treat sales as being made first from shares purchased prior to January 1, 2012. If average cost is used for the first sale by a shareholder of Fund shares covered by these rules, the shareholder may change to an alternative basis method, but generally only for shares purchased after the date of the change. Shareholders should consult with their tax advisors to determine the best basis method for their individual tax situation.
•	Tax statements will be mailed from the Funds every January showing the amounts and tax status of distributions made to you.
•	A Fund may be able to pass through to you a credit for foreign income taxes it pays.
•	Because your tax treatment depends on your purchase price and tax position, you should keep your regular account statements for use in determining your tax.
•	You should review the more detailed discussion of federal income tax considerations in the SAI.

The tax information in this Prospectus is provided as general information. You should consult your own tax adviser about the tax consequences of an investment in a Fund.

Statements and Reports

You will receive a periodic statement reflecting any transactions that affect the balance or registration of your account. You will receive a confirmation after any purchase, exchange, or redemption. Share certificates are not issued. Twice a year, you will receive the financial reports of the Funds. Annually, you will be mailed an IRS form reporting distributions for the previous year, which also will be filed with the IRS.

Additional Information

Shareholder Communications

You will receive unaudited Semi-Annual Reports and audited Annual Reports on a regular basis from the Funds. In addition, you also will receive updated prospectuses or supplements to this Prospectus. The securities described in this Prospectus and the SAI are not offered in any state in which they may not be sold lawfully. No sales representative, dealer, or other person is authorized to give any information or make any representation other than those contained in this Prospectus and the SAI. Shareholders also receive quarterly performance updates and reviews.

Privacy Policy

In the course of your business dealings with EII, you will be required to share certain personal information with EII. EII is committed to maintaining the privacy of this information and recognizes the importance of preventing unauthorized access to it. You may provide personal information, such as your address or Social Security number, on our Purchase Application forms. You may also provide this information to EII through written, electronic or telephone inquiries. EII does not sell personal information about current and former customers to anyone and EII will not access your information unless it is necessary to process a transaction, service your account or as otherwise required or permitted by law. EII is required to disclose this information to companies that perform an administrative function on behalf of the Funds, such as Gemini, which acts as the Funds’ Sub-Administrator and Transfer Agent. These organizations will use this information only for the purpose of providing required services or as otherwise may be required by law. EII maintains physical, electronic and procedural safeguards to protect its clients’ personal information. Information of this nature is restricted only to employees that require access to it for the purpose of servicing your account and relationship with EII

Other Information About The Funds

Series and Classes of the Trust

Each Fund is a series of the Trust, a Delaware statutory trust that was formed on December 22, 1997. Each Fund’s business affairs are managed under the general supervision of the Board. The SAI contains the name and general business experience of each Trustee.

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While each Fund has authorized three classes of shares, currently, only the Institutional and Investor Classes are offered; the Adviser Class shares have not been activated or offered.

The Board may establish additional series or classes of the Trust without the approval of the current Funds’ shareholders.

Code Of Ethics

EII and the Trust have each adopted a Code of Ethics to which all investment personnel and all other access persons of the Fund must conform. Investment personnel must refrain from certain trading practices and are required to report certain personal investment activities. Violations of the Code of Ethics can result in penalties, suspension, or termination of employment.

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Financial Highlights

Global Fund

This financial highlights table is intended to help you understand the Global Fund’s financial performance for the last five fiscal years ended June 30. Certain information reflects financial results for a single Institutional share of the Global Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Global Fund assuming reinvestment of all dividends and distributions. This financial information has been derived from financial statements that have been audited by the Global Fund’s independent registered public accounting firm, Ernst & Young LLP. A more extensive financial presentation is available in the Global Fund’s Annual Report, which is available upon request.

For an Institutional Class share outstanding throughout each year:

E.I.I. REALTY SECURITIES TRUST
E.I.I. Global Property Fund
Financial Highlights
For an Institutional Class Share Outstanding Through Each Year

	Year Ended	Year Ended		Year Ended		Year Ended		Year Ended
	June 30, 2016	June 30, 2015		June 30, 2014		June 30, 2013		June 30, 2012

Net asset value, Beginning of Year	$ 9.08	$ 18.45		$ 16.78		$ 15.50		$ 15.87

INCOME FROM INVESTMENT OPERATIONS
Net Investment Income (1)	0.09	0.08		0.29		0.23		0.21
Net Gain (Loss) on Securities (Realized and Unrealized)	0.26	(0.22)		1.74		1.43		(0.13)	(2)
Total from Investment Operations	0.35	(0.14)		2.03		1.66		0.08

LESS DISTRIBUTIONS:
Net Investment Income	(0.34)	(0.98)		(0.36)		(0.38)		(0.45)
Net Realized Gains on Securities	(4.34)	(8.25)		-		-		-
Total Distributions	(4.68)	(9.23)		(0.36)		(0.38)		(0.45)

REDEMPTION FEES	-	-	(3)	-	(3)	-	(3)	-	(3)

Net Asset Value, End of Year	$ 4.75	$ 9.08		$ 18.45		$ 16.78		$ 15.50

Total Return (4)	7.55%	(1.62)%		12.34%		10.76%		0.89%

Net Assets, End of Year (thousands)	$ 23,822	$ 31,572		$ 1,285,949		$ 1,003,909		$ 585,169

Ratio of Expenses to Average Net Assets (Including
effects of waivers and reimbursement of expenses)	1.00%	0.98%		0.99%		1.00%		1.00%
Ratio of Expenses to Average Net Assets (Excluding
effects of waivers and reimbursement of expenses)	2.06%	1.10%		0.97%	(5)	0.99%	(5)	1.02%
Ratio of Net Investment Income to Average Net Assets
(Including waivers and reimbursement of expenses)	1.40%	0.50%		1.67%		1.34%		1.46%
Ratio of Net Investment Income to Average Net Assets
(Excluding waivers and reimbursement of expenses)	0.34%	0.38%		1.68%	(5)	1.35%	(5)	1.45%

Portfolio Turnover Rate	135%	14%		18%		19%		14%

(1)	Per share numbers have been calculated using the average share method.
(2)	The amount shown may not correlate with the change in the aggregate gains and losses presented on the Statements of Operations due to the timing of sales and purchases of the Fund's shares in relation to fluctuating market values for the Fund's portfolio.
(3)	Amounts represent less than $0.005 per share.
(4)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the year, reinvestment of all dividends and distributions at net asset value during the year, and redemption on the last day of the year. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares.
(5)	During the period, certain fees were recouped by the Adviser. If such recoupment had not occurred, the ratios would have been as indicated.

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International Fund

This financial highlights table is intended to help you understand the International Fund’s financial performance for the last five fiscal years ended June 30. Certain information reflects financial results for a single Institutional share of the International Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the International Fund assuming reinvestment of all dividends and distributions. This financial information has been derived from financial statements that have been audited by the International Fund’s independent registered public accounting firm, Ernst & Young LLP. A more extensive financial presentation is available in the International Fund’s Annual Report, which is available upon request.

For an Institutional Class share outstanding throughout each year:

E.I.I. REALTY SECURITIES TRUST
E.I.I. International Property Fund
Financial Highlights
For an Institutional Class Share Outstanding Through Each Year

	Year Ended	Year Ended		Year Ended		Year Ended		Year Ended
	June 30, 2016	June 30, 2015		June 30, 2014		June 30, 2013		June 30, 2012

Net asset value, Beginning of Year	$ 15.08	$ 20.13		$ 18.72		$ 15.99		$ 18.87

INCOME FROM INVESTMENT OPERATIONS
Net Investment Income (1)	0.15	0.03		0.44		0.27		0.28
Net Gain (Loss) on Securities (Realized and Unrealized)	(1.08)	(1.03)		1.59		2.81		(2.19)
Total from Investment Operations	(0.93)	(1.00)		2.03		3.08		(1.91)

LESS DISTRIBUTIONS:
Net Investment Income	(0.71)	(4.05)		(0.62)		(0.35)		(0.97)
Return of Capital	(0.36)	-		-		-		-
Total Distributions	(1.07)	(4.05)		(0.62)		(0.35)		(0.97)

REDEMPTION FEES	-	-	(2)	-	(2)	-	(2)	-	(2)

Net Asset Value, End of Year	$ 13.08	$ 15.08		$ 20.13		$ 18.72		$ 15.99

Total Return (3)	(6.18)%	(3.94)%		11.05%		19.25%		(9.08)%

Net Assets, End of Year (thousands)	$ 14,964	$ 47,104		$ 984,387		$ 731,988		$ 536,033

Ratio of Expenses to Average Net Assets (Including
effects of waivers and reimbursement of expenses)	1.00%	1.00%		1.00%		1.00%		1.00%
Ratio of Expenses to Average Net Assets (Excluding
effects of waivers and reimbursement of expenses)	1.98%	1.18%		0.99%	(4)	1.00%		1.04%
Ratio of Net Investment Income to Average Net Assets
(Including waivers and reimbursement of expenses)	1.07%	0.14%		2.23%		1.45%		1.73%
Ratio of Net Investment Income to Average Net Assets
(Excluding waivers and reimbursement of expenses)	0.09%	(0.05)%		2.24%	(4)	1.44%		1.69%

Portfolio Turnover Rate	79%	11%		9%		8%		13%

(1)	Per share numbers have been calculated using the average share method.
(2)	Amounts represent less than $0.005 per share.
(3)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the year, reinvestment of all dividends and distributions at net asset value during the year, and redemption on the last day of the year. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares.
(4)	During the period, certain fees were recouped by the Adviser. If such recoupment had not occurred, the ratios would have been as indicated.

33

Domestic Fund

This financial highlights table is intended to help you understand the Domestic Fund’s financial performance for the last five fiscal years ended June 30. Certain information reflects financial results for a single Institutional share of the Domestic Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Domestic Fund assuming reinvestment of all dividends and distributions. This financial information has been derived from financial statements that have been audited by the Domestic Fund’s independent registered public accounting firm, Ernst & Young LLP. A more extensive financial presentation is available in the Domestic Fund’s Annual Report, which is available upon request.

For an Institutional Class share outstanding throughout each year:

E.I.I. REALTY SECURITIES TRUST
E.I.I. Realty Securities Fund
Financial Highlights
For an Institutional Class Share Outstanding Through Each Year

	Year Ended		Year Ended		Year Ended	Year Ended		Year Ended
	June 30, 2016		June 30, 2015		June 30, 2014	June 30, 2013		June 30, 2012

Net asset value, Beginning of Year	$ 4.65		$ 5.29		$ 5.32	$ 4.99		$ 4.43

INCOME FROM INVESTMENT OPERATIONS
Net Investment Income	0.11	(1)	0.09	(1)	0.09	0.08		0.06
Net Gain on Securities (Realized and Unrealized)	0.77		0.13		0.64	0.32		0.55
Total from Investment Operations	0.88		0.22		0.73	0.40		0.61

LESS DISTRIBUTIONS:
Net Investment Income	(0.12)		(0.09)		(0.09)	(0.07)		(0.05)
Net Realized Gains on Securities	(0.40)		(0.77)		(0.67)	-		-
Total Distributions	(0.52)		(0.86)		(0.76)	(0.07)		(0.05)

REDEMPTION FEES	-		-		-	-	(2)	-	(2)

Net Asset Value, End of Year	$ 5.01		$ 4.65		$ 5.29	$ 5.32		$ 4.99

Total Return (3)	20.33%		3.26%		16.36%	8.10%		13.88%

Net Assets, End of Year (thousands)	$ 19,817		$ 16,696		$ 24,516	$ 21,879		$ 24,772

Ratio of Expenses to Average Net Assets (Including
effects of waivers and reimbursement of expenses)	0.80%		0.80%		0.80%	0.80%		0.80%
Ratio of Expenses to Average Net Assets (Excluding
effects of waivers and reimbursement of expenses)	1.93%		1.70%		1.27%	1.28%		1.30%
Ratio of Net Investment Income to Average Net Assets
(Including waivers and reimbursement of expenses)	2.28%		1.68%		1.57%	1.44%		1.32%
Ratio of Net Investment Income to Average Net Assets
(Excluding waivers and reimbursement of expenses)	1.15%		0.77%		1.09%	0.96%		0.82%

Portfolio Turnover Rate	98%		107%		112%	114%		81%	(4)

(1)	Per share numbers have been calculated using the average share method.
(2) Amounts represent less than $0.005 per share.
(3)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the year, reinvestment of all dividends and distributions at net asset value during the year, and redemption on the last day of the year. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares.
(4)	Portfolio turnover rate excludes securities delivered from processing a subscription-in-kind.

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Officers and Trustees	Transfer Agent
Richard J. Adler, President, Chief Executive Officer & Trustee	Gemini Fund Services, LLC
17605 Wright Street, Suite 2
Kathleen O. Heineken, Secretary	Omaha, Nebraska 68130
Michael J. Meagher, Treasurer & Chief Compliance Officer
Glenn R. Mueller, Independent Chairman &Trustee	Custodian The Bank of New York Mellon
Christian A. Lange, Trustee	2 Hanson Place
Juan M. Meyer, Independent Trustee Michael J. Abbott, Independent Trustee Karin Shewer, Independent Trustee	Brooklyn, NY 11217
Investment Adviser and Administrator EII Realty Securities, Inc. 640 Fifth Avenue, 8th Floor	Independent Registered Public Accounting Firm Cohen & Company, Ltd.
New York, New York 10019	1350 Euclid Avenue, Suite 800
Cleveland, OH 44115

Sub-Administrator	Legal Counsel
Gemini Fund Services, LLC	Katten Muchin Rosenmann LLP
17605 Wright Street, Suite 2	575 Madison Avenue
Omaha, Nebraska 68130	New York, New York 10022

Distributor
Foreside Funds Distributors LLC
400 Berwyn Park, Suite 110
899 Cassatt Road Berwyn, PA 19312

Statement of Additional Information. The SAI provides a more complete discussion about the Funds and is incorporated by reference into this Prospectus, which means that it is considered a part of this Prospectus.

Annual and Semi-Annual Reports. The Annual and Semi-Annual Reports to shareholders contain additional information about the Funds’ investments. The Annual Report includes a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during its last fiscal year.

To Review or Obtain This Information. The SAI and Annual and Semi-Annual Reports are available without charge upon request by calling the Transfer Agent toll-free at (888) 323-8912 or by calling or writing a broker-dealer or other financial intermediary that sells the Funds’ shares. This information and other information about the Funds are also available on the EDGAR database on the SEC’s Internet site at http://www.sec.gov. In addition, this information may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

To obtain other information about the Funds and shareholder inquiries, please call (888) 323-8912.

*Please do not use this address to submit transaction requests. Please refer to page 26-29 of this prospectus for this purpose.

E.I.I. REALTY SECURITIES TRUST

888-323-8912

Investment Company Act No. 811-08649

E.I.I. Realty Securities Trust

E.I.I. Realty Securities Fund- EIIIX

Investor Class

Prospectus

October 28, 2016

This Prospectus sets forth information you should consider before investing in the Investor Class shares of E.I.I. Realty Securities Fund (the “Fund”). The Fund is non-diversified. The Fund is a series of the E.I.I. Realty Securities Trust (the “Trust”), which is an open-end managed investment company commonly known as a “mutual fund”. EII Realty Securities, Inc. (“EII” or the “Adviser”) serves as the Fund’s investment adviser.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund’s securities or determined whether this Prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

E.I.I. Realty Securities Fund

E.I.I. Realty Securities Fund — Summary Section	1
Information on Purchase and Sale of Fund Shares, Taxes and Financial Intermediaries	5
Additional Information about Investment Strategies and Related Risks	6
Other Securities and Investment Practices	9
Portfolio Management and Fund Operations	10
Investing in the Fund	11
Dividends, Distributions and Taxes	16
Additional Information	17
Other Information About the Fund	18
Financial Highlights	20

E.I.I. Realty Securities Fund — Summary Section

Investment Objective

The Fund’s investment objective is to provide the diversification and total return potential of investments in real estate. The Fund also seeks to achieve a total return that includes a significant component of current income, which may provide portfolio stability during periods of market fluctuation.

Fund Expenses

The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund:

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Investor Class
Investment Advisory Fees	0.75%
Administration Fees	0.15%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses	1.03%
Acquired Fund Fees and Expenses	None
Total Fund Operating Expenses	2.18%
(Fee Waiver) Recoupment	(1.13)%(1)
Total Annual Fund Operating Expenses After (Fee Waiver) Recoupment	1.05%

(1) The Adviser has voluntarily agreed to waive a portion of its investment advisory fees and/or absorb the expenses of the Fund (excluding certain investment related and extraordinary expenses, and acquired fund fees and expenses) to the extent necessary to limit the direct total annual expenses to not more than 1.25% of the average daily net assets of the Investor Class shares of the Fund. This expense limitation may not be amended or withdrawn by the Adviser until one year from the date of this Prospectus and upon notice to shareholders. To the extent that the Adviser waives investment advisory fees and/or absorbs expenses, it may seek payment or recoup a portion or all of such amounts at any time within three fiscal years after the fiscal year in which such amounts were waived or absorbed, subject to the expense limitation stated above for the Fund or as stated in the year in which the fee was waived, as applicable.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$108	$574	$1,068	$1,862

Please note that the above example is an estimate of the expenses to be incurred by shareholders of the Fund. Actual expenses may be higher or lower than those reflected above. The example reflects the expense waiver/reimbursement by the Adviser for only the One Year period and the first year of the other periods presented. In circumstances where the Adviser may be in a position to recoup previously waived expenses for the Fund, to the extent applicable, the estimated impact of any recoupment would be shown in the example for the One Year or the first year of the other periods in which it is available. Waivers of fund fees and expenses and their subsequent potential recoupment are subject to the parameters detailed above in the footnote to the Annual Fund Operating Expenses table.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s

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performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 98% of the average value of its portfolio.

Principal Strategies

The Fund seeks to achieve its investment objective by investing primarily in companies whose business is to own, operate, develop and manage real estate. Under normal market circumstances, the Fund will invest at least 80% of its net assets (which, for purposes of this policy, may include borrowings for investment purposes) in the securities of companies in the United States that are in the real estate industry, (with a primary emphasis on real estate investment trusts (“REITs”) or REIT-like structures) that are “principally engaged” in the ownership, construction, management, financing, or sale of residential, commercial, or industrial real estate. 20% of the Fund’s total net assets may be invested in securities of foreign real estate companies. For purposes of this policy, “principally engaged” means that at least 50% of a company’s revenues are derived from such real estate activities or at least 50% of the fair market value of a company’s assets are invested in real estate. The Fund will not change this policy unless it notifies shareholders at least 60 days in advance.

The securities in which the Fund may invest include but are not limited to common stock, preferred stock, convertible securities, depositary receipts and, to the extent associated with principal investments, rights and warrants.

The analyst team at EII analyzes companies on a qualitative and quantitative basis to determine whether they are appropriate for investment. Qualitative analysis includes management strength, business strategy, financial strength and competitive advantages within the marketplace. Quantitative analysis entails review of cash flow and dividend growth prospects, risk-adjusted total return expectations, real estate analysis using criteria such as capitalization rates and values on a square footage basis and balance sheet strength and relative cost of capital. Portfolio managers and analysts comprise an investment team that selects companies for investment.

Principal Investment Risks

The Fund is subject to the risks common to all mutual funds that invest in equity securities, foreign securities, real estate securities and fixed-income securities. You may lose money by investing in this Fund if any of the following occur:

•	domestic and foreign stock markets or real estate markets go down;
•	there are changes in the markets for REITs, which are subject to more abrupt or erratic price movements than equity securities markets;
•	one or more stocks in the Fund’s portfolio do not perform as well as expected;
•	there are changes in interest rates;
•	there are increases in operating costs generally of real estate properties or increases in competition, property taxes or capital expenditures regarding real estate properties;
•	there are increases in defaults relating to real estate properties, including defaults by borrowers or tenants; or
•	the real estate industry is affected by certain economic, political or regulatory occurrences.

As with any mutual fund, there is no guarantee that the Fund will earn income or show a positive total return over time. The Fund’s price, yield and total return will fluctuate. You may lose money if the Fund’s investments do not perform well.

Investment Risk. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

Stock Market Risk. Your investment in Fund shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Your Fund shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions.

Convertible Securities Risk. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities are usually subordinated to comparable non-convertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities, although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities.

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Real Estate Securities Risk. The Fund’s investments in real estate securities, including REITs, are subject to the same risks as direct investments in real estate and mortgages, and their value will depend on the value of the underlying real estate interests. These risks include default, prepayments, changes in value resulting from changes in interest rates and demand for real and rental property and the management skill and creditworthiness of REIT issuers. In this Prospectus, “REITs” are defined as companies that are permitted by local regulations to avoid payment of taxes at the corporate level by paying out a substantial portion of income to shareholders as dividends. The failure of a company to qualify as a REIT could have adverse consequences for the Fund, including significantly reducing return to the Fund on its investment in such company.

Depositary Receipts Risk. American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”) are depositary receipts for foreign company stocks which are not themselves listed on a U.S. exchange, and are issued by a bank and held in trust at that bank, and which entitle the owner of such depositary receipts to any capital gains or dividends from the foreign company stocks underlying the depositary receipts. ADRs are U.S. dollar denominated. EDRs and GDRs are typically U.S. dollar denominated but may be denominated in a foreign currency. ADRs, EDRs and GDRs may be subject to more risks than U.S. domestic investments. These additional risks may potentially include greater or less liquidity than the foreign company stocks underlying the depositary receipts, greater price volatility, risks related to adverse political, regulatory, market or economic developments and higher levels of taxation.

Non-Diversification Risk. As a non-diversified fund, the Fund may devote a larger portion of its assets to the securities of a single issuer than if it were diversified and the decline in value of an investment in a single issuer would cause the Fund’s overall value to decline to a greater degree. As such, with each investment potentially having a greater effect on the Fund’s performance, the Fund’s performance is more susceptible to a single economic, political or regulatory occurrence than a diversified fund.

Interest Rate Risk. Interest rate risk is the risk that preferred securities, and to a lesser extent dividend paying common stocks, will decline in value because of changes in market interest rates. When market interest rates rise, the market value of such securities generally will fall. The historically low interest rate environment increases the risk associated with rising interest rates, including the potential for periods of volatility and increased redemptions. The Fund may face a heightened level of risk, especially since the Federal Reserve Board has begun tapering its quantitative easing program and may begin to raise rates.

Redemption Risk. Redemptions may pose additional risks to the Fund in that the Fund may need to sell assets to meet redemptions at inopportune times. The Fund may incur transaction costs, possible pricing pressure on the securities being sold, and the realization of taxable gains and losses.

Portfolio Turnover Risk. The Fund may engage in active and frequent trading of its portfolio securities. The Fund's annual portfolio turnover rate may be greater than 100%. A high portfolio turnover rate could result in high brokerage costs, lower performance, and an increase in taxable capital gains distributions to the stockholders.

Investor Profile

While the Fund is non-diversified under the federal securities laws, where performance of a particular investment or a small group of investments may affect the performance more than if the Fund were “diversified,” an investment in the Fund may serve as an effective portfolio diversifier for many investors by providing real estate exposure.

The Fund may be appropriate for investors who:

•	seek to grow capital over the long term;
•	are willing to take on the increased risks of an investment concentrated in securities of companies that operate within the same industry;
•	can withstand volatility in the value of their shares of the Fund; and
•	wish to add to their personal investment portfolio a fund that invests primarily in companies operating in the real estate industry.

An investment in the Fund may not be appropriate for all investors. The Fund is not intended to be a complete investment program, nor is it intended to be used as a short-term trading vehicle.

Fund Performance

The Fund commenced operations on January 21, 2015, and therefore does not report its performance information. When the Fund has been in operation for one full calendar year, performance information will be shown here. The Fund’s primary benchmark index against which it will measure performance will be the FTSE NAREIT Equity REITs Index.

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Investment Adviser

EII serves as the Fund’s investment adviser.

Portfolio Managers

The Fund team consists of Portfolio Managers and Analysts. Alfred C. Otero is the Portfolio Manager of the Fund. Mr. Otero has been primarily responsible for the day-to-day management of the Fund since July 2004 and has been a Managing Director of EII since 2002. Gabriel Buerkle has served as Assistant Portfolio Manager of the Fund since December 2012 and has been a Vice President of EII since 2012.

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Information on Purchase and Sale of Fund Shares, Taxes and Financial Intermediaries

Purchase and Sale of Fund Shares

The minimum initial investment for Investor Class shares is $2,000. This minimum may be reduced at EII’s sole discretion. Employees and officers of EII and its affiliates and immediate family members may purchase Investor Class shares without being subject to the minimum investment. There is no minimum for additional investments. For more information, please refer to the section of this Prospectus entitled “Investing in the Fund”.

If you wish to redeem shares directly through the Fund, you can do so on any business day by calling 888-323-8912 or by writing the Fund at E.I.I. Realty Securities Fund – Investor Class shares, P.O. Box 9822, Providence, RI 02940. Investors who wish to purchase, exchange or redeem Fund shares through a broker-dealer or financial intermediary should contact the broker-dealer or financial intermediary directly.

Tax Information

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund, the Adviser and/or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Additional Information about Investment Strategies and Related Risks

The Fund seeks to achieve its objective by investing in companies that own, operate, develop and manage real estate. Typically, an investment in commercial real estate provides returns, customarily in the form of yield, and additional appreciation potential, which means that the price of the investment increases over time. Maintaining a component of current income, or dividends, may serve to provide portfolio stability during periods of overall market fluctuations. To pursue capital appreciation, the Fund will target companies with the highest risk-adjusted total return potential.

The following are the principal types of securities in which the Fund may invest:

Real Estate Investment Trusts

REITs are companies that own interests in real estate or in real estate-related loans and other interests, with revenues primarily consisting of rent derived from owned, income-producing real estate properties, and the potential capital gains from the sale of such properties. A REIT in the U.S. is generally not taxed on income distributed to its shareholders as long as it meets certain tax related requirements, such as a requirement that it distributes substantially all of its taxable income to its shareholders. REITs can be characterized as equity REITs, mortgage REITs, and hybrid REITs. The Fund will invest predominantly in equity REITs. The Fund may also invest in mortgage and hybrid REITs. Equity REITs, which may include operating or finance companies, own real estate directly and the value of, and income earned by, these REITs depends upon the income of the underlying properties and the rental income they earn. Equity REITs also can realize capital gains (or losses) by selling properties that have appreciated (or depreciated) in value. Mortgage REITs can make construction, development, or long-term mortgage loans and are sensitive to the credit quality of the borrower. Mortgage REITs derive their income from interest payments on such loans. Hybrid REITs combine the characteristics of both equity and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate.

In addition, the Fund may invest in other securities, as described in the section entitled “Other Securities and Investment Practices.”

Investment Philosophy

EII’s investment philosophy is to achieve attractive risk-adjusted total returns by investing primarily in a diversified portfolio of real estate securities of companies, which it deems to be of the highest quality available in the global marketplace. In this regard, EII deems high-quality companies to be candidates for the portfolio when a number of the following conditions are met:

•	Experienced, dedicated management teams are in place, which have markets expertise, and have a pro-shareholder orientation.
•	The companies have long-term strategies, which position them for sustainable cash flow growth.
•	The companies have sufficiently strong balance sheets to enable significant growth.

A critical objective of the Fund is to achieve total returns, which include a significant component of current income, or dividends, which may serve to provide portfolio stability during periods of overall market fluctuations. To pursue capital appreciation, the Fund will target companies with the highest risk-adjusted total return potential. The Fund intends to invest at least 80% of its total assets in the equity or convertible securities of U.S. companies (with a primary emphasis on REITs) that are principally engaged in the ownership, construction, management, financing, or sale of residential, commercial, or industrial real estate. The Fund also may invest up to 20% of its total assets in securities of foreign real estate companies, many of which have substantial holdings of U.S. real estate securities. The Fund will not change this policy unless it notifies shareholders at least 60 days in advance.

The Fund may achieve its investment objective by investing all of its assets in another investment company having substantially the same investment objective and policies as the Fund instead of investing directly in the underlying securities.

*       *       *

The Domestic Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Domestic Fund’s performance. During the most recent fiscal year, the Domestic Fund’s portfolio turnover rate was 107% of the average value of its portfolio.

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Investment Philosophy Generally

EII’s Investment Teams are composed of portfolio managers as well as analysts and strategists.

Investment Team Decision Process:

EII’s Investment Teams analyze global and regional economic trends and the market for different types of real estate including residential, retail, hotel, industrial and office properties. In addition, the Investment Teams make assessments of the economic environment and securitization trends, and then derive an investment strategy formulated to take advantage of perceived opportunities.

Analyst Team Decision Process:

EII’s analyst team tracks a universe of more than 400 individual companies globally that are considered for potential investment. Companies are evaluated on both a quantitative and a qualitative basis in order to determine which companies may provide attractive risk-adjusted returns. EII’s global analyst team evaluates and analyzes companies based upon the following criteria:

Qualitative Analysis:

•	Management strength;
•	Business strategy;
•	Financial strength; and
•	Competitive advantages within the marketplace.

Quantitative Analysis:

•	Cash flow and dividend growth prospects;
•	Risk-adjusted total return expectations using numerous methodologies;
•	Real estate analysis using criteria such as capitalization rates and values on a square footage basis; and
•	Balance sheet strength and relative cost of capital.

Integral parts of EII’s investment process include:

•	Performing individual property and market evaluations which are important to understanding the company’s portfolio;
•	Verifying that the company’s assets are consistent with management’s stated strategy;
•	Finding and reviewing any problems relating to the company’s properties;
•	Evaluating the company’s properties and their position in the markets; and
•	Assessing the quality of property management.

Diversification Requirements

The Securities and Exchange Commission (the “SEC”) and the Internal Revenue Service (the “IRS”) impose certain requirements with which all mutual funds must comply. The Fund monitors these limitations on an ongoing basis. These diversification provisions and requirements are discussed further in the Fund’s Statement of Additional Information (“SAI”).

•	SEC Requirement: The Fund is non-diversified. As a non-diversified Fund, the Fund may devote a larger portion of its assets to the securities of a single issuer than if it were diversified.
•	IRS Requirement: The Fund intends to comply with certain federal tax requirements regarding the diversification of its assets. Generally, under those requirements, the Fund must invest at least 50% of its total assets so that no more than 5% of its total assets are invested in the securities of any one issuer (excluding U.S. Government securities).

Risk Factors Generally

The Fund is designed for long-term investors who can weather changes in the value of their investment. In conjunction with the risks previously discussed in the Summary Sections, the following are general risks you may assume by investing in the Fund:

Investment Risk

Investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

Stock Market Risk

Your investment in Fund shares represents an indirect investment in the REIT shares and other real estate securities owned by the Fund. The value of these equity securities, like other stock market investments, may move up or down, sometimes rapidly

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and unpredictably. Your Fund shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions.

Convertible Securities Risk

A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities are usually subordinated to comparable non-convertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities, although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities.

Real Estate Securities Risk

The value of real estate securities in general, and REITs in particular, are subject to the same risks as direct investments in real estate and mortgages and will depend on the value of the underlying properties or the underlying loans or interests. The underlying loans may be subject to the risks of default or of prepayments that occur earlier or later than expected, and such loans may also include so-called “sub-prime” mortgages. The value of these securities will rise and fall in response to many factors, including economic conditions, the demand for rental property, interest rates and, when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties. REITs may be more volatile and/or more illiquid than other types of equity securities. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund.

Depositary Receipts Risk

American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”) are depositary receipts for foreign company stocks which are not themselves listed on a U.S. exchange, and are issued by a bank and held in trust at that bank, and which entitle the owner of such depositary receipts to any capital gains or dividends from the foreign company stocks underlying the depositary receipts. ADRs are U.S. dollar denominated. EDRs and GDRs are typically U.S. dollar denominated but may be denominated in a foreign currency. Foreign securities, including ADRs, EDRs and GDRs, may be subject to more risks than U.S. domestic investments. These additional risks may potentially include greater or less liquidity than the foreign company stocks underlying the depositary receipts, greater price volatility and risks related to adverse political, regulatory, market or economic developments. Foreign companies also may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing the earnings potential of such foreign companies. In addition, amounts realized on sales of foreign securities may be subject to high and potentially confiscatory levels of foreign taxation and withholding when compared to comparable transactions in U.S. securities. The Fund will generally not be eligible to pass through to shareholders any U.S. federal income tax credits or deductions with respect to foreign taxes paid unless it meets certain requirements regarding the percentage of its total assets invested in foreign securities. Investments in foreign securities involve exposure to fluctuations in foreign currency exchange rates. Such fluctuations may reduce the value of the investment. Foreign investments are also subject to risks including potentially higher withholding and other taxes, trade settlement, custodial, and other operational risks and less stringent investor protection and disclosure standards in certain foreign markets. In addition, foreign markets can and often do perform differently from U.S. markets.

Interest Rate Risk

Interest rate risk is the risk that preferred securities, convertible securities and to a lesser extent dividend-paying common stocks, will decline in value because of changes in market interest rates. When market interest rates rise, the market value of such securities generally will fall. The historically low interest rate environment increases the risk associated with rising interest rates, including the potential for periods of volatility and increased redemptions. The Fund may face a heightened level of risk, especially since the Federal Reserve Board has begun tapering its quantitative easing program and may begin to raise rates.

Non-Diversification Risk

As a “non-diversified” Fund, the Fund can invest in fewer individual companies than a diversified fund. Because a non-diversified portfolio is more likely to experience large market price fluctuations, the Fund may be subject to a greater risk of loss than a fund that has a diversified portfolio.

Redemption Risk

Redemptions may pose additional risks to the Fund in that the Fund may need to sell assets to meet redemptions at inopportune times. The Fund may incur transaction costs, possible pricing pressure on the securities being sold, and the realization of taxable gains and losses.

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Portfolio Turnover Risk

The Fund may engage in active and frequent trading of its portfolio securities. The Fund's annual portfolio turnover rate may be greater than 100%. There are no limits on the rate of portfolio turnover, and investments may be sold without regard to length of time held by the Fund. A high portfolio turnover rate could result in high brokerage costs, lower performance, and an increase in taxable capital gains distributions to the stockholders.

The following risks are common to mutual funds that invest in fixed-income securities:

Interest rate risk. The value of a fixed-income security typically changes in the opposite direction from a change in interest rates. When interest rates go up, the value of a fixed-rate security typically goes down. When interest rates go down, the value of these securities typically goes up. Generally, the market values of securities with longer maturities are more sensitive to changes in interest rates.

Inflation risk is the risk that inflation will erode the purchasing power of the cash flows generated by fixed-income securities held by the Fund. Fixed-rate debt securities are more susceptible to this risk than floating-rate debt securities.

Reinvestment risk is the risk that when interest income is reinvested, interest rates will have declined so that income must be reinvested at a lower interest rate. Generally, interest rate risk and reinvestment risk have offsetting effects.

Credit (or default) risk is the risk that the issuer of a fixed-income security will be unable to make timely payments of interest or principal.

Other Securities and Investment Practices

The following are some of the types of securities the Fund may purchase under normal market conditions. The majority of the Fund’s portfolio is made up of equity securities.

Temporary Defensive Investments — for cash-management or temporary defensive purposes in response to market conditions, the Fund may hold all of its assets in cash or short-term money market instruments. This may reduce the benefit from any upswing in the market and may cause the Fund to fail to meet its investment objective. For more information see the SAI.

Asset-Backed Securities — a form of complex security, similar to mortgage-related securities, but with a less effective security interest in the related collateral.

Convertible Securities — including bonds, debentures, notes, preferred stocks, or other securities that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula.

Corporate Debt Securities — including corporate bonds, debentures, notes, and other similar instruments and convertible securities, and some forms of preferred or preferred stock.

Foreign (Non-U.S.) Real Estate Securities — the Fund may invest in non-U.S. real estate companies, including REITs and REIT-like entities. Some countries may have a REIT structure very similar to that which exists in the United States today, while other countries have REIT-like structures that differ from the U.S. in terms of tax requirements or benefits, or scope of qualifying business activities. In addition, there are some countries that have yet to adopt a REIT structure in any form. The Fund may invest in any REIT or REIT-like entities that it deems acceptable under the terms and descriptions set forth in this prospectus.

Money Market Instruments — the Fund may invest in the following types of money market instruments:

•	U.S. Government Securities. Securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. Some are direct obligations of the U.S. Treasury; others are obligations only of the U.S. agency. There is no guarantee that the U.S. government will provide support to agencies or instrumentalities if they are unable to meet their obligations.
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•	Bank Obligations. Certificates of deposit, time deposits, bankers’ acceptances and other short-term obligations issued by domestic banks, foreign subsidiaries or foreign branches of domestic banks, domestic and foreign branches of foreign banks, domestic savings and loan associations, and other banking institutions.
•	Commercial Paper. Short-term, unsecured promissory notes issued for short- term credit needs.

Mortgage-Related Securities — securities backed by a mortgage or a pool of mortgages. These securities are derivative instruments, because their value is linked to or derived from another security, instrument or index.

•	Commercial Mortgage-Related Securities. Generally multi-class debt or pass-through certificates secured by mortgage loans on commercial properties.
•	Residential Mortgage-Related Securities. Securities representing interests in pools of one- to four-family residential mortgage loans issued or guaranteed by governmental agencies or issued by private entities.

Zero Coupon Securities — securities purchased at a discount from face value. The face value of the security is received at its maturity, with no periodic interest payments before maturity. These securities may be subject to greater risks of price fluctuation than securities that periodically pay interest.

Illiquid Securities — securities that are not readily marketable. The Fund will invest more than 10% of its net assets in illiquid securities. Illiquid securities are securities that are not readily marketable or cannot be disposed of promptly within seven days, in the usual course of business, at approximately the price at which the Fund has valued them.

Restricted Securities — unregistered securities that are subject to restrictions on resale, sometimes referred to as private placements. Although securities that may be resold only to “qualified institutional buyers” in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended, are technically considered “restricted securities,” the Fund may purchase Rule 144A securities without regard to the limitation on investments in illiquid securities described above, provided that a determination is made that such securities have a readily available trading market.

Investment Companies — securities issued by other investment companies. Under the 1940 Act, the Fund’s investment in such securities, subject to certain exceptions, currently is limited to (i) 3% of the total voting stock of any one investment company; (ii) 5% of the Fund’s total assets with respect to any one investment company; and (iii) 10% of the Fund’s total assets in the aggregate. The Fund will invest in another investment company only if it has an investment objective that is similar to that of the given Fund.

These instruments and investment practices and certain related risks are described more specifically under “Portfolio Securities and Investment Practices” in the SAI.

Portfolio Holdings

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI.

Portfolio Management and Fund Operations

Advisory Services

The Trust, on behalf of the Fund, has entered into an investment advisory agreement with EII Realty Securities, Inc., 640 Fifth Avenue, New York, New York 10019. EII provides the Fund with investment management and financial advisory services, including purchasing and selling the securities in the Fund’s portfolio, at all times subject to the policies set forth by the Trust’s Board of Trustees (the “Board”). EII identifies and analyzes possible investments for the Fund, determines the amount and timing of such investments, and determines the forms of investments. EII also monitors and reviews the Fund’s portfolio.

Under the investment advisory agreement with EII, the Fund will incur a monthly advisory fee payable to the Adviser calculated at an annual rate of 0.75% of the Fund’s average daily net assets, before waivers, if any. During the fiscal year ended June 30, 2016, the Investor Class shares of the Fund paid monthly advisory fees to the Adviser (net of fee waivers or including recoupment by the Adviser for past waivers, if applicable) calculated at an annual rate of 0.00%, of the Fund’s average daily net assets. Until further notice to shareholders, the Adviser has voluntarily agreed to waive a portion of its investment advisory fees and/or absorb the expenses of the Fund to the extent necessary to limit the total annual expenses of the Fund’s Investor Class shares to not more than 1.25% of those shares’ average daily net assets for the Fund. To the extent that

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the Adviser waives investment advisory fees and/or absorbs expenses, it may seek payment of (i.e. recoup) a portion or all of such amounts at any time within three fiscal years after the fiscal year in which such amounts were waived or absorbed, subject to the expense limitation stated above for the Fund.

A discussion regarding the basis for the Board’s most recent approval of the investment advisory agreement with EII for the Fund is available in the Fund’s shareholder report for the fiscal year ended June 30, 2016.

EII was formed in 1993 and is registered with the SEC as an investment adviser. It provides global real estate securities portfolio management services primarily to U.S. and Canadian tax-exempt institutions and other investors. EII is a wholly-owned subsidiary of EII Capital Management, Inc., which is a registered investment adviser providing global real estate securities portfolio management services primarily to offshore (non-U.S./Canadian) entities. EII Capital Management, Inc. was founded in 1983 to provide investment services primarily to foreign investors (with a focus in Europe) in the United States by managing securities portfolios as well as providing direct real estate advisory services and corporate advisory services. EII and EII Capital Management, Inc. are owned by EII Capital Holding, Inc., which is owned by management.

Administrative Services

EII also serves as the Fund’s administrator. EII supervises the administration of all aspects of the Fund’s operations, including the Fund’s receipt of services for which the Fund is obligated to pay, provides the Fund with general office facilities, and provides, at the Fund’s expense, the services of persons necessary to perform such supervisory, administrative, and clerical functions as are needed to operate the Fund effectively. For these services and facilities, EII receives with respect to the Fund a fee calculated daily and paid monthly at an annual rate of 0.15% of the average daily net assets of the Fund.

Portfolio Managers

The Fund — Alfred C. Otero is primarily responsible for the day-to-day management of the Fund’s portfolio and has been since July, 2004. Gabriel Buerkle has served as Assistant Portfolio Manager of the Fund since December, 2012.

ALFRED C. OTERO has been a Managing Director of EII since 2002. Mr. Otero is primarily responsible for the firm’s Global and North American real estate investment activities and is Co- Portfolio Manager of EII’s International real estate activities. He has been with EII for more than 18 years and has lead the firm’s U.S. REIT efforts since July 2004. Prior to joining the firm, Mr. Otero managed real estate investments and initiatives for Mutual of America Capital Management Corp. Mr. Otero earned a BBA in Finance in 1989 and an MBA in 1992 from the University of Notre Dame.

GABRIEL BUERKLE, CFA, has been a Vice President of EII since 2012. He has been at EII since 2008 and is responsible for coverage of the firm’s North American property markets. His sector responsibilities include specialty, lodging and residential companies. Most recently Mr. Buerkle was an associate analyst for Stifel, Nicolaus & Company Inc. from 2004 to 2008. His prior research experience included work at MOL Magyar Olaj es Gazipari in 2003, Atlantic Southeast Airlines, Inc. in 2002 and Delta Airlines, Inc. from 1999 to 2001. He received his BS from Georgetown University in 1999 and his MBA from Cornell University in 2004. He is a CFA Charterholder.

The SAI provides additional information about the portfolio manager’s method of compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of the Fund’s shares.

The composition of the team may change from time to time.

Investing In The Fund

Share Class Arrangements

This Prospectus offers Investor Class shares of the Fund. The Fund also offers Institutional Class shares through a separate prospectus. Investor Class shares are offered at “net asset value” or “NAV” and are not subject to a sales charge. In addition, unlike the Institutional Class shares (which generally require investments in minimum amounts that are substantially higher than Investor Class shares), the Investor Class shares are subject to distribution and/or shareholder services (12b-1) fees.

Share Price

Shares are purchased and redeemed at the Fund’s daily share price, called its NAV. The NAV is useful to you as a shareholder because the NAV, multiplied by the number of Fund shares you own, gives you the dollar amount and value of your investment. The Fund’s NAV is calculated each business day as of the close of the New York Stock Exchange (the “NYSE”)

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(normally at 4:00 p.m. Eastern time). Shares are purchased or redeemed at the next share price calculated after your investment or redemption instructions are received and accepted. A business day is a day on which the NYSE is open for trading.

Portfolio securities that are listed primarily on foreign exchanges may trade on weekends or on other days on which the Fund does not price its shares. In this case, the Fund’s NAV may change on days when you are not able to buy or sell Fund shares.

Valuation of Portfolio Securities

The Fund’s NAV is calculated by adding up the total value of the Fund’s investments and other assets, subtracting its liabilities, and then dividing that figure by the number of outstanding shares of the Fund. The Fund’s assets are valued primarily on the basis of readily available market quotations. When these quotations are not readily available, however, the Fund may price its investments at fair value according to procedures approved by the Board. A security’s market quotation may not be considered “readily available” in situations in which: (i) the security’s trading has been halted or suspended; (ii) the security has been de-listed from a national exchange; (iii) the security’s primary trading market is temporarily closed at a time when, under normal conditions, it would be open; (iv) the security has not been traded for an extended period of time; (v) the security’s primary pricing source is not able or willing to provide a price; (vi) trading of the security is subject to government-imposed restrictions; (vii) the security has reached a pre-determined range of trading set by a foreign exchange (“limit up” or “limit down” price), and no trading or limited trading has taken place at the limit up price or limit down price; (ix) the security’s sales have been infrequent or a “non- active” market in the security exists; or (x) with regard to over-the-counter securities, the validity of quotations from broker-dealers appears questionable or the number of quotations indicates that there is a “thin” market in the security.

A portfolio security may be fair valued if significant events have occurred that may affect the value of the security, including, but not limited to, natural disasters, armed conflicts, and significant government actions. In this regard, consideration must be given to significant events (especially with respect to foreign securities) that have likely changed the value of the securities and have occurred after the exchange or market has closed but before the time as of which the Fund’s NAV is calculated. Significant events may relate to a single issuer or to an entire market sector. In addition, significant fluctuations in domestic or foreign markets may constitute a significant event.

The Board has delegated day-to-day fair valuation of each Fund’s portfolio securities to the Adviser/Administrator using methods approved by the Fund’s Board. Gemini Fund Services, LLC (“Gemini”), which acts as the Funds’ Sub-Administrator, is also responsible (in conjunction with oversight by the Adviser) for fair valuation of each Fund’s portfolio securities consistent with the Board approved methods. To assist with their responsibilities, the Adviser and/or Sub-Administrator may utilize an outside pricing service approved by the Board.

Fair value represents a good faith approximation of the value of a security. A security’s valuation may differ depending on the method used for determining value. Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. The fair valuation of one or more securities may not, in retrospect, reflect the prices at which those assets could have been sold during the period in which the particular fair values were used in determining the Fund’s NAV. As a result, the Fund’s sale or redemption of its shares at NAV, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

Investing With the Fund

The following sections describe how to open an account, how to access information on your account, and how to purchase and redeem shares of the Fund.

The minimum initial investment for Investor Class shares is $2,000. This minimum may be reduced at EII’s sole discretion. Employees and officers of EII and its affiliates and immediate family members may purchase Investor Shares without being subject to the minimum investment. There is no minimum for additional investments.

How To Open Your Account

To open an account, complete the appropriate sections of the Purchase Application, carefully following the instructions. Please be sure to include your name, date of birth, street address, and either your Social Security or Taxpayer Identification number on the Purchase Application. Additional documentation may be required. If you have any questions, please contact the Fund’s Transfer Agent, Gemini Fund Services, LLC. (“the Transfer Agent”), at (888) 323-8912. You may elect to have telephone redemption privileges by completing section #6 of the Purchase Application.

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Orders through Brokers

The Fund has authorized one or more brokers to receive on their behalf purchase and redemption orders.

Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund’s behalf. Customer orders placed through an authorized broker will be priced at the Fund’s NAV next computed after such orders are received by the broker or the broker’s authorized designee and accepted by the Fund. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, receives the order.

If an investor effects a transaction through a broker or agent, the broker or agent may charge transaction fees on the purchase and/or sale of Fund shares.

Customer Identification

The Fund seeks to obtain identification information for new accounts so that the identity of Fund investors can be verified consistent with regulatory requirements. The Fund may limit account activity until investor identification information can be verified. If the Fund is unable to obtain sufficient investor identification information to form a reasonable belief as to the true identity of an investor, the Fund may take further action including closing the account.

How To Purchase Shares

Shares can be purchased by sending in your investment by wire transfer (see instructions below) or by check payable to “E.I.I. Realty Securities Fund – Investor Class shares.”

Investor Class shares of the Fund may also be purchased through a financial intermediary. Contact your advisor. Some intermediaries may charge a fee and may set different minimum investments or limitations on buying shares. All purchases must be made in U.S. dollars and drawn on U.S. banks. The Fund reserves the right, in its sole discretion, to (i) suspend or modify the offering of its shares; (ii) reject purchase orders; or (iii) modify or eliminate the minimum initial investment in the Fund. If your check is returned for any reason, you may be charged for any resulting fees and/or losses. You may only invest in the Fund shares legally available in your state. If your account falls below the minimum initial investment as a result of redemptions by you, you may be asked to re-establish the minimum investment. If you do not do so within 60 days, the Fund may close your account and send you the value of your account. The Fund accepts third party checks, credit cards, starter checks, money orders, cashier’s checks, bank drafts or travelers checks. Not all share classes may be available for purchase in all states.

If you would like to make additional investments by wire transfer after your account is already established, you must call the above number prior to 4:00 p.m. Eastern time to advise the relevant Fund of the incoming wire transfer. The wire must be received by 4:00 p.m. Eastern time.

Please be advised that the Transfer Agent does not charge a wire fee, but your originating bank may charge you a fee. Please call the Transfer Agent at (888) 323-8912 should you require assistance with your wire transfer.

You may also send a check to the address listed on the following page, payable to specific fund, denoting the share class: (E.I.I. Realty Securities Fund – Investor Class shares).

Retirement Plans

You can use the Fund as part of your retirement portfolio. Please contact the Fund for details regarding an IRA or other retirement plan that works best for your financial situation.

How To Redeem Shares

If the Fund receives your request by 4:00 p.m. Eastern time, your redemption will be processed the same day at the NAV determined as of the close of the NYSE on that day. Shares can be redeemed in one of the following ways:

•	By Telephone. The easiest way to redeem shares is by calling 888-323-8912. When you are ready to redeem, call the Transfer Agent and specify which of the following options you would like to use to send you your proceeds:
•	Mail a check to the address of record.
•	Wire funds to a domestic financial institution. If you want your proceeds by wire, you must establish a Fund account that will accommodate wire transactions. If you call by 4:00 p.m. Eastern time, your funds will be wired on the next business day. The Fund will accept any bank instruction changes via telephone.
•	Mail to a previously designated alternate address.
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If you wish to have telephone authorization on your account, be sure to check the appropriate box on the Purchase Application.

All telephone calls are recorded for your protection and measures are taken to verify the identity of the caller. If the Fund properly acts on telephone instructions and follows reasonable procedures to ensure against unauthorized transactions, neither EII, nor its servicing agents nor the Transfer Agent will be responsible for any losses.

•	By Mail. Use the Regular U.S. Mail or Overnight Mail Address to redeem shares. Send the relevant Fund a letter of instruction indicating the Fund name, your Fund account number, amount of redemption, and where to send the proceeds. All account owners must sign. You can use the same mailing addresses listed for purchases. The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposits in the mail or with such services or receipt at the Fund’s post office box, of purchase orders or redemption requests do not constitute receipt by the Transfer Agent.

A medallion signature guarantee is required for the following redemption requests:

•            Your account registration has changed within the last 30 days;

•            The check is not being mailed to the address on your account;

•            The check is not being made payable to the owner of the account; or

•            The redemption or cash distribution bank instructions have changed.

A medallion signature guarantee can be obtained from a financial institution that participates in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are the Securities Transfer Agents Medallion Program (STAMP), the Stock Exchanges Medallion Program (SEMP), and the NYSE Medallion Signature Program (MSP). You will earn dividends up to the date your redemption request is processed.

Under normal circumstances, proceeds will be transmitted to your bank on the business day following receipt of your instructions, provided redemptions may be made.  In the case of large redemptions, we reserve the right to take up to seven days to pay your redemption proceeds.  In addition, the Fund can suspend redemptions and/or postpone payments of redemption proceeds beyond seven days at times when the NYSE is closed or during emergency circumstances, as determined by the SEC.

Redemption proceeds from the sale of shares purchased by a check may be held until the purchase check has cleared. If you request a complete redemption, any dividends declared will be included with the redemption proceeds.

Keep the following addresses handy for purchases, exchanges, or redemptions.

•	Regular U.S. Mail Address

E.I.I. Realty Securities Trust

c/o Gemini Fund Services, LLC

P.O. Box 541150

Omaha, NE 68154

•	Overnight Mail Address (use the following address ONLY for overnight packages):

E.I.I. Realty Securities Funds

17605 Wright Street, Suite 2

Omaha, NE 68130

Payments-in-Kind
Notwithstanding the above, if we determine that it is in the best interest of the Fund not to pay redemption proceeds in cash, we may distribute to you securities held by the Fund from which you are redeeming. If requested, we will pay a portion of your redemption(s) in cash (during any 90 day period) up to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period. Such in-kind securities may be illiquid and difficult or impossible for a shareholder to sell at a time and at a price that a shareholder would like. Redemptions paid in such securities generally will give rise to gain or loss for income tax purposes in the same manner as redemptions paid in cash. In addition, you may incur brokerage costs and a further gain or loss for income tax purposes when you ultimately sell the securities.  In addition, if we determine that it is in the best interest of the Fund, from time-to-time we may accept investors requests to purchase shares of the Fund by exchanging securities they own for shares of the Fund.

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Redemption of Small Accounts and Inactive Accounts
Due to the high cost of maintaining small accounts, if your redemption activity causes your account balance to fall below $200, you may receive a notice requesting you to bring the balance up to $200 within 60 days. If you do not, the shares in the account will be sold at NAV, and a check will be mailed to the address of record. In addition, as required by the laws of certain states, if no activity occurs in an account within the time period specified by your state law, the assets in your account may be transferred to the state.

Exchanges

You may exchange shares of the Fund for shares of the same class of any other series of the Trust (to the extent applicable). To exchange your shares, you must give exchange instructions to the Adviser of the Fund you own or the Transfer Agent either in writing or by telephone.

When exchanging your shares, please keep in mind:

•	An exchange of shares may create a tax liability for you. You may have a gain or loss on the transaction, since the exchange of shares will be treated like a sale.
•	When the market is very active, telephone exchanges may be difficult to complete. You may have to submit exchange requests to the Fund you own or the Transfer Agent in writing, which will cause a delay.
•	If you are establishing a new account, you must exchange the minimum dollar amount needed to open that account.

Frequent Purchases and Redemptions of Fund Shares (“Market Timing”)

Market timing can be defined as any attempt to use past prices and other market-generated data to forecast future prices of securities or indexes, whether long-term or intra-day. Market timers evaluate various economic or stock market indicators to determine when to buy or sell securities. Timing may include charting, momentum investing, and quantitative analysis using various algorithms, artificial intelligence or charting techniques. Investors engage in market timing in the belief that, by avoiding periods of market weakness and participating in periods of strength, they should be able to realize superior returns. Excessive market-timing trading practices may disrupt portfolio management strategies, increase brokerage and administrative costs, harm Fund performance and result in dilution in the value of Fund shares held by longer-term shareholders.

The Trust neither encourages nor accommodates market timing of the Fund’s shares. To this end, the Board has adopted policies and procedures with respect to market timing.

Prevention. The fair valuation of portfolio securities traded outside the U.S. may prove to be a deterrent to market timing by seeking to resolve any discrepancies between the valuation of these securities as of the close of the relevant foreign market and the perceived value of these securities at the time the Fund calculates its NAV, based on developments in the market occurring after the foreign market close. With respect to portfolio securities traded in the U.S., fair valuation is most frequently used to price portfolio securities for which a market quotation is not readily available, for example, in situations when a security is thinly traded or when trading in a security has been halted by the relevant exchange. Fair valuation in this context generally is not expected to be a significant deterrent to market timing. When fair valuing portfolio securities, the Trust follows its Fair Valuation Procedures.

Detection and Remedies. Frequent trading by a shareholder is a characteristic that helps identify the activity suspected of being market timing. The Adviser monitors shareholder activity reports on a weekly and monthly basis for suspected market timing activity based on short-term purchase/sale activity indicative of market timing with another fund family or investment option. Short-term purchase/sale activity is defined as a purchase of the Fund, subsequent redemption and re-purchase of the Fund within 30 days of the initial purchase. Reports include direct and “disclosed” accounts and omnibus accounts of financial intermediaries. If the value of the activity and frequency indicates that a direct account may be engaging in short-term purchase/sale activity, the Adviser will instruct the Fund’s transfer agent to freeze the account to liquidation only.

The Adviser will undertake to obtain the cooperation of financial intermediaries with respect to monitoring non-disclosed and omnibus accounts. This cooperation may be proactive or reactive, depending on the system capabilities and processes of a particular financial intermediary. If the value of the activity and frequency indicates that one or more underlying accounts may be engaging in short-term purchase/sale activity, the Adviser will instruct the financial intermediary to freeze the underlying account to liquidation only. Each financial intermediary may have unique capabilities and processes for handling these

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situations. The Adviser will work with the financial intermediary to implement the solution that is most consistent with this policy and the intermediary’s capabilities.

As noted above, the Fund reserves the right in its sole discretion to reject purchase orders.

Dividends, Distributions And Taxes

Dividends and Distributions

As a shareholder, you are entitled to your share of net income and capital gains on the Fund’s investments. The Fund passes its earnings along to investors in the form of dividends. Dividend distributions are the net dividends or interest earned on investments after expenses. As with any investment, you should consider the tax consequences of an investment in the Fund.

Ordinarily, the Fund declares and pays dividends from its net investment income quarterly. The Fund pays any net capital gains realized as capital gain distributions at least annually. Both dividend and capital gain distributions can be received in one of the following ways:

Reinvestment Option: You can have distributions automatically reinvested in additional shares of the Fund. If you do not indicate another choice on your Purchase Application, this option will be assigned to you automatically.

Cash Option: You can have distributions paid to you in cash. A check will be mailed to you no later than 7 days after the payment date.

Income Earned Option: Dividends can be reinvested automatically in the Fund and your capital gains can be paid in cash, or capital gains can be reinvested and dividends paid in cash.

Directed Bank Account Option: In most cases, you can have distributions automatically transferred to your bank checking or savings account. Under normal circumstances, a distribution will be transferred within 7 days of the payment date. The bank account must have a registration identical to that of your Fund account.

Your choice of distribution should be set up on the original Purchase Application. If you would like to change the option you selected, please call the Transfer Agent at 888-323-8912. Additional documentation may be required. The Fund will accept any changes in wire transfer instructions via telephone.

You should check the Fund’s distribution schedule before you invest. If you buy shares of the Fund shortly before it makes a distribution, some of your investment may come back to you as a taxable distribution.

Important Information About Taxes

•	The Fund intends to qualify as a regulated investment company, in which case it will pay no federal income tax on the earnings or capital gains it distributes to its shareholders. In order to do so, the Fund must meet the Code’s diversification requirements. Under those requirements, the Fund must invest at least 50% of its total assets so that no more than 5% of its total assets are invested in the securities of any one issuer (excluding U.S. government securities).
•	Qualified dividends received from the Fund by noncorporate shareholders will be taxed at long-term capital gain rates to the extent attributable to qualified dividends received by the Fund, provided applicable Fund and shareholder level requirements are met. The current maximum long-term capital gain rate is 20%. Qualified dividends may include dividends distributed by certain foreign corporations (generally, corporations incorporated in a possession of the United States, certain corporations eligible for treaty benefits under a treaty with the United States and corporations whose stock with respect to which such dividend is paid is readily tradable on an established securities market in the U.S.).
•	Nonqualified dividends, dividends received by corporate shareholders and dividends from the Fund’s short-term capital gains are taxable as ordinary income. Dividends from the Fund’s long-term capital gains are taxable as long-term capital gains without regard to the length of time you hold the shares of the Fund.
•	Generally, dividends paid to the Fund by a REIT will be comprised of investment income, long-term capital gains and returns of capital, each of which may be passed on to shareholders of the Fund.
•	Dividends and capital gain distributions are treated in the same manner for federal income tax purposes whether you receive them in cash or in additional shares. It is likely that they will also be subject to state and local taxes.
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•	Dividends from interest on certain U.S. government obligations held by the Fund may be exempt from some state and local taxes. You will receive a statement at the end of each year showing which dividends are exempt. The Fund, however, expects dividends of this kind to be minimal.
•	Certain dividends paid to you in January will be taxable as if they had been paid to you the previous December.
•	Generally, any gain or loss from a sale (redemption) or exchange of shares of the Fund must be recognized for tax purposes. This gain or loss generally will be long-term capital gain or loss if you held your shares of the Fund for more than one year.
•	The Fund is required to report to the IRS and furnish to its shareholders basis information for sales of shares purchased on or after January 1, 2012, and whether any gain or loss with respect to such shares is long-term or short-term. These requirements do not apply to investments through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement plan. Shareholders may elect to have one of several basis methods applied to their account for purposes of calculating the basis of shares sold, including cost, FIFO (“first-in, first-out”) or some other specific identification method. Unless you instruct otherwise, the Fund will use average cost as the default basis method, and will treat sales as being made first from shares purchased prior to January 1, 2012. If average cost is used for the first sale by a shareholder of Fund shares covered by these rules, the shareholder may change to an alternative basis method, but generally only for shares purchased after the date of the change. Shareholders should consult with their tax advisors to determine the best basis method for their individual tax situation.
•	Tax statements will be mailed from the Fund every January showing the amounts and tax status of distributions made to you.
•	The Fund may be able to pass through to you a credit for foreign income taxes it pays.
•	Because your tax treatment depends on your purchase price and tax position, you should keep your regular account statements for use in determining your tax.
•	You should review the more detailed discussion of federal income tax considerations in the SAI.

The tax information in this Prospectus is provided as general information. You should consult your own tax adviser about the tax consequences of an investment in the Fund.

Statements and Reports

You will receive a periodic statement reflecting any transactions that affect the balance or registration of your account. You will receive a confirmation after any purchase, exchange, or redemption. Share certificates are not issued. Twice a year, you will receive the financial reports of the Fund. Annually, you will be mailed an IRS form reporting distributions for the previous year, which also will be filed with the IRS.

Additional Information

Distribution of Fund Shares

Foreside Funds Distributors LLC (the “Distributor”) is the distributor of the Fund. The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act (a Distribution Plan) that allows the Fund to pay under a written agreement distribution fees for the sale and distribution of its Investor Class shares. Under the Distribution Plan, the Fund may pay a periodic distribution fee at an annual rate of up to 0.75% of average daily value of the Fund’s net assets attributable to the Investor Shares, or such lesser amounts as determined appropriate. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees charged to Investor Class shareholders will increase the cost of your investment and may cost you more than paying other types of sales charges.

The Fund has also adopted a Shareholder Servicing Plan with respect to its Investor Class shares, where the Fund may pay a shareholder services fee of up to 0.25% of the average daily net assets of the Investor Class shares on an annualized basis. Under the Distribution and Shareholder Servicing Plans (collectively, the “Plans”), parties may be compensated for providing distribution-related and/or shareholder support services to investors who purchase Investor Class shares. Such fees relate solely to the Investor Class shares and will reduce the net investment income and total return of the Investor Class shares. Under the Plans, the Fund or the Distributor will enter into agreements with qualified financial institutions to provide the services, which may vary based on the services offered by the financial institution. The Institutional Class shares of the Fund (which are not offered by this prospectus) do not include Distribution or Shareholder Servicing fees. In addition, no sub-transfer agency, networking, or other similar payments are charged or paid on Institutional Class shares.

Networking and Sub-Transfer Agency Fees

The Fund may also enter into agreements with financial intermediaries pursuant to which the Fund will pay financial intermediaries for services applicable to the Investor Class shares, such as networking, sub-transfer agency or sub-accounting. Payments made pursuant to such agreements are generally based on either (1) a percentage of the average daily net assets of

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Fund shareholders serviced by such financial intermediaries, or (2) the number of Fund shareholders serviced by such financial intermediaries. Any payments made pursuant to such an agreement are in addition to, rather than in lieu of, distribution or shareholder services fees the financial intermediary may also be receiving pursuant to agreements. From time to time, the Advisor may pay a portion of the fees for networking, sub-transfer agency, or sub-accounting services at its own expense and out of its own profits.

Additional Compensation to Financial Intermediaries

The Adviser and the Distributor may also, at their own expense and out of their own legitimate profits, provide additional cash payments to financial intermediaries whose customers invest in shares of the Fund. For this purpose, financial intermediaries include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, that have entered into agreements with the Distributor. These additional cash payments are payments over and above any sales charges, Rule 12b-1 fees, shareholder servicing, sub-transfer agency, sub-accounting and/or networking fees that are paid to such financial intermediaries, as described elsewhere in this prospectus. These additional cash payments are generally made to financial intermediaries that provide shareholder, sub-transfer agency or administrative services or marketing support. Marketing support may include access to sales meetings, sales representatives and Financial Intermediary management representatives, inclusion of the Fund on a sales list, including a preferred or select sales list, or other sales programs and/or for training and educating a Financial Intermediary’s employees. These additional cash payments also may be made as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to Fund shareholders. The Adviser and the Distributor may also pay cash compensation in the form of finders’ fees that vary depending on the dollar amount of shares sold. Such additional compensation may provide such financial intermediaries with an incentive to favor sales of shares of the Fund over other investment options they make available to their customers.

Shareholder Communications

You will receive unaudited Semi-Annual Reports and audited Annual Reports on a regular basis from the Fund. In addition, you also will receive updated prospectuses or supplements to this Prospectus. The securities described in this Prospectus and the SAI are not offered in any state in which they may not be sold lawfully. No sales representative, dealer, or other person is authorized to give any information or make any representation other than those contained in this Prospectus and the SAI. Shareholders also receive quarterly performance updates and reviews.

Privacy Policy

In the course of your business dealings with EII, you will be required to share certain personal information with EII. EII is committed to maintaining the privacy of this information and recognizes the importance of preventing unauthorized access to it. You may provide personal information, such as your address or Social Security number, on our Purchase Application forms. You may also provide this information to EII through written, electronic or telephone inquiries. EII does not sell personal information about current and former customers to anyone and EII will not access your information unless it is necessary to process a transaction, service your account or as otherwise required or permitted by law. EII is required to disclose this information to companies that perform an administrative function on behalf of the Fund, such as Gemini, which acts as the Fund’s Sub-Administrator and Transfer Agent. These organizations will use this information only for the purpose of providing required services or as otherwise may be required by law. EII maintains physical, electronic and procedural safeguards to protect its clients’ personal information. Information of this nature is restricted only to employees that require access to it for the purpose of servicing your account and relationship with EII.

Other Information About The Fund

Series and Classes of the Trust

The Fund is a series of the Trust, a Delaware statutory trust that was formed on December 22, 1997. The Fund’s business affairs are managed under the general supervision of the Board. The SAI contains the name and general business experience of each Trustee.

While the Fund has authorized three classes of shares, currently, only the Institutional and Investor Classes shares are offered; the Adviser Class shares have not been activated or offered.

The Board may establish additional series or classes of the Trust without the approval of the current Fund’s shareholders.

Code Of Ethics

EII and the Trust have each adopted a Code of Ethics to which all investment personnel and all other access persons of the Fund must conform. Investment personnel must refrain from certain trading practices and are required to report certain personal investment activities. Violations of the Code of Ethics can result in penalties, suspension, or termination of employment.

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Financial Highlights

This financial highlights table is intended to help you understand the Fund’s financial performance for the period of the Fund’s operations. Certain information reflects financial results for a single Investor share of the Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund assuming reinvestment of all dividends and distributions. This financial information has been derived from financial statements that have been audited by the Fund’s independent registered public accounting firm, Ernst & Young LLP. A more extensive financial presentation is available in the Fund’s Annual Report, which is available upon request.

For an Investor Class share outstanding throughout each period:

E.I.I. REALTY SECURITIES TRUST
E.I.I. Realty Securities Fund
Financial Highlights
For an Investor Class Share Outstanding Through Each Period
			For the Period
		Year Ended	January 21, 2015
		June 30, 2016	to June 30, 2015*

Net asset value, Beginning of Period		$ 4.65	$ 5.28

INCOME FROM INVESTMENT OPERATIONS
	Net Investment Income (1)	0.10	0.04
	Net Gain on Securities (Realized and Unrealized)	0.77	(0.65)	(2)
	Total from Investment Operations	0.87	(0.61)

LESS DISTRIBUTIONS:
	Net Investment Income	(0.10)	(0.02)
	Net Realized Gains on Securities	(0.40)	-
	Total Distributions	(0.50)	(0.02)

Net Asset Value, End of Period		$ 5.02	$ 4.65

Total Return (3)		19.89%	(11.67)%

Net Assets, End of Period (thousands)		$ 2,054	$ 1,821

Ratio of Expenses to Average Net Assets (Including
	effects of waivers and reimbursement of expenses)	1.05%	1.05%	(4)
Ratio of Expenses to Average Net Assets (Excluding
	effects of waivers and reimbursement of expenses)	2.18%	2.42%	(4)
Ratio of Net Investment Income to Average Net Assets
	(Including waivers and reimbursement of expenses)	1.99%	1.80%	(4)
Ratio of Net Investment Income to Average Net Assets
	(Excluding waivers and reimbursement of expenses)	0.86%	0.44%	(4)

Portfolio Turnover Rate		98%	107%

*	Investor Class commenced operations on January 21, 2015.
(1)	Per share numbers have been calculated using the average share method.
(2)	The amount shown may not correlate with the change in the aggregate gains and losses presented on the Statements of Operations due to the timing of sales and purchases of the Fund's shares in relation to fluctuating market values for the Fund's portfolio.
(3)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the year, reinvestment of all dividends and distributions at net asset value during the year, and redemption on the last day of the year. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares.
(4)	Annualized.

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Officers and Trustees	Transfer Agent
Richard J. Adler, President, Chief Executive Officer & Trustee	Gemini Fund Services, LLC
17605 Wright Street, Suite 2
Kathleen O. Heineken, Secretary	Omaha, Nebraska 68130
Michael J. Meagher, Treasurer & Chief Compliance Officer
Glenn R. Mueller, Independent Chairman &Trustee	Custodian The Bank of New York Mellon
Christian A. Lange, Trustee	2 Hanson Place
Juan M. Meyer, Independent Trustee Michael J. Abbott, Independent Trustee Karin Shewer, Independent Trustee	Brooklyn, NY 11217
Investment Adviser and Administrator EII Realty Securities, Inc. 640 Fifth Avenue, 8th Floor	Independent Registered Public Accounting Firm Cohen & Company, Ltd.
New York, New York 10019	1350 Euclid Avenue, Suite 800
Cleveland, OH 44115

Sub-Administrator	Legal Counsel
Gemini Fund Services, LLC	Katten Muchin Rosenman LLP
17605 Wright Street, Suite 2	575 Madison Avenue
Omaha, Nebraska 68130	New York, New York 10022

Distributor
Foreside Funds Distributors LLC
400 Berwyn Park, Suite 110
899 Cassatt Road Berwyn, PA 19312

Statement of Additional Information. The SAI provides a more complete discussion about the Fund and is incorporated by reference into this Prospectus, which means that it is considered a part of this Prospectus.

Annual and Semi-Annual Reports. The Annual and Semi-Annual Reports to shareholders will contain additional information about the Funds’ investments. The Annual Report will include a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during its last fiscal year.

To Review or Obtain This Information. The SAI and Annual and Semi-Annual Reports are available without charge upon request by calling the Transfer Agent toll-free at (888) 323-8912 or by calling or writing a broker-dealer or other financial intermediary that sells the Fund’s shares. This information and other information about the Fund are also available on the EDGAR database on the SEC’s Internet site at http://www.sec.gov. In addition, this information may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

To obtain other information about the Fund and shareholder inquiries, please call (888) 323-8912.

*Please do not use this address to submit transaction requests. Please refer to page 12-15 of this prospectus for this purpose.

E.I.I. REALTY SECURITIES TRUST

888-323-8912

Investment Company Act No. 811-08649

E.I.I. REALTY SECURITIES TRUST

E.I.I. Realty Securities Fund

 Institutional Class — EIIRX

Investor Class — EIIIX

E.I.I. International Property Fund

Institutional Class — EIIPX

E.I.I. Global Property Fund

Institutional Class — EIIGX

STATEMENT OF ADDITIONAL INFORMATION

October 28, 2016

This Statement of Additional Information (“SAI”) is not a prospectus.  This SAI is incorporated by reference in its entirety in the prospectus dated October 28, 2016 for the Institutional Class shares of E.I.I. Realty Securities Fund (the “Domestic Fund”), E.I.I. International Property Fund (the “International Fund”), and E.I.I. Global Property Fund (the “Global Fund”), and for the Investor Class shares of E.I.I. Realty Securities Fund, as amended from time to time. In addition, this SAI is incorporated by reference in its entirety in the prospectus dated 28, 2016 for the Investor Class shares of the Domestic Fund, as amended from time to time. This SAI should be read in conjunction with those prospectuses, copies of which may be obtained by writing E.I.I. Realty Securities Trust, P.O. Box 9822, Providence, Rhode Island 02940 or calling the Transfer Agent toll free at (888) 323-8912.  In this SAI, each of the Domestic, International and Global Funds is referred to as a “Fund” or collectively the “Funds.”

The audited financial statements for the fiscal year ended June 30, 2016 for the Domestic, International and Global Funds and the Investor Class shares of the Domestic Fund for the fiscal year ended June 30, 2016, are incorporated in this SAI by reference to these Funds’ 2016 annual report to shareholders (File No. 811-08649).  You may obtain a copy of these Funds’ latest annual report at no charge by writing to E.I.I. Realty Securities Trust, P.O. Box 541150, Omaha, NE 68154 or calling the Transfer Agent toll free at (888) 323-8912.

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INVESTMENT RESTRICTIONS	3
PORTFOLIO SECURITIES, INVESTMENT POLICIES AND RISKS	4
MANAGEMENT	13
ADVISER AND INVESTMENT ADVISORY AGREEMENT	20
ADMINISTRATIVE SERVICES AGREEMENT	24
PORTFOLIO TRANSACTIONS AND BROKERAGE	28
DISCLOSURE OF PORTFOLIO HOLDINGS	30
PORTFOLIO TURNOVER	31
ALLOCATION OF INVESTMENTS	31
COMPUTATION OF NET ASSET VALUE	31
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION	32
TAX MATTERS	32
GENERAL INFORMATION	40
REPORTS	41
FINANCIAL STATEMENTS	41
PROXY VOTING SUMMARY	41
APPENDIX	43

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Each Fund is a series of the E.I.I. Realty Securities Trust, a Delaware statutory trust (the “Trust”), which is an open-end managed investment company commonly known as a mutual fund.  The Trust was organized as a Delaware statutory trust (formerly known as a “business trust”) under the laws of the state of Delaware.  The Trust’s Certificate of Trust was filed December 22, 1997.  The Trust’s Declaration of Trust, dated as of December 22, 1997, permits the Board of Trustees (the “Board”) to issue an unlimited number of shares of beneficial interest with a par value of $0.01 per share in the Trust in an unlimited number of series of shares.  The Trust consists of three series, the E.I.I. Realty Securities Fund, the E.I.I. International Property Fund, and the E.I.I. Global Property Fund. Currently, each Fund has an Institutional Class of shares. In addition, the Domestic Fund has an Investor Class of shares.

The International and Global Funds are “diversified” Funds while the Domestic Fund is a “non-diversified” Fund. As such, the Domestic Fund is not required to meet certain diversification requirements under the federal securities law. Compared with the “diversified” Funds, the Domestic Fund may invest a greater percentage of its assets in the securities of an individual issuer. Thus, the Domestic Fund’s assets may be focused in fewer securities than the other Funds. A decline in the value of those investments would cause the Domestic Fund’s overall value to decline to a greater degree.

Each Fund seeks to achieve its investment objective by investing primarily in companies whose business is to own, operate, develop and manage real estate.  Much of the information contained in this SAI expands on subjects discussed in the prospectuses.  Capitalized terms not defined herein are used as defined in the prospectuses.  No investment in shares of a Fund should be made without first reading the prospectuses.

INVESTMENT RESTRICTIONS

Fundamental Restrictions

The following fundamental investment restrictions have been adopted by each Fund and, except as noted, cannot be changed with respect to a Fund without approval by the vote of a majority of the outstanding voting shares of the Fund which, as defined by the 1940 Act, means the affirmative vote of the lesser of: (a) 67% or more of the shares of the Fund present at a meeting at which the holders of more than 50% of the outstanding shares of the Fund are represented in person or by proxy; or (b) more than 50% of the outstanding shares of the Fund.

No Fund may:

(1)       issue senior securities, except that the Fund may borrow money from banks;

(2)       concentrate its investments in particular industries other than the real estate industry.  No Fund will invest more than 25% of the value of its assets in any one industry other than the real estate industry.  Each Fund will concentrate its investments in the real estate industry;

(3)       make loans of money or securities other than: (a) through the purchase of publicly distributed bonds, debentures, or other corporate or governmental obligations; (b) by investing in repurchase agreements; and (c) by lending its portfolio securities, provided the value of such loaned securities does not exceed 33-1/3% of its total assets;

(4)       borrow money in excess of 33-1/3% of the value of its total assets from banks;

(5)       buy or sell commodities or commodity contracts, except that each Fund may purchase or sell futures or options on futures; or

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(6)       underwrite securities.

Non-Fundamental Restrictions

The following restrictions are non-fundamental and may be changed by the Trust’s Board of Trustees (the “Board”).  Pursuant to such restrictions, no Fund will:

(1)       make short sales of securities, other than short sales “against the box,” or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts, and related options, in the manner otherwise permitted by the investment restrictions, policies, and investment program of the Fund;

(2)       purchase the securities of any other investment company, if the Fund, immediately after such purchase or acquisition, owns in the aggregate: (i) more than 3% of the total outstanding voting stock of such investment company; (ii) securities issued by such investment company having an aggregate value in excess of 5% of the value of the total assets of the Fund; (iii) securities issued by such investment company and all other investment companies having an aggregate value in excess of 10% of the value of the total assets of the Fund; or (iv) unless the 100% of the total assets of the Fund are invested in the securities of another investment company with the same investment objective; or

(3)       invest more than 10% of its net assets in illiquid securities.  Illiquid securities are securities that are not readily marketable or cannot be disposed of promptly within seven days and in the usual course of business without taking a materially reduced price.  Such securities include, but are not limited to, time deposits and repurchase agreements with maturities longer than seven days.  Securities that may be resold under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”), shall not be deemed illiquid solely by reason of being unregistered.  EII Realty Securities, Inc., each Fund’s investment adviser (“EII” or the “Adviser”), shall determine whether a particular security is deemed to be liquid based on the trading markets for the specific security and other factors.

In addition, the Domestic Fund may not invest more than 20% of its total assets in securities of foreign issuers (American Depository Receipts are not considered to be foreign securities for this purpose).

General

Whenever any investment policy or restriction states a minimum or maximum percentage of a Fund’s assets that may be invested in any security or other asset, it is intended that such minimum or maximum percentage limitation be determined immediately after and as a result of the Fund’s acquisition of such security or other asset.  Accordingly, any later increase or decrease in percentage beyond the specified limitations resulting from a change in values or net assets will not be considered a violation of this percentage limitation.  In the event that the aggregate of restricted and not readily marketable securities exceeds 10% of a Fund’s net assets, the Adviser will consider whether action should be taken to reduce the percentage of such securities.

PORTFOLIO SECURITIES, INVESTMENT POLICIES AND RISKS

The following descriptions supplement the investment policies of the Funds as set forth in the prospectuses.  The Funds’ investments in the following securities and other financial instruments are subject to the investment policies and limitations described in the prospectuses and this SAI. Unless otherwise noted, each Fund may invest in the securities described in this section.

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Real Estate Operating Companies — Each Fund may invest in Real Estate Operating Companies (“REOCs”).  REOCs primarily own and operate real properties and derive a substantial portion of their earnings from rental income.  Unlike real estate investment trusts (“REITs”), these companies may retain a much greater share of their income as they are not required by law to pay dividends.

Real Estate Investment Trusts — Each Fund may invest in REITs. REITs are sometimes informally characterized as equity REITs, mortgage REITs and hybrid REITs. An equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings and derives its income primarily from rental income. An equity REIT may also realize capital gains (or losses) by selling real estate properties in its portfolio that have appreciated (or depreciated) in value. A mortgage REIT invests primarily in mortgages on real estate, which may secure construction, development or long-term loans. A mortgage REIT generally derives its income primarily from interest payments on the credit it has extended. A hybrid REIT combines the characteristics of equity REITs and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate. It is anticipated, although not required, that under normal circumstances a majority of a Fund’s investments in REITs will consist of securities issued by equity REITs.

Foreign Government Securities — Each Fund may invest in foreign government securities.  Investment in sovereign debt obligations involves special risks not present in debt obligations of U.S. corporate issuers.  The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and an investor may have limited recourse in the event of a default.  Periods of economic uncertainty may result in volatile sovereign debt market prices.  A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward international lenders and the political constraints to which a sovereign debtor may be subject.  When an emerging country government defaults on its debt obligations, the investor must pursue any remedies in the courts of the defaulting party itself.

Certain emerging market governments that issue lower quality debt securities are among the largest debtors to commercial banks, foreign governments and supranational organizations such as the World Bank, and may be unwilling or unable to make repayments as they become due.  Below-investment-grade debt securities are generally unsecured and may be subordinated to the claims of other creditors, resulting in a heightened risk of loss due to default.

Foreign (Non-U.S.) Securities — Investing in foreign securities involves certain special considerations, including those set forth below, that are not typically associated with investing in U.S. dollar-denominated or quoted securities of U.S. issuers.  Investments in foreign securities usually involve currencies of foreign countries.  Accordingly, a Fund’s investment in foreign securities may be affected by changes in currency rates and in exchange control regulations and costs incurred in converting among various currencies.  A Fund also may be subject to currency exposure as a result of its investment in currency or currency futures.

Currency exchange rates may fluctuate significantly over short periods of time.  They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective.  Currency exchange rates also can be affected unpredictably by intervention by U.S. or foreign governments or central banks or the failure to intervene or by currency controls or political developments in the United States or abroad.

Since foreign issuers generally are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies, there may be less

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publicly available information about a foreign company than about a U.S. company.  Volume and liquidity in most foreign securities markets are less than in the United States and securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies.  Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although each Fund will endeavor to achieve the most favorable net results on its portfolio transactions.  There is generally less government supervision and regulation of foreign securities exchanges, brokers, dealers and listed and unlisted companies than in the United States.

Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions.  Such delays in settlement could result in temporary periods when some of a Fund’s assets are uninvested and no return is earned on such assets.  The inability of a Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities.  Inability to dispose of portfolio securities due to settlement problems could result either in losses to a Fund due to subsequent declines in value of the portfolio securities or, if the Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser.  In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect a Fund’s investments in those countries.  Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

Investment in foreign companies, foreign branches of U.S. banks, foreign banks, or other foreign issuers, may take the form of ownership of securities issued by such entities or may take the form of sponsored and unsponsored American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”) or other similar instruments representing securities of foreign issuers.  An ADR is a negotiable receipt, usually issued by a U.S. bank, that evidences ownership of a specified number of foreign securities on deposit with a U.S. depository and entitles the shareholder to all dividends and capital gains of the underlying securities.  ADRs are traded on U.S. exchanges or in the U.S. over-the-counter market and, generally, are in registered form.  EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. bank similar to that for ADRs and are designed for use in the non-U.S. securities markets.  EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.

In the case of sponsored ADRs, the issuer of the underlying foreign security and the depositary enter into a deposit agreement, which sets out the rights and responsibilities of the issuer, the depositary and the ADR holder.  Under the terms of most sponsored arrangements, depositaries agree to distribute notices of shareholder meetings and voting instructions, thereby ensuring that ADR holders will be able to exercise voting rights through the depositary with respect to deposited securities.  In addition, the depositary usually agrees to provide shareholder communications and other information to the ADR holder at the request of the issuer of the deposited securities.  In the case of an unsponsored ADR, there is no agreement between the depositary and the issuer and the depositary is usually under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to ADR holders in respect of deposited securities.  With regard to unsponsored ADRs, there may be an increased possibility that the Fund would not become aware of or be able to respond to corporate actions such as stock splits or rights offerings in a timely manner.  In addition, the lack of information may result in inefficiencies in the valuation of such instruments.

Emerging Market Countries — The International and Global Funds may invest in the securities of issuers located in countries that are considered to be emerging or developing (“emerging countries”) by the World Bank, the International Finance Corporation, or the United Nations and its authorities.  A company is

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considered to be an emerging country issuer if: (i) its securities are principally traded in an emerging country; (ii) it derives at least 50% of its total revenue from (a) providing goods or services in emerging countries or (b) sales made in emerging countries; (iii) it maintains 50% or more of its assets in one or more emerging countries; or (iv) it is organized under the laws of, or has a principal office in, an emerging country.

Emerging Market Securities — The International and Global Funds may invest in securities traded in emerging market countries.  The securities markets of certain emerging market countries may be marked by a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of ownership of such securities by a limited number of investors.  The markets for securities in certain emerging market countries are in early stages of their development.  Even the markets for relatively widely traded securities in emerging markets may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the securities markets of developed countries.  In addition, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity of such markets.  The limited liquidity of emerging markets may also affect the Fund’s ability to accurately value its portfolio securities or to acquire or dispose of securities at the price and time it wishes to do so or in order to meet redemption requests.

Transaction costs, including brokerage commissions or dealer mark-ups, in emerging market countries may be higher than in more developed securities markets.

In addition, the securities of non-U.S. issuers generally are not registered with the Securities and Exchange Commission (the “SEC”), and issuers of these securities usually are not subject to its reporting requirements.  Accordingly, there may be less publicly available information about foreign securities and issuers than is available with respect to U.S. securities and issuers.  Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those prevalent in the U.S.

Existing laws and regulations of emerging market countries may be inconsistently applied.  As legal systems in emerging market countries develop, investors may be adversely affected by new or amended laws and regulations.  In circumstances where adequate laws exist, it may not be possible to obtain swift and equitable enforcement of the law.  The Fund’s ability to enforce its rights against private emerging market country issuers by attaching assets to enforce a judgment may be limited.  Bankruptcy, moratorium and other similar laws applicable to private emerging market country issuers may differ substantially from those of other countries.  The political context, expressed as an emerging market governmental issuer’s willingness to meet the terms of its debt obligations, for example, is of considerable importance.  In addition, the holders of commercial bank debt may contest payments to the holders of emerging market country debt securities in the event of default under commercial bank loan agreements.

Certain emerging market countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer’s outstanding securities or a specific class of securities that may have less advantageous terms (including price) than securities of the company available for purchase by nationals.  In addition, the repatriation of both investment income and capital from several of the emerging market countries is subject to restrictions such as the need for certain governmental consents.  Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operation of the Fund.  The Fund may be required to establish special custodial or other arrangements before investing in certain emerging market countries.

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Emerging market countries may be subject to a greater degree of economic, political and social instability than is the case in Japan and most Western European countries.  Such instability may result from, among other things, the following: (i) authoritarian governments or military involvement in political and economic decision making, including changes or attempted changes in governments through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic or social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection or conflict.  Such economic, political and social instability could disrupt the principal financial markets in which the Fund may invest and adversely affect the value of its assets.

The economies of emerging market countries may differ unfavorably from those of more developed countries in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments.  Many emerging market countries have experienced in the past, and continue to experience, high rates of inflation.  In certain countries inflation has at times accelerated rapidly to hyperinflationary levels, creating a negative interest rate environment and sharply eroding the value of outstanding financial assets in those countries.  The economies of certain emerging market countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners.  In addition, the economies of certain emerging market countries are vulnerable to weakness in world prices for their commodity exports.

A Fund’s income and, in some cases, capital gains from foreign stocks and securities will be subject to applicable taxation in certain countries in which it invests, and treaties between the U.S. and such countries may not be available in some cases to reduce the otherwise applicable tax rates.  See “Tax Matters.”

Asset-Backed Securities — Asset-backed securities are a form of complex security.  The securitization techniques used for asset-backed securities are similar to those used for mortgage-related securities.  Asset-backed securities present certain risks that are not presented by mortgage-backed securities.  Primarily, these securities may provide the Fund with a less effective security interest in the related collateral than do mortgage-backed securities.  Therefore, there is the possibility that recoveries on the underlying collateral may not, in some cases, be available to support payments on these securities.

Convertible Securities — Convertible securities have characteristics similar to both fixed-income and equity securities.  Convertible securities include bonds, debentures, notes, preferred stocks, or other securities that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula.  A convertible security entitles the holder to receive interest generally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted, or exchanged.

Corporate Debt Securities — Corporate debt securities include corporate bonds, debentures, notes, and other similar instruments, including convertible securities.  Debt securities may be acquired with warrants attached.  Corporate income-producing securities also may include forms of preferred or preference stock.

Money Market Instruments — Each Fund may invest in the following types of money market instruments:

•	U.S. Government Securities. Securities issued or guaranteed by the U.S. government or its agencies or instrumentalities include U.S. Treasury securities that differ in their interest rates, maturities and times of issuance. Some obligations issued or guaranteed by U.S. government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the Treasury; others by discretionary authority of the U.S. government
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purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality.

•	Bank Obligations. Each Fund may purchase certificates of deposit, time deposits, bankers’ acceptances and other short-term obligations issued by domestic banks, foreign subsidiaries or foreign branches of domestic banks, domestic and foreign branches of foreign banks, domestic savings and loan associations, and other banking institutions.

•	Commercial Paper. Commercial paper consists of short-term, unsecured promissory notes issued to finance short-term credit needs.

Mortgage-Related Securities— Mortgage-related securities are forms of derivative securities collateralized, directly or indirectly, by pools of mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others, assembled as securities for sale to investors by various governmental, government-related and private organizations.  The mortgage-related securities in which the Fund may invest include the following:

•	Commercial Mortgage-Related Securities. Each Fund may invest in commercial mortgage-related securities, which generally are multi-class debt or pass-through certificates secured by mortgage loans on commercial properties.

•	Residential Mortgage-Related Securities. Each Fund may invest in mortgage-related securities representing participation interests in pools of one- to four-family residential mortgage loans issued or guaranteed by governmental agencies or instrumentalities, such as the Government National Mortgage Association (“GNMA”), the Federal National Mortgage Association (“FNMA”), and the Federal Home Loan Mortgage Corporation (“FHLMC”), or issued by private entities.

Information About Mortgage-Related Securities.  Mortgage-related securities are sensitive to changes in interest rates.  The following risks apply to mortgage-related securities generally:

•	Mortgage-related securities that are issued or guaranteed by agencies or instrumentalities of the U.S. government have relatively little credit risk (depending upon the nature of the issuer) but are subject to interest rate risks and repayment risks. As with other debt securities, the prices of mortgage-related securities tend to move inversely to changes in general interest rates, based on a multiple of a specific index. Although the value of a mortgage-related security may decline when interest rates rise, the converse is not always the case.

•	In periods of declining interest rates, mortgages are more likely to be prepaid. A mortgage-related security’s maturity can be shortened by unscheduled prepayments on the underlying mortgages. Therefore, it is not always possible to predict accurately the security’s yield. The principal that is returned earlier than expected may have to be reinvested in other investments having a lower yield than the prepaid security. Therefore, these securities may be less effective as a means of “locking in” attractive long-term interest rates, and they may have less potential for appreciation during periods of declining interest rates, than conventional bonds with comparable stated maturities.

•	Prepayment risks can lead to substantial fluctuations in the value of a mortgage-related security. In turn, this can affect the value of a Fund’s shares. If a mortgage-related security has been purchased at a premium, all or part of the premium a Fund paid may be lost if there is a decline in the market value of the security, whether that results from interest rate changes or prepayments on the underlying mortgages. In the case of stripped mortgage-related securities, if they experience greater rates of prepayment than were anticipated, a Fund may fail to recoup its initial investment on the security.
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•	During periods of rapidly rising interest rates, prepayments of mortgage-related securities may occur at slower than expected rates. Slower prepayments effectively may lengthen a mortgage-related security’s expected maturity. Generally, that would cause the value of the security to fluctuate more widely in response to changes in interest rates. If the prepayments on a Fund’s mortgage-related securities were to decrease broadly, the Fund’s effective duration, and therefore its sensitivity to interest rate changes, would increase.

•	As with other debt securities, the values of mortgage-related securities may be affected by changes in the market’s perception of the creditworthiness of the entity issuing the securities or guaranteeing them. Their values may also be affected by changes in government regulations and tax policies.

Restricted Securities — Each Fund may invest in securities that are subject to restrictions on resale because they have not been registered under the Securities Act.  These securities are sometimes referred to as private placements.  Although securities which may be resold only to “qualified institutional buyers” in accordance with the provisions of Rule 144A under the Securities Act are technically considered “restricted securities,” a Fund may purchase Rule 144A securities without regard to the limitation on investments in illiquid securities described above, provided that a determination is made that such securities have a readily available trading market.  EII will determine the liquidity of Rule 144A securities under the supervision of the Board.  The liquidity of Rule 144A securities will be monitored by EII, and if as a result of changed conditions, it is determined that a Rule 144A security is no longer liquid, a Fund’s holdings of illiquid securities will be reviewed to determine what, if any, action is required to assure that the Fund does not exceed the applicable percentage limitation for investments in illiquid securities.

Zero Coupon Securities — The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond to a greater degree to changes in interest rates than non-zero coupon securities having similar maturities and credit qualities.

Borrowing

Each Fund may, from time to time, borrow money to the maximum extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”), from banks at prevailing interest rates for temporary or emergency purposes (for example in order to meet redemptions), and to invest in additional securities.  Each Fund’s borrowings are limited so that immediately after such borrowings the value of assets (including borrowings) less liabilities (not including borrowings) is at least three times the amount of the borrowings.  Should a Fund, for any reason, have borrowings that do not meet the above test, within three business days, the Fund must reduce such borrowings so as to meet the necessary test.  Under such a circumstance, the Fund may have to liquidate portfolio securities at a time when it is disadvantageous to do so.  Gains made with additional funds borrowed generally will cause a Fund’s net asset value per share (“NAV”) to rise faster than could be the case without borrowings.  Conversely, if investment results fail to cover the cost of borrowings, a Fund’s NAV could decrease faster than if there had been no borrowings.

Each Fund may borrow by entering into reverse repurchase agreements with banks, brokers, or dealers.

Repurchase Agreements

Each Fund may enter into repurchase agreements subject to resale to a bank or dealer at an agreed upon price which reflects a net interest gain for the Fund.  A Fund will receive interest from the institution until the time the repurchase is to occur.

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A Fund will always receive as collateral U.S. government or short-term money market securities whose market value is equal to at least 100% of the amount invested by the Fund, and the Fund will make payment for such securities only upon the physical delivery or evidence by book entry transfer to the account of its custodian.  If the seller institution defaults, the Fund might incur a loss or delay in the realization of proceeds if the value of the collateral securing the repurchase agreement declines and it might incur disposition costs in liquidating the collateral.  Each Fund will attempt to minimize such risks by entering into such transactions only with well-capitalized financial institutions and specifying the required value of the underlying collateral.

Forward Commitments

Each Fund may purchase or sell securities on a forward commitment, when-issued, or delayed delivery basis, which means delivery and payment take place a number of days after the date of the commitment to purchase or sell the securities at a predetermined price and/or yield.  Each Fund intends to engage in forward commitments to increase its portfolio’s financial exposure to the types of securities in which it invests.  Leveraging the portfolio in this manner will increase the Fund’s exposure to changes in interest rates and will increase the volatility of its returns.  At no time will a Fund have more than 15% of its assets committed to purchase securities on a forward commitment basis.

Lending Portfolio Securities

Each Fund may lend securities from its portfolio to brokers, dealers, and other financial institutions needing to borrow securities to complete certain transactions.  Loans of portfolio securities may not exceed 33 1/3% of the value of a Fund’s total assets.  While a Fund will not have the right to vote securities on loan, it intends to terminate loans and regain the right to vote if that is considered important with respect to the investment.

Use of Complex Securities

Each Fund may invest for hedging purposes in derivative securities, such as futures and options.  Complex securities can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular security and the portfolio as a whole.  Such investments permit a Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities.

Foreign Currency Contracts and Currency Hedging Transactions

In order to hedge against foreign currency exchange rate risks, each Fund may enter into forward foreign currency exchange contracts (“forward contracts”) and foreign currency futures contracts (“foreign currency futures”), as well as purchase put or call options on foreign currencies, as described below. Each Fund may also conduct its foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market.

A Fund may enter into forward contracts to attempt to minimize the risk to that Fund from adverse changes in the relationship between the U.S. dollar and foreign currencies. A forward contract is an obligation to purchase or sell a specific currency for an agreed price on a future date which is individually negotiated and privately traded by currency traders and their customers. A Fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency or expects to receive a dividend or interest payment on a portfolio.

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Cyber Security

The Funds and their service providers are susceptible to cyber security risks that include, among other things, theft, unauthorized monitoring, release, misuse, loss, destruction or corruption of confidential and highly restricted data; denial of service attacks; unauthorized access to relevant systems, compromises to networks or devices; or operational disruption or failures in the physical infrastructure or operating systems that support the Funds and their service providers. Cyber attacks against or security breakdowns of the Funds or their service providers may adversely impact the Funds and their shareholders, potentially resulting in, among other things, financial losses; the inability of Fund shareholders to transact business and the Funds to process transactions; inability to calculate the Funds’ NAV; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs; and/or additional compliance costs. The Funds may incur additional costs for cyber security risk management and remediation purposes. In addition, cyber security risks may also impact issuers of securities in which the Funds invest, which may cause the Funds’ investment in such issuers to lose value. There can be no assurance that the Funds or their service providers will not suffer losses relating to cyber attacks or other information security breaches in the future.

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MANAGEMENT

Board of Trustees

General. The Board of Trustees (the “Board”) of the Trust oversees the management of the Funds, but does not itself manage the Funds. The Board reviews various services provided by or under the direction of the Adviser to ensure the Funds’ general investment policies and programs are properly carried out. The Board also conducts its review to ensure that the administrative services are provided to the Funds in a satisfactory manner. The day-to-day operations of the Funds are delegated to the Trust’s officers subject always to the investment objectives and policies of each Fund and to general supervision by the Board.

The Board consists of six Trustees, four of whom are not “interested persons” (as defined in the 1940 Act) of the Trust (“Independent Trustees”).

Under state law, the duties of the Trustees are generally characterized as a duty of loyalty and a duty of care. The duty of loyalty requires a Trustee to exercise his or her powers in the interest of the Trust and not the Trustee’s own interest or the interest of another person or organization. A Trustee satisfies his or her duty of care by acting in good faith with the care of an ordinarily prudent person and in a manner the Trustee reasonably believes to be in the best interest of the Trust and its shareholders.

The Trust seeks as Trustees individuals of distinction with experience in business and finance, government service or academia. In determining whether a particular Trustee was or continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which was controlling. Based on a review of the experience, qualifications, attributes or skills of each Trustee, including those enumerated in the table below, the Board has determined that each of the Trustees is qualified to serve as a Trustee of the Funds. In addition, the Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes and skills that allow the Board to operate effectively in governing the Funds and protecting the interests of shareholders.

The Board met four times during the fiscal year ended June 30, 2016. As needed between formal meetings of the Board, the Board, or a specific committee, receives and reviews reports or materials relating to the Funds and engages in discussions with appropriate parties.

Trustees and Officers. The following information is provided for each Trustee and officer of the Trust.  The mailing address of the Trustees and officers is 640 Fifth Avenue, 8th Floor, New York, New York 10019.  The term of office for a Trustee or officer is indefinite, until he or she resigns, is removed or a successor is elected and qualified.

Name and Year of Birth	Position with the Trust and Length of Time Served[1]	Principal Occupation(s) in the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee[3]
INDEPENDENT TRUSTEES
Michael J. Abbott, 1964	Trustee since February 2012	Executive Chairman, Columbia Care LLC, since 2014; Partner, Raptor Group Holdings, 2012-2014; Managing Director, Helios Advisors LLC, July 2011-2012; Chief	3	Director, JSK Capital (2011-2012)
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		Investment Officer, Cornell University, 2010-2011; Chief Executive Officer, Robeco Sage, 2007-2010.
Juan M. Meyer, 1944	Trustee since December 2005	Senior Adviser, Genspring Family Offices, since February 2003; President, Eagle Capital International (family office), from February 1984 to February 2003.	3	None.
Glenn R. Mueller, 1953	Trustee since April 2014; Chairman since September 2014	Advisory Board Member, Arden Real Estate Group, since January 2015; Professor, Franklin L. Burns School of Real Estate and Construction Management, University of Denver since August 2006; Real Estate Investment Strategist, Dividend Capital Group since December 2005	3	None.
Karin Shewer, 1951	Trustee since November 2013	Chairman of the Board and Founding Shareholder, HQ Capital (f/k/a Real Estate Capital Partners) since August 1989; Board member, Boston Financial Investment Management; Board member, Lakeside Workforce Housing	3	None.
“INTERESTED” TRUSTEES [4]
Richard J. Adler, 1946	Trustee since February 2012; President since May 2004	Senior Advisor, EII Capital Management, Inc. (f/k/a European Investors Incorporated)	3	None.
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Christian A. Lange, 1939	Trustee since November 2003	Chief Executive Officer of EII Capital Management, Inc. (f/k/a European Investors Incorporated)	3	Director, E.I.I. Voyager U.S. Leaders Equity Company, Director of Amadeus Capital Vision PLC, Director of E.I.I. Real Estate Securities Advisors Limited.

1 Each Trustee and officer shall hold office until a successor shall have been elected and qualified, or for an indefinite term consistent with the Trust instrument.

2 The Funds are part of a “fund complex” as defined in the 1940 Act. The fund complex includes all open- end funds (including all of their portfolios) advised by the Investment Advisor and any funds that have an investment advisor that is an affiliated person of the Investment Advisor.

3 This includes any directorships at public companies and registered investment companies held by the Trustee at any time during the past five years.

4 Mr. Lange and Mr. Adler are considered to be “interested persons” (as defined by the 1940 Act) of the Trust because of their employment with the Adviser and/or an affiliate of the Adviser.

OFFICERS
Name and Year of Birth	Position with the Trust and Length of Time Served	Principal Occupation(s) in the Past 5 Years
Richard J. Adler, 1946	President since May 2004	Senior Advisor, EII Capital Management, Inc. (f/k/a European Investors Incorporated)
Kathleen Heineken, 1981	Secretary since September 2010	Compliance Assistant Vice President and Director of Mutual Fund Administration, EII Capital Management, Inc. (f/k/a European Investors Incorporated) since May 2007.
Michael J. Meagher, 1961	Treasurer since May 2003; Chief Compliance Officer since October 2004	Managing Director, Chief Compliance Officer and Director of Mutual Funds, EII Capital Management, Inc. (f/k/a European Investors Incorporated) since March 2003.

Board Structure and Oversight Function

The Board’s leadership structure features an Independent Trustee serving as Chairman of the Board and the Board Committees described below. The Chairman participates in the preparation of the agenda for the meetings of the Board, presides at all of the meetings of the Board, participates in Board deliberations and is involved in the oversight of the Funds’ management in between meetings, as necessary. In addition, the Board utilizes committees to assist with its responsibilities. The Board currently has two committees, the Audit Committee and the Nominating Committee which are described in more detail below, under the heading “Board Committees.”

The Funds are subject to a number of risks, including investment, compliance, operational, and valuation risks, among others.  The Funds’ Adviser and other service providers are responsible for day-to-day risk management functions (depending on the nature of the risk).   The Board of Trustees oversees the

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management of these risks as part of their general oversight of the Funds. In addition, the Board and its committees receive regular reports from the Funds’ Chief Compliance Officer, adviser, administrator, and independent registered public accounting firm regarding the Funds’ activities and any applicable risks. These reports include quarterly performance reports, annual compliance reports, and accounting and financial reports.

Board Committees

The Board of Trustees uses committees to assist with its oversight responsibilities. The Board currently has an Audit Committee and a Nominating Committee. Both committees are comprised entirely of Trustees who are not “interested persons” of the Funds.

The members of the Audit Committee are Mr. Abbott (Audit Committee Chairman), Mr. Meyer, Mr. Mueller and Ms. Shewer.  The primary purpose of the Audit Committee is to oversee the Trust’s accounting and financial reporting policies, practices and internal controls, as required by statutes and regulations administered by the SEC, including the 1940 Act, and selecting and directing the activities of the Trust’s independent auditors. The Audit Committee met twice during the fiscal year ended June 30, 2016.

The members of the Nominating Committee are Mr. Abbott, Mr. Meyer, Mr. Mueller and Ms. Shewer.  The functions of the Nominating Committee are to hear and consider matters related to the Board, including nominating new Trustees, reviewing the compensation of Independent Trustees and reporting to the full Board.  The Nominating Committee did not meet during the fiscal year ended June 30, 2016. The Committee will not consider nominees recommended by Fund shareholders except as may be required by law or regulation, in which case a submission must meet any such legal and regulatory requirements.

Individual Trustee Qualifications

The Trust has concluded that each of the Trustees should serve on the Board because of their ability to review and understand information about the Trust and the Funds provided to them by management, to identify and request other information they may deem relevant to the performance of their duties, to question management and other service providers regarding material factors bearing on the management and administration of the Fund, and to exercise their business judgment in a manner that serves the best interests of the Fund’s shareholders. The Trust has concluded that each of the Trustees should serve as a Trustee based on their own experience, qualifications, attributes and skills as described below.

The Trust has concluded that Mr. Mueller should serve as Trustee of the Trust because of the experience he has gained as a professor at Franklin L. Burns School of Real Estate and Construction Management, University of Denver, his experience as a real estate investment strategist for Dividend Capital Group, and his experience he has gained by serving as Chairman of the Trust since September 2014 and Trustee of the Trust since April 2014.

The Trust has concluded that Mr. Abbot should serve as Trustee of the Trust because of the experience he has gained as a trustee for another fund, his prior service in the financial services industry as a Partner of Raptor Group Holdings, Managing Director of Helios Advisors LLC, Chief Investment Officer of Cornell University, and Chief Executive Officer of Robeco Sage, and the experience he has gained serving as Trustee of the Trust since 2012.

The Trust has concluded that Mr. Meyer should serve as Trustee of the Trust because of the experience he has gained as a businessman and, in particular, his prior service in the financial industry as a Senior Adviser to Genspring Family Offices and President of Eagle Capital International in addition to the experience he has gained serving as Trustee of the Trust since 2005.

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The Trust has concluded that Ms. Shewer should serve as Trustee of the Trust because of the experience she has gained as a businesswoman and, in particular, her service as Chairman of the Board of HQ Capital, board member of Boston Financial Investment Management and Lakeside Workforce Housing and the experience she has gained serving as Trustee of the Trust since 2013.

The Trust has concluded that Ms. Adler should serve as Trustee of the Trust because of the experience he has gained as Senior Advisor of EII Capital Management, Inc., his knowledge of and experience in the financial services industry, and the experience he has gained serving as President of the Trust since 2004 and Trustee of the Trust since 2012.

The Trust has concluded that Mr. Lange should serve as Trustee of the Trust because of the experience he has gained as Chief Executive Officer of EII Capital Management, Inc., his knowledge of and experience in the financial serviced industry, and the experience he has gained serving as trustee of the Trust since 2003.

Securities Beneficially Owned by Trustees

The following table shows the dollar range of each Trustee’s ownership of shares of each Fund and of all of the Funds as of December 31, 2015:

Trustee	Dollar Range of Domestic Fund Shares	Dollar Range of International Fund Shares	Dollar Range of Global Fund Shares	Dollar Range of All E.I.I. Fund Shares
INDEPENDENT TRUSTEES
Mr. Abbott	None	None	None	None
Mr. Meyer	None	None	$50,001 to $100,000	$50,001 to $100,000
Mr. Mueller	None	None	Over $100,000	Over $100,000
Ms. Shewer	None	None	None	None
“INTERESTED” TRUSTEES”
Mr. Adler Mr. Lange	None Over $100,000	Over $100,000 None	None None	Over $100,000 Over $100,000

No Independent Trustee and no immediate family member of an Independent Trustee owns beneficially or of record an interest in the Adviser or in any person or affiliate directly or indirectly controlling, controlled by or under common control with the Adviser.

The Trust may indemnify any person who was or is a Trustee, officer, or employee of the Trust to the maximum extent permitted by the Delaware statutory trust law; provided, however, that any such indemnification (unless ordered by a court) shall be made by the Trust only as authorized in the specific case upon a determination that indemnification of such persons is proper in the circumstances.

Such determination shall be made: (i) by the Board, by a majority vote of a quorum that consists of Trustees who are neither “interested persons” (as defined in the 1940 Act) of the Trust nor parties to the proceeding; or (ii) if the required quorum is not obtained or if a quorum of such Trustees so directs, by independent legal counsel in a written opinion.  No indemnification will be provided by the Trust to any Trustee or officer of the Trust for any liability to the Trust or its shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of duty.

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As of September 30, 2016, Mr. Lange beneficially owned 11.98% of the Domestic Fund.

The Funds pay each Independent Trustee an annual fee of $24,000, which includes compensation for all regular quarterly board meetings. The Chairman of the Board receives an additional $8,000 on an annual basis. The Trustees receive additional fees of $1,000 for special meetings and $500 for phone meetings held during the year. Trustees are also reimbursed for travel and out-of-pocket expenses in connection with all meetings. These fees and expenses are allocated between the Funds based on average net assets.  “Interested” Trustees do not receive Trustees’ fees.  The table below illustrates the compensation paid to each Trustee for the most recently completed fiscal year ended June 30, 2016:

Name and Title	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued as Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from all Funds in the Complex Paid to Trustees
INDEPENDENT TRUSTEES
Mr. Meyer, Trustee Mr. Abbott, Trustee Ms. Shewer, Trustee Mr. Mueller, Chairman and Trustee	$24,000 $24,000 $24,000 $32,000	N/A N/A N/A N/A	N/A N/A N/A N/A	$15,000 $15,000 $15,000 $20,000
“INTERESTED” TRUSTEES
Mr. Lange	None	N/A	N/A	None

Mr. Adler None N/A N/A None

Effective November 16, 2015 the Independent Trustees agreed to defer the payment of half of their annual fee compensation until a later date. The Funds will pay all such deferred annual compensation in the future upon the Funds substantially increasing their assets under management, as determined by the Independent Trustees. Deferred Independent Trustee and Chairman compensation will be accrued by the Funds based on average net assets. As of June, 30 2016, $39,000 in deferred Independent Trustee and Chairman compensation has been accrued by the Funds.

The aggregate remuneration paid to the Trustees by the Funds during the year ended June 30, 2016 was $65,000.

Code of Ethics

EII and the Trust have each adopted a Code of Ethics to which all investment personnel and all other access persons of the Fund must conform. Investment personnel must refrain from certain trading practices and are required to report certain personal investment activities. Violations of the Code of Ethics can result in penalties, suspension, or termination of employment.

Control Persons and Principal Holders of Securities

As of October 3, 2016, the following persons held five percent or more of the outstanding shares of the Institutional Class of the Domestic Fund:

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Name and Address of Owner	Percent of Institutional Class	Nature of Ownership (Record, Beneficial or Both)
National Financial Services LLC for the Exclusive Benefit of our Customers 499 Washington Blvd Jersey City, NJ 07310-2010	67.53%	Record
TD Ameritrade Inc. for the Exclusive Benefit of our Clients PO Box 2226 Omaha, NE 68103-2226	5.63%	Record

As of Octo, 2016, the following persons held five percent or more of the outstanding shares of the Investor Class of the Domestic Fund:

Name and Address of Owner	Percent of Investor Class	Nature of Ownership (Record, Beneficial or Both)
Christian A. Lange & Heidi B. Lange JT TEN c/o EII Capital Management, Inc. 640 Fifth Avenue, 8th floor New York, NY 10019-6102	33.91%	Both
Christian A. Lange Profit Sharing Plan c/o EII Capital Management, Inc. 640 Fifth Avenue, 8th floor New York, NY 10019-6102	33.91%	Both
Kirsten L. McElroy & Thomas G. McElroy JTWROS 414 N. Village Avenue Rockville Centre, NY 11570-2328	19.84%	Both
Charles Schwab & Co. Inc. Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905	5.36%

As of October 3, 2016, the following persons held five percent or more of the outstanding shares of the Institutional Class of the International Fund:

Name and Address of Owner	Percent of Global Fund	Nature of Ownership (Record, Beneficial or Both)
National Financial Services LLC for the Exclusive Benefit of our Customers 499 Washington Blvd Jersey City, NJ 07310-2010	32.21%	Record
Charles Schwab & Co. Inc. Special Custody Account For The Exclusive Benefit Of Customers 101 Montgomery St. San Francisco, CA 94104-4122	28.44%	Record
Band & Co P.O. Box 1787	7.87%
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Milwaukee, WI 53201

As of October 3, 2016, the following persons held five percent or more of the outstanding shares of the Institutional Class of the Global Fund:

Name and Address of Owner	Percent of Global Fund	Nature of Ownership (Record, Beneficial or Both)
Charles Schwab & Co. Inc. Special Custody Account For The Exclusive Benefit Of Customers 101 Montgomery St. San Francisco, CA 94104-4122	63.84%	Record
National Financial Services LLC for the Exclusive Benefit of our Customers 499 Washington Blvd Jersey City, NJ 07310-2010	25.51%	Record

Under the 1940 Act, a person who beneficially owns over 25% of the shares of any class of the Fund is presumed to control that class of shares.  As such, a controlling shareholder may control the outcome of any proposal submitted to shareholders for approval, including changes to the Fund’s fundamental policies or the terms of the advisory agreement with the Adviser.

ADVISER AND INVESTMENT ADVISORY AGREEMENT

EII Realty Securities, Inc. (“EII”), 640 Fifth Avenue, 8th Floor, New York, New York 10019, acts as the investment adviser to the Funds under an investment advisory agreement with the Trust, on behalf of the Funds (the “Agreement”).  The Agreement provides that the Adviser identify and analyze possible investments for the Funds, determine the amount and timing of such investments, and the form of investment.  The Adviser is responsible for monitoring and reviewing each Fund’s portfolio, and, on a regular basis, to recommend the ultimate disposition of such investments.  The Adviser also is responsible for arranging for the purchase and sale of securities in each Fund’s portfolio, subject at all times to the policies set forth by the Board.  In addition, the Adviser provides certain administrative and managerial services to the Funds.

About the Adviser

EII provides global real estate securities portfolio management services primarily to U.S. and Canadian tax-exempt institutions and other investors.  EII is a wholly-owned subsidiary of EII Capital Management, Inc. which is a registered investment adviser providing global real estate securities portfolio management services primarily to offshore (non US/Canadian) entities.  EII and EII Capital Management, Inc. are owned by EII Capital Holding, Inc., which is owned by management.

EII Capital Management, Inc. was founded in 1983 to provide investment services primarily to foreign investors (with a focus in Europe) in the United States by managing securities portfolios as well as providing direct real estate advisory services and corporate advisory services.  From these combined efforts, EII Capital Management, Inc. determined that securitized real estate could serve as an alternative means of acquiring real estate assets and developed a portfolio management service specifically in this area, which now caters to both foreign and domestic investors.  EII Capital Management, Inc. commenced research into real estate securities as a separate portfolio product in 1986, began managing real estate securities portfolios in 1987, and is a recognized leader in real estate securities investment management.

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EII and EII Capital Management, Inc. collectively have a diversified client base that includes investors across the globe, encompassing taxable and tax-exempt investors, individuals, and both foreign and domestic institutional investors. As of September 30, 2016, the combined companies had approximately $2.0 billion in assets under management, with $571 million invested in various types of real estate securities on behalf of clients.  Included in that figure are several offshore real estate investment funds managed by the firm with assets of approximately $241 million.

EII believes that investments in real estate offer a total return potential which may serve as an effective portfolio diversifier for many investors.  In addition, EII believes that, for most investors, the most convenient and effective way to invest in real estate is through the ownership of a portfolio of real estate securities.  Real estate securities, and more specifically REITs, provide investors with many of the features particular to both real estate investments and publicly-traded securities, providing investors with a practical and efficient means to include professionally-managed real estate in an investment portfolio.

Why Real Estate?  Investments in real estate offer the following benefits over investments in other asset classes:

•	Relatively low historical correlation to the equity market.

•	Relatively high levels of potential current income from contractual rental streams.

•	A potential hedge against inflation from rising asset values and the possibility of passing through higher costs to tenants.

Why Real Estate Securities?  An investment in a portfolio of real estate securities offers the following benefits in addition to those provided by direct real estate investments:

•	Diversification of risk of real estate investments.

•	Market pricing of publicly-traded shares (instead of appraisal-based valuations).

•	Enhanced liquidity, which aids in investment speed as well as portfolio rebalancing.

Why EII? EII and its parent company, EII Capital Management, Inc., have been professionally managing real estate securities portfolios on behalf of their clients for more than a decade.  The collective client base of EII and EII Capital Management, Inc. includes an array of investors ranging from foreign and domestic high net worth individuals to U.S. foundations, endowments, and corporate pension plans.  In addition, EII Capital Management, Inc. serves as the adviser or sub-adviser for several offshore funds investing with substantially the same investment objective as the Fund.

Investment Advisory Agreement

Under the Agreement, EII is eligible to receive a fee from each Fund calculated daily and payable monthly, for the performance of its services at an annual rate of 0.75% of the average daily net assets of the relevant Fund.  The fee is accrued daily for the purposes of determining the offering and redemption price of each Fund’s shares.

Under the terms of the Agreement, each Fund pays all of its expenses (other than those expenses specifically assumed by the Adviser) including the costs incurred in connection with the maintenance of its registration

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under the Securities Act and the 1940 Act, printing of prospectuses distributed to shareholders, taxes or governmental fees, brokerage commissions, custodial, transfer and shareholder servicing agents, expenses of outside counsel and independent accountants, preparation of shareholder reports, and expenses of Board and shareholder meetings. Each Fund shall allocate to each class of shares in a multi-class Fund expenses pro rata based upon the net assets of the Fund attributable to each class, except that distribution fees under Rule 12b-1 under the 1940 Act or other related service fees directly attributable to a class are allocated directly to that class.

Until further notice to shareholders, EII has voluntarily agreed to waive a portion of its investment advisory fee and/or absorb the expenses of the Institutional Class shares of the Global Fund, the International Fund, and the Domestic Fund to the extent necessary to keep the annual expenses of the Institutional Class of each Fund to not more than 1.00%, 1.00%, and 0.80%, respectively, of the average daily net assets.  In addition, EII has voluntarily agreed to waive a portion of its investment advisory fee and/or absorb the expenses of the Investor Class shares of the Domestic Fund to the extent necessary to keep the annual expenses of the Investor Class to not more than 1.25% of the average daily net assets of the Investor Class. To the extent that the Adviser waives these fees and/or absorbs these expenses, it may seek payment of a portion or all of these amounts at any time within three fiscal years after the fiscal year in which these amounts were waived and/or absorbed, subject to the expense limitation stated above.  The Adviser may terminate this voluntary arrangement at any time.

The Agreement may be terminated with respect to a Fund without penalty on 60 days’ written notice by a vote of the majority of the Board or by EII, or by holders of a majority of the relevant Fund’s outstanding shares.  The Agreement will continue from year-to-year, provided it is approved, at least annually, in the manner described in the 1940 Act.  This requires that the Agreement and any renewal thereof be approved by a vote of the majority of the Trustees who are not parties thereto or “interested persons” (as defined in the 1940 Act) of any such party, cast in person at a meeting specifically called for the purpose of voting on such approval.

For the last three fiscal years ended June 30th, the amounts of advisory fees paid by the Domestic Fund were as follows:

	Gross Advisory Fees	Waiver/ Reimbursement	Net Advisory Fees
Year Ended June 30, 2016 Year ended June 30, 2015	$146,991 $149,121	($222,770) ($182,927)	($75,779) ($33,806)
Year ended June 30, 2014	$166,479	($105,396)	$61,083

For the last three fiscal years ended June 30th, the amounts of advisory fees paid by the International Fund were as follows:

	Gross Advisory Fees	Waiver/ Reimbursement/ Recoupment	Net Advisory Fees
Year Ended June 30, 2016	$240,377	($315,227)	($74,850)
Year ended June 30, 2015	$1,486,827	($362,294)	$1,124,533
Year ended June 30, 2014	$6,595,699	$65,437	$6,661,136

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For the last three fiscal years (or periods) ended June 30th, the amounts of advisory fees paid by the Global Fund were as follows:

	Gross Advisory Fees	Waiver/ Reimbursement/ Recoupment	Net Advisory Fees
Year Ended June 30, 2016 Year ended June 30, 2015	$188,699 $2,505,084	($266,864) ($409,055)	($78,165) $2,096,029
Year ended June 30, 2014	$8,462,573	$151,706	$8,614,279

Portfolio Managers

This section includes information about the Funds’ portfolio managers, including information concerning other accounts they manage, the dollar range of Fund shares they own and how they are compensated.  The portfolio managers listed in the following table manage all of the other investment companies, other pooled investment vehicles and other accounts shown below as a team.

Other Accounts

Portfolio Manager	Number of Other Accounts (Total Assets)[1] as of June 30, 2016	Number of Other Accounts (Total Assets)[1] Subject to a Performance Fee as of June 30, 2016
Alfred C. Otero and Gabriel Buerkle -U.S. REITS
Other Investment Companies	None	None
Other Pooled Investment Vehicles	None	None
Other Accounts	5 ($177.2 million)	1 ($9.9 million)
Alfred C. Otero, Andrew Cox, Michael Wong & Roberto Versace - International Real Estate
Other Investment Companies	None	None
Other Pooled Investment Vehicles	None	None
Other Accounts	1 ($82.7 million)	2 ($125.7 million)
Alfred C. Otero - Global Real Estate
Other Investment Companies	None	None
Other Pooled Investment Vehicles	None	None
Other Accounts	4 ($88.7 million)	1 ($83.3 million)

Because the portfolio managers manage assets for other investment companies, pooled investment vehicles, and/or other accounts, there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Adviser may receive fees from certain accounts that are higher than the fee it receives from the Funds, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the Funds. In addition, a conflict of interest could exist to the extent the Adviser has proprietary investments in certain accounts, where portfolio managers have personal investments in certain accounts

_______________

1   Rounded to the nearest million.

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or when certain accounts are investment options in the Adviser’s employee benefits and/or deferred compensation plans. The portfolio managers may have an incentive to favor these accounts over others. The Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

Fund Ownership

As of September 30, 2016 Mr. Otero owned over $100,000 of the Domestic Fund’s shares and Mr. Buerkle owned $10,001 to $50,000 of the Domestic Fund’s shares.

As of September 30, 2016, Mr. Otero owned over $100,000 of the International Fund’s shares; neither Mr. Cox, Mr. Wong or Mr. Versace owned any of the International Fund’s shares.

As of September 30, 2016, Mr. Otero owned $50,001 to $100,000 of the Global Fund’s shares.

Compensation

The Funds’ portfolio managers each receives a base salary plus an annual incentive bonus for managing the Funds, other investment companies, other pooled investment vehicles and other accounts (including other accounts for which the Adviser receives a performance fee).  A portfolio manager’s base salary is dependent on the manager’s level of experience and expertise.  The Adviser monitors each portfolio manager’s base salary relative to salaries paid for similar positions with peer firms by reviewing data provided by various consultants that specialize in competitive salary information.

A portfolio manager’s annual incentive bonus is based on several factors, including but not limited to the manager’s performance results and overall contribution made to the firm.  The Adviser may establish a “target” incentive for each portfolio manager based on the manager’s level of experience and expertise in the manager’s investment style.  This target can be derived by a percentage of base salary, generally ranging from 40% to 100%.  The overall performance results of the Fund and all similarly-managed investment companies, pooled investment vehicles and other accounts may be compared to the performance information of a peer group of similarly-managed competitors, as may be supplied by third party analytical agencies.  The manager’s performance versus the peer group may factor into the final incentive amount.  Performance results for a manager are based on the composite performance of all accounts managed by that manager on a combination of one and or multiyear rolling performance.  Composite performance is calculated on a pre-tax basis and does not reflect applicable fees.

The Funds’ portfolio manager may participate in the Adviser’s Pension & Profit Sharing plan, the results for which are based on the Adviser’s business results.  Eligibility for participation in Pension & Profit Sharing plan depends on the manager’s performance and seniority.  Each of the Funds’ portfolio managers participates in the Adviser’s Pension & Profit Sharing Plan.

ADMINISTRATIVE SERVICES AGREEMENT

EII also serves as the Trust’s administrator.  EII supervises administration of the Funds pursuant to an Administrative Services Agreement with the Trust, on behalf of the Funds.  Under this agreement, EII supervises the administration of all aspects of the Funds’ operations, including the Funds’ receipt of services for which the Funds are obligated to pay, provides the Funds with general office facilities, and provides, at the Funds’ expense, the services of persons necessary to perform such supervisory, administrative, and clerical functions as are needed to operate the Funds effectively.  Those persons, as well as certain officers and Trustees of the Trust, may be directors, officers, or employees of (and persons providing services to the Funds may include) EII and its affiliates.  For these services and facilities, EII receives with respect to

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each Fund a fee calculated daily and paid monthly at an annual rate of 0.15% of the average daily net assets of those shares of the Funds.

EII may subcontract some of its administrative duties to other service providers.  EII has entered into a sub-administration contract with Gemini Fund Services, LLC. (“Gemini”), under which Gemini will act as sub-administrator and EII will pay Gemini to provide certain administrative services to the Funds.  Payment for these services is made by EII and not the Fund.

Gemini, which has its principal office at 80 Arkay Drive, Hauppauge, New York 11788, serves as sub-administrator, fund accountant and transfer agent for the Fund pursuant to a Fund Services Agreement (the “Agreement”) with the Fund and subject to the supervision of the Board.  Gemini is primarily in the business of providing administrative, fund accounting and transfer agent services to retail and institutional mutual funds. Gemini may also provide persons to serve as officers of the Fund. Such officers may be directors, officers or employees of Gemini or its affiliates.

The Agreement became effective on March 21, 2016, and will remain in effect for two years from the applicable effective date for the Fund, and will continue in effect for successive twelve-month periods provided that such continuance is specifically approved at least annually by a majority of the Board.  The Agreement is terminable by the Board or Gemini on 90 days’ written notice and may be assigned by either party, provided that the Trust may not assign this agreement without the prior written consent of Gemini. The Agreement provides that Gemini shall be without liability for any action reasonably taken or omitted pursuant to the Agreement.

Under the Agreement, Gemini performs sub-administrative services, including:  (1) monitor the performance of administrative and professional services rendered to the Trust by others service providers; (2) monitor Fund holdings and operations for post-trade compliance with the Fund’s registration statement and applicable laws and rules; (3) prepare and coordinate the printing of semi-annual and annual financial statements; (4) prepare selected management reports for performance and compliance analyses; (5) prepare and disseminate materials for and attend and participate in meetings of the Board; (6) determine income and capital gains available for distribution and calculate distributions required to meet regulatory, income, and excise tax requirements; (7) review the Trust's federal, state, and local tax returns as prepared and signed by the Trust's independent public accountants; (8) prepare and maintain the Trust's operating expense budget to determine proper expense accruals to be charged to each Fund to calculate its daily net asset value; (9) assist in and monitor the preparation, filing, printing and where applicable, dissemination to shareholders of amendments to the Trust’s Registration Statement on Form N-1A, periodic reports to the Trustees, shareholders and the SEC, notices pursuant to Rule 24f-2, proxy materials and reports to the SEC on Forms N-SAR, N-CSR, N-Q and N-PX; (10) coordinate the Trust's audits and examinations by assisting each Fund’s independent public accountants; (11) determine, in consultation with others, the jurisdictions in which shares of the Trust shall be registered or qualified for sale and facilitate such registration or qualification; (12) monitor sales of shares and ensure that the shares are properly and duly registered with the SEC; (13) monitor the calculation of performance data for the Fund; (14) prepare, or cause to be prepared, expense and financial reports; (15) prepare authorization for the payment of Trust expenses and pay, from Trust assets, all bills of the Trust; (16) provide information typically supplied in the investment company industry to companies that track or report price, performance or other information with respect to investment companies; (17) upon request, assist each Fund in the evaluation and selection of other service providers, such as independent public accountants, printers, EDGAR providers and proxy solicitors (such parties may be affiliates of GFS); (18) perform other services, recordkeeping and assistance relating to the affairs of the Trust as the Trust may, from time to time, reasonably request.

Gemini also provides the Fund with accounting services, including: (i) daily computation of net asset value; (ii) maintenance of security ledgers and books and records as required by the 1940 Act; (iii) production of

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the Fund’s listing of portfolio securities and general ledger reports; (iv) reconciliation of accounting records; (v) calculation of yield and total return for the Fund; (vi) maintaining certain books and records described in Rule 31a-1 under the 1940 Act, and reconciling account information and balances among the Fund’s custodian and Advisor; and (vii) monitoring and evaluating daily income and expense accruals, and sales and redemptions of shares of the Fund.

Gemini also acts as transfer, dividend disbursing, and shareholder servicing agent for the Fund pursuant to the Agreement. Under the Agreement, Gemini is responsible for administering and performing transfer agent functions, dividend distribution, shareholder administration, and maintaining necessary records in accordance with applicable rules and regulations.

For the services rendered to the Fund by GFS, the Fund pays GFS a fee equal to the greater of an annual fee or an asset based fee, which scales downward based upon net assets for fund administration, fund accounting and transfer agency services. The fund also pays GFS for any out-of- pocket expenses.

For the period between March 18, 2016 and June 30, 2016, the Funds paid the following fees to Gemini:

Fund	For Administration Services	For Fund Accounting Services	For Transfer Agency Services
Domestic Fund	$ 5,971	None	$ 4,402
International Fund	$ 5,440	None	$ 2,302
Global Fund	$ 6,049	None	$ 2,348

Prior to March 21, 2016, BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon Investment Servicing”), acted as sub-administrator and EII paid BNY Mellon Investment Servicing to provide certain administrative services to the Funds.  Payment for these services is made by EII and not the Fund.

For the periods indicated below, the amounts of administration fees paid by the Domestic Fund (net of any waivers or reimbursements) were as follows:

	Net Administration Fees	Net Transfer Agency Fees
Period ended March 18, 2016 Year ended June 30, 2015	$23,427 $29,824	$49,499 $12,831
Year ended June 30, 2014	$33,296	$7,603

For the periods indicated below, the amounts of administration fees paid by the International Fund (net of any waivers or reimbursements) were as follows:

	Net Administration Fees	Net Transfer Agency Fees
Period ended March 18, 2016 Year ended June 30, 2015	$42,365 $297,365	$91,791 $111,390
Year ended June 30, 2014	$1,319,140	$242,346

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For the periods indicated below, the amounts of administration fees paid by the Global Fund (net of any waivers or reimbursements) were as follows:

	Net Administration Fees	Net Transfer Agency Fee
Period ended March 18, 2016 Year ended June 30, 2015	$31,691 $501,017	$61,295 $107,871
Year ended June 30, 2014	$1,692,515	$262,981

The Distributor

Foreside Funds Distributors LLC (“Foreside Funds Distributors”), located at 400 Berwyn Park, 899 Cassatt Road, Suite 110, Berwyn, Pennsylvania 19312, serves as the distributor of the Funds’ shares.

The following table sets forth the total compensation received by the Distributor from the Funds during the fiscal period ended June 30, 2016:

Fund	Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation
E.I.I. Realty Securities Fund Institutional Class	$0	$0	$0	$0
E.I.I. Realty Securities Fund Investor Class	$0	$0	$0	$0
E.I.I. International Property Institutional Class	$0	$0	$0	$0
E.I.I Global Property Fund Institutional Class	$0	$0	$0	$0

The Domestic Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act (the “Distribution Plan”) that allows the Domestic Fund to pay under a written agreement distribution fees for the sale and distribution of its Investor Class shares. The Investor Class of the Domestic Fund is anticipated to benefit from the Distribution Plan through, among other things, causing increases in Investor Class assets which are expected to provide economies of scale with respect to Domestic Fund expenses. Under the Distribution Plan, the Domestic Fund may pay a periodic distribution fee at an annual rate of up to 0.75% of average daily value of the Domestic Fund’s net assets attributable to the Investor Shares, or such lesser amounts as determined appropriate. Because these fees are paid out of the Domestic Fund’s assets on an ongoing basis, over time these fees charged to Investor Class shareholders will increase the cost of your investment and may cost you more than paying other types of sales charges.

The Domestic Fund has also adopted a Shareholder Servicing Plan with respect to its Investor Class shares, where the Domestic Fund may pay a shareholder services fee of up to 0.25% of the average daily net assets of the Investor Class shares on an annualized basis. Under the Distribution and Shareholder Servicing Plans (collectively, the “Plans”), parties may be compensated for providing distribution-related and/or shareholder support services to investors who purchase Investor Class shares. Such fees relate solely to the Investor Class shares and will reduce the net investment income and total return of the Investor Class shares. Under the Plans, the Domestic Fund or the Distributor will enter into agreements with qualified financial institutions to provide the services, which may vary based on the services offered by the financial institution. The Institutional Class shares of the Domestic Fund do not include Distribution or Shareholder Servicing

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fees. In addition, no sub-transfer agency, networking, or other similar payments, are charged or paid on Institutional Class shares.

Actual 12b-1 Expenditures Paid by
E.I.I. Realty Securities Fund – Investor Class Shares
During the Fiscal Period Ended June 30, 2016
E.I.I. Realty Securities Fund- Investor Class
Advertising/Marketing	None
Printing/Postage	None
Payment to distributor	None
Payment to dealers	$62.49
Compensation to sales personnel	None
Other	None
Total	$62.49

The Sub-Administrator, Transfer Agent and Custodian

Effective March 21, 2016, the Funds’ sub-administration, accounting and transfer agent services for the E.I.I. Realty Securities Fund, E.I.I. International Property Fund and E.I.I. Global Property Fund has changed to Gemini Fund Services, LLC (the “Sub-Administrator”, “Transfer Agent”, “Gemini” or “GFS”), which has its principal office at 17605 Wright Street, Suite 2, Omaha, Nebraska 68130.  The Bank of New York Mellon serves as the Funds’ custodian. As custodian, The Bank of New York Mellon is located at 2 Hanson Place, Brooklyn, New York 11217.

Independent Registered Public Accounting Firm

Cohen & Company, Ltd. serves as the Trust’s independent registered public accounting firm.

Legal Counsel

Katten Muchin Rosenman LLP, located at 575 Madison Avenue, New York, New York 10022, serves as the Trust’s legal counsel.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to the supervision of the Board and a duty to obtain best overall execution, decisions to buy and sell securities for the Funds are made by EII.  EII is authorized to allocate the orders placed by it on behalf of the Funds to such unaffiliated brokers who also provide research or statistical material or other services to the Funds or EII for the Funds’ use.  Such allocation shall be in such amounts and proportions as EII shall determine and EII will report on said allocations regularly to the Board indicating the unaffiliated brokers to whom such allocations have been made and the basis therefor.  EII does not direct brokerage business to brokers as an incentive to sell Fund shares.  At times, the Funds also may purchase portfolio securities directly from dealers acting as principals, underwriters, or market makers.  As these transactions are usually conducted on a net basis, no brokerage commissions are paid by the Funds.

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In selecting a broker to execute each particular transaction and in determining whether a Fund is receiving best execution, EII will take the following into consideration: the best net price available; the reliability, integrity, and financial condition of the broker; the size and difficulty in executing the order; and the value of the expected contribution of the broker to the investment performance of the Fund on a continuing basis.  Accordingly, the cost of the brokerage commissions to a Fund in any transaction may be greater than that available from other brokers if the difference is reasonably justified by other aspects of the portfolio execution services offered.  Subject to such policies and procedures as the Board may determine, EII shall not be deemed to have acted unlawfully or to have breached any duty solely by reason of its having caused a Fund to pay an unaffiliated broker that provides research services to EII (for the Fund’s use) an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker would have charged for effecting the transaction, if EII determines in good faith that such amount of commission was reasonable in relation to the value of the research service provided by such broker viewed in terms of either that particular transaction or EII’s ongoing responsibilities with respect to the Fund.

The practice of using a portion of a Fund’s commission dollars to pay for brokerage and research services provided to EII is sometimes referred to as “soft dollars.” Section 28(e) is sometimes referred to as a “safe harbor,” because it permits this practice, subject to a number of restrictions, including EII’s compliance with certain procedural requirements and limitations on the type of brokerage and research services that qualify for the safe harbor.

Research products and services may include, but are not limited to, general economic, political, business and market information and reviews, industry and company information and reviews, evaluations of securities and recommendations as to the purchase and sale of securities, financial data on a company or companies, performance and risk measuring services and analysis, stock price quotation services, computerized historical financial databases and related software, credit rating services, analysis of corporate responsibility issues, brokerage analysts’ earnings estimates, computerized links to current market data, software dedicated to research, and portfolio modeling. Research services may be provided in the form of reports, computer-generated data feeds and other services, telephone contacts, and personal meetings with securities analysts, as well as in the form of meetings arranged with corporate officers and industry spokespersons, economists, academics and governmental representatives. Brokerage products and services assist in the execution, clearance and settlement of securities transactions, as well as functions incidental thereto, including but not limited to related communication and connectivity services and equipment, software related to order routing, market access, algorithmic trading, and other trading activities. In the event EII were to consider any mixed–use products or services (that is, the service is used both for brokerage and research activities that are within the safe harbor and for other activities) a reasonable allocation of the cost between the portion which is eligible as research or brokerage services and the portion which is not will be made. The eligible portion will be paid for with commissions and the non-eligible portion, which is not eligible for the Section 28(e) safe harbor, will be paid by EII from its own funds, and not by portfolio commissions paid by the Funds.

Research products and services provided to EII by broker-dealers that effect securities transactions for the Funds may be used by EII in servicing all of its accounts. Accordingly, not all of these services may be used by EII in connection with the Funds. Some of these products and services are also available to EII for cash, and some do not have an explicit cost or determinable value. The research received does not reduce the advisory fees paid to the Adviser for services provided to the Funds. The Adviser’s expenses would likely increase if the Adviser had to generate these research products and services through its own efforts, or if it paid for these products or services itself.

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DISCLOSURE OF PORTFOLIO HOLDINGS

The Board has adopted policies with respect to the disclosure of each Fund’s portfolio holdings by the Fund, the Adviser, or their affiliates.  These policies provide that a Fund’s portfolio holdings information generally may not be disclosed to any party prior to the information becoming public.  Certain limited exceptions are described below.  These policies apply to disclosures to all categories of persons, including individual investors, institutional investors, intermediaries who sell shares of the Funds, third parties providing services to the Funds (accounting agent, print vendors, etc.), rating and ranking organizations (Lipper, Morningstar, etc.) and affiliated persons of the Funds.

The Trust’s Chief Compliance Officer is responsible for monitoring the Funds’ compliance with these policies and for providing regular reports (at least annually) to the Board regarding the adequacy and effectiveness of the policy and recommending changes, if necessary.

Non-Public Disclosures

The Adviser may authorize the disclosure of non-public portfolio holdings information under certain limited circumstances.  Each Fund’s policies provide that non-public disclosures of the Fund’s portfolio holdings may only be made if: (i) the Fund has a “legitimate business purpose” (as determined by the President of the Trust) for making such disclosure; and (ii) the party receiving the non-public information enters into a confidentiality agreement, which includes a duty not to trade on the non-public information and describes any compensation to be paid to the Fund or any “affiliated person” of the Adviser, including any arrangement to maintain assets in the Fund or in other investment companies or accounts managed by the Adviser or by any “affiliated person” of the Adviser.

The Adviser will consider any actual or potential conflicts of interest between the Adviser and a Fund’s shareholders and will act in the best interest of the Fund’s shareholders with respect to any such disclosure of portfolio holdings information.  If a potential conflict can be resolved in a manner that does not present detrimental effects to Fund shareholders, the Adviser may authorize release of portfolio holdings information.  Conversely, if the potential conflict cannot be resolved in a manner that does not present detrimental effects to Fund shareholders, the Adviser will not authorize such release.

Ongoing Arrangements to Disclose Portfolio Holdings

As previously authorized by the Board and/or the Trust’s executive officers, each Fund periodically discloses non-public portfolio holdings on a confidential basis to various service providers that require such information in order to assist the Fund in its day-to-day operations, as well as public information to certain ratings organizations.  These entities are described in the following table.  The table also includes information as to the timing of these entities receiving the portfolio holdings information from the Funds.  In none of these arrangements does a Fund or any “affiliated person” of the Adviser receive any compensation, including any arrangement to maintain assets in the Fund or in other investment companies or accounts managed by the Adviser or by any “affiliated person” of the Adviser.

Type of Service Provider	Name of Service Provider	Timing of Release of Portfolio Holdings Information
Adviser and Administrator	EII Realty Securities, Inc.	Daily
Sub-Administrator	Gemini Fund Services, LLC	Daily
Custodian	The Bank of New York Mellon	Daily
Independent Registered Public Accounting Firm	Cohen & Company, Ltd.	Annual Reporting Period: Within Accounting Firm, 15 business days of end of reporting period.
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Semiannual Reporting Period: within 31 business days of end of reporting period.
Printer for Financial Reports and EDGAR filings on Forms N-CSR and Form N-Q	BluGiant LLC	Up to 60 days before distribution to shareholders and up to 30 days before filing with the SEC.

These service providers are required to keep all non-public information confidential and are prohibited from trading based on the information or otherwise using the information, except as necessary in providing services to the Funds.

There is no guarantee that a Fund’s policies on use and dissemination of holdings information will protect the Fund from the potential misuse of holdings by individuals or firms in possession of such information.

PORTFOLIO TURNOVER

Each Fund may engage in active and frequent trading of its portfolio securities. Each Fund’s annual portfolio turnover rate may be greater than 100%.   No Fund will limit its portfolio turnover when market conditions and/or redemptions dictate a more active trading policy and trading portfolio securities is appropriate.  A high portfolio turnover rate could result in high brokerage costs, lower performance, and an increase in taxable capital gains distributions to the stockholders. A lower portfolio turnover rate will result in a lower rate of net realized capital gains to a Fund and will decrease the portion of the Fund’s distributions constituting taxable capital gains. The following table displays the portfolio turnover rates for the Funds for the fiscal years or periods ended June 30, 2016

FUND	Portfolio Turnover Rates
	2015	2016
E.I.I. Realty Securities Fund	107%	98%
E.I.I. International Property Fund	11%	79%
E.I.I. Global Property Fund	14%	135%

ALLOCATION OF INVESTMENTS

EII has other advisory clients, some of which have similar investment objectives to the Funds.  As such, there will be times when EII may recommend purchases and/or sales of the same portfolio securities for the Funds and its other clients.  In such circumstances, it will be the policy of EII to allocate purchases and sales among the Funds and its other clients in a manner which EII deems equitable, taking into consideration such factors as size of account, concentration of holdings, investment objectives, tax status, cash availability, purchase cost, holding period, and other pertinent factors relative to each account.  Simultaneous transactions may have an adverse effect upon the price or volume of a security purchased by a Fund.

COMPUTATION OF NET ASSET VALUE

Each Fund will determine its NAV once daily as of the close of trading on the New York Stock Exchange (the “NYSE”) on each day that the NYSE is open.  It is expected that the NYSE will be closed on Saturdays and Sundays and on New Year’s Day, Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.  A Fund may make or cause to be made a more frequent determination of its NAV and offering price, which determination shall reasonably reflect any material changes in the value of securities and other assets held by the Fund

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from the immediately preceding determination of NAV.  Each Fund’s NAV is determined by dividing the market value of the Fund’s investments as of the close of trading plus any cash or other assets (including dividends receivable and accrued interest) less all liabilities (including accrued expenses) by the number of the Fund’s outstanding shares.  Securities traded on the NYSE or the American Stock Exchange will be valued at the last sale price, or if no sale, at the mean between the latest bid and asked price.  Securities for which the primary market is NASDAQ will be valued at the Nasdaq Official Closing Price, or if no sale, at the mean between the latest bid and asked price.  Securities traded in any other U.S or foreign market shall be valued in a manner as similar as possible to the above, or if not so traded or a significant event occurs that could affect the value of the security, in accordance with procedures for fair valuing securities adopted by the Funds and approved by the Board.  Securities sold short “against the box” will be valued at market as determined above; however, in instances where a Fund has sold securities short against a long position in the issuer’s convertible securities, for the purpose of valuation, the securities in the short position will be valued at the “asked” price rather than the mean of the last “bid” and “asked” prices.  Where there are no readily available quotations for securities they will be valued at a fair value as determined by the Board acting in good faith.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

A complete description of the manner by which the Funds’ shares may be purchased and redeemed appears in the prospectuses under the heading “Investing in the Funds.”

Each Fund has elected to be governed by Rule 18f-1 under the 1940 Act, under which a fund is obligated to redeem the shares of any shareholders solely in cash up to the lesser of 1% of the net asset value of such Fund or $250,000 during any 90 day period.  Pursuant to the operating agreement between certain intermediaries and the Funds, each Fund agrees that it will treat as a “shareholder” each shareholder that holds Fund shares through an intermediary’s omnibus account (the “Account”), provided that the intermediary provides to the relevant Fund, upon request, the name or account number, number of Fund shares and other relevant information for each such shareholder.  Each Fund acknowledges that the treatment of an intermediary as the sole shareholder of Fund shares held in the Account for purposes of applying the limits in Rule 18f-1 would be inconsistent with the intent of the Rule and the Fund’s election on Form N-18F-1 and could unfairly prejudice shareholders that hold Fund shares through the Account.

Should any shareholder’s redemption exceed the limitation described in the paragraph above, a Fund can, at its sole option, redeem the excess in cash or in readily marketable portfolio securities.  Such securities would be selected solely by the Fund and valued as in computing net asset value.  In these circumstances, a shareholder selling such securities would probably incur a brokerage charge and there can be no assurance that the price realized by a shareholder upon the sale of such securities will not be less than the value used in computing net asset value for the purpose of such redemption.

TAX MATTERS

The following is only a summary of certain additional federal income tax considerations generally affecting a Fund and its shareholders and supplements and should be read in conjunction with the tax considerations described in the prospectuses.  No attempt is made to present a detailed explanation of the tax treatment of a Fund or its shareholders, and the discussions here and in the prospectuses are not intended as substitutes for careful tax planning. In addition, this summary assumes that a Fund shareholder holds its shares as capital assets within the meaning of the Internal Revenue Code of 1986, as amended (the “Code”), and does not hold its shares in connection with a trade or business. This summary does not address the consequences to a Fund shareholder holding shares through a partnership (or other pass-through entity), or the special tax considerations that may apply to certain types of investors subject to special treatment (including, for example, insurance companies, banks and tax-exempt organizations) under the Internal Revenue Code of

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1986, as amended (the “Code”).  In addition, the tax discussion in the prospectuses and this SAI is based on tax law in effect on the date of the prospectuses and this SAI; such laws and regulations may be changed by legislative, judicial, or administrative action, sometimes with retroactive effect.

The Funds have not requested and will not request an advance ruling from the Internal Revenue Service (“IRS”) as to the federal income tax matters described below. The IRS could adopt positions contrary to those discussed below and such positions could be sustained. Prospective investors should consult their own tax advisors with regard to the federal tax consequences of the purchase, ownership or disposition of a Fund’s shares, as well as the tax consequences arising under the laws of any state, foreign country or other taxing jurisdiction.

Qualification as a Regulated Investment Company

Each Fund has elected to be taxed as a regulated investment company under Subchapter M of the Code.  As a regulated investment company, a Fund is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends, and other taxable ordinary income, net of expenses) and capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (i.e., net investment income and the excess of net short-term capital gain over net long-term capital loss) for the taxable year (the “Distribution Requirement”) and satisfies certain other requirements of the Code that are described below.  Distributions by a Fund made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains of the taxable year and will, therefore, count towards satisfaction of the Distribution Requirement.

In addition to satisfying the Distribution Requirement, a regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company’s principal business of investing in stock or securities), other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from interests in “qualified publicly traded partnerships”(as defined).

A Fund may purchase securities of certain foreign investment funds or trusts which constitute passive foreign investment companies (“PFICs”) for federal income tax purposes.  If a Fund invests in a PFIC, it has three separate options.  First, if the PFIC is willing to provide the Fund with certain required reporting information annually, it may elect to treat the PFIC as a qualifying electing fund (a “QEF”), in which case it will each year be required to include in income its pro rata share of the PFIC’s ordinary earnings for the year and its pro rata share of the PFIC’s net capital gain for the year, regardless of whether the Fund receives distributions of any such ordinary earnings or capital gains from the PFIC.  Second, the Fund may under certain conditions make a mark-to-market election with respect to its PFIC stock in a PFIC.  Pursuant to such an election, the Fund will include as ordinary income any excess of the fair market value of such stock at the close of any taxable year over its adjusted tax basis in the stock.  If the adjusted tax basis of the PFIC stock exceeds the fair market value of such stock at the end of a given taxable year, such excess will be deductible as ordinary loss in the amount equal to the lesser of the amount of such excess or the net mark-to-market gains on the stock that the Fund included in income in previous years.  If a Fund makes the mark-to-market or QEF election in the first taxable year it holds stock in a PFIC, it will not incur the tax described below under the third option with respect to such PFIC.

Finally, if a Fund does not elect to treat the PFIC as a QEF and does not make a mark-to-market election, then, in general, (1) any gain recognized by the Fund upon a sale or other disposition of its interest in the PFIC or any “excess distribution” (as defined) received by the Fund from the PFIC will be allocated ratably

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over the Fund’s holding period in the PFIC stock, (2) the portion of such gain or excess distribution so allocated to the year in which the gain is recognized or the excess distribution is received shall be included in the Fund’s gross income for such year as ordinary income (and the distribution of such portion by the Fund to shareholders will be taxable as an ordinary income dividend, but such portion will not be subject to tax at the Fund level), (3) the Fund shall be liable for tax on the portions of such gain or excess distribution so allocated to prior years in an amount equal to, for each such prior year, (i) the amount of gain or excess distribution allocated to such prior year multiplied by the highest corporate tax rate in effect for such prior year, plus (ii) interest on the amount determined under clause (i) for the period from the due date for filing a return for such prior year until the date for filing a return for the year in which the gain is recognized or the excess distribution is received, at the rates and methods applicable to underpayments of tax for such period, and (4) the distribution by the Fund to shareholders of the portions of such gain or excess distribution so allocated to prior years (net of the tax payable by the Fund thereon) will be taxable to the shareholders as an ordinary income dividend.

A regulated investment company, in determining its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) for any taxable year, may elect (unless it made a taxable year election for excise tax purposes as discussed below) to treat all or any part of any post-October capital loss (defined as the greatest of net capital loss, net long-term capital loss, or net short-term capital loss, in each case attributable to the portion of the taxable year after October 31) or late-year ordinary loss (generally, (i) net ordinary loss from the sale, exchange or other taxable disposition of property, attributable to the portion of the taxable year after October 31, plus (ii) other net ordinary loss attributable to the portion of the taxable year after December 31) as if it had been incurred in the succeeding year.

Each Fund also must satisfy an asset diversification test in order to qualify as a regulated investment company.  Under this test, at the close of each quarter of a Fund’s taxable year, at least 50% of the value of the Fund’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (limited, for this purpose, in respect of any one issuer to no more than 5% of the value of the Fund’s total assets and to no more than 10% of the outstanding voting securities of such issuer) and no more than 25% of the value of its total assets may be invested in the securities (other than U.S. government securities and securities of other regulated investment companies) of any one issuer, of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses, or of one or more qualified publicly traded partnerships.  Generally, an option (a call or a put) with respect to a security is treated as issued by the issuer of the security rather than the issuer of the option.

A Fund’s investment or other activities could be subject to special and complex tax rules that may produce differing tax consequences, such as disallowing or limiting the use of losses or deductions (such as the “wash sale” rules), causing the recognition of income or gain without a corresponding receipt of cash, affecting the time as to when a purchase or sale of stock or securities is deemed to occur or altering the characterization of certain complex financial transactions. Each Fund will monitor its investment activities for any adverse effects that may result from these special tax rules.

A Fund may engage in investment or other activities the treatment of which may not be clear or may be subject to recharacterization by the IRS. In particular, the tax treatment of swaps and other derivatives and income from foreign currency transactions is unclear for purposes of determining a Fund’s status as a regulated investment company. If a final determination on the tax treatment of a Fund’s investment or other activities differs from the Fund’s original expectations, the final determination could adversely affect the Fund’s status as a regulated investment company or the timing or character of income

34

recognized by the Fund, requiring the Fund to purchase or sell assets, alter its portfolio or take other action in order to comply with the final determination.

If for any taxable year a Fund does not qualify as a regulated investment company after taking into account cure provisions for certain failures to so qualify (certain of which would result in the imposition of a tax on the Fund), all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as dividends to the extent of the Fund’s current and accumulated earnings and profits.  Such distributions will be eligible for the dividends-received deduction in the case of corporate shareholders and may be eligible for treatment as “qualified dividend income” in the case of non-corporate shareholders.

Excise Tax on Regulated Investment Companies

A 4% non-deductible excise tax is imposed on a regulated investment company to the extent that it fails to distribute in each calendar year an amount equal to 98% of its ordinary income for such calendar year, 98.2% of its capital gain net income for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a “taxable year election”)), and undistributed amounts from prior years.  The balance of such income must be distributed during the next calendar year.  For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

For purposes of the excise tax, a regulated investment company shall: (1) reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year and (2) exclude all ordinary gains and losses from the sale, exchange or other disposition of property after October 31 of any year (or after the end of its taxable year if it has made a taxable year election), including foreign currency gains and losses and ordinary gains and losses arising as a result of a PFIC mark-to-market election (or upon an actual disposition of the PFIC stock subject to such election) in determining the amount of ordinary taxable income for the current calendar year (and, instead, include such gains and losses in determining ordinary taxable income for the succeeding calendar year).

Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax.  However, investors should note that a Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

Fund Distributions

Each Fund anticipates distributing substantially all of its investment company taxable income for each taxable year. Such distributions will be treated as dividends for federal income tax purposes and may be taxable to non-corporate shareholders at long-term capital gain rates (a “qualified dividend”), provided that certain requirements, as discussed below, are met.  Dividends received by corporate shareholders and dividends that do not constitute qualified dividends are taxable as ordinary income.  The portion of dividends received from a Fund that may be taxable as qualified dividends generally will be determined on a look-through basis.  If the aggregate qualified dividends received by a Fund are less than 95% of the Fund’s gross income (as specially computed), the portion of dividends received from the Fund that may be taxable as qualified dividends will be reported by the Fund and generally cannot exceed the ratio that the qualified dividends received by the Fund bears to its gross income.  If the aggregate qualified dividends received by a Fund equal at least 95% of its gross income, then all of the dividends received from the Fund may be taxable as qualified dividends.

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No dividend will constitute a qualified dividend (1) if it has been paid with respect to any share of stock that a Fund has held for less than 61 days (91 days in the case of certain preferred stock) during the 121-day period (181-day period in the case of certain preferred stock) beginning on the date that is 60 days (90 days in the case of certain preferred stock) before the date on which such share becomes ex-dividend with respect to such dividend, excluding for this purpose, under the rules of Code section 246(c), any period during which the Fund has an option to sell, is under a contractual obligation to sell, has made and not closed a short sale of, is the grantor of a deep-in-the-money or otherwise nonqualified option to buy, or has otherwise diminished its risk of loss by holding other positions with respect to, such (or substantially identical) stock; (2) if the non-corporate shareholder fails to meet the holding period requirements set forth in (1) with respect to its shares in the Fund to which the dividend is attributable; or (3) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in property substantially similar or related to stock with respect to which an otherwise qualified dividend is paid.

Dividends received by a Fund from a foreign corporation will be qualified dividends if, in addition to meeting the foregoing requirements: (1) the stock with respect to which the dividend is paid is readily tradable on an established securities market in the U.S., (2) the foreign corporation is incorporated in a possession of the U.S., or (3) the foreign corporation is eligible for the benefits of a comprehensive income tax treaty with the U.S. that includes an exchange of information program (and that the Treasury Department determines to be satisfactory for these purposes).  Notwithstanding the above, dividends received from a foreign corporation that, for the taxable year of the corporation in which the dividend was paid, or the prior year, is a PFIC will not constitute qualified dividends.  Special rules apply for determining whether a distribution from a real estate investment trust (a “REIT”) constitutes a qualified dividend.

Distributions attributable to dividends received by a Fund from domestic corporations will qualify for the 70% dividends-received deduction (“DRD”) for corporate shareholders only to the extent discussed below.  Distributions attributable to: (i) interest; or (ii) distributions from REITs received by a Fund will not, and distributions attributable to dividends paid by a foreign corporation generally should not, qualify for the DRD.

Ordinary income dividends paid by a Fund with respect to a taxable year may qualify for the 70% DRD generally available to corporations (other than corporations such as S corporations, which are not eligible for the deduction because of their special characteristics, and other than for purposes of special taxes such as the accumulated earnings tax and the personal holding company tax) to the extent of the amount of dividends received by the Fund from domestic corporations for the taxable year.  No DRD will be allowed with respect to any dividend: (1) if it has been received with respect to any share of stock that a Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 90-day period (180-day period in the case of certain preferred stock) beginning on the date that is 45 days (90 days in the case of certain preferred stock) before the date on which such share becomes ex-dividend with respect to such dividend, excluding for this purpose under the rules of Code Section 246(c) any period during which the Fund has an option to sell, is under a contractual obligation to sell, has made and not closed a short sale of, is the grantor of a deep-in-the-money or otherwise nonqualified option to buy, or has otherwise diminished its risk of loss by holding other positions with respect to, such (or substantially identical) stock; (2) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property; or (3) to the extent the stock on which the dividend is paid is treated as debt-financed under the rules of Code Section 246A.  Moreover, the DRD for a corporate shareholder may be disallowed or reduced: (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of a Fund; or (2) by application of Code Section 246(b), which in general limits the DRD to 70% of the shareholder’s taxable income (determined without regard to the DRD and certain other items).

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Alternative minimum tax (“AMT”) is imposed in addition to, but only to the extent that it exceeds, the regular income tax and is computed at a maximum marginal rate of 28% for noncorporate taxpayers and 20% for corporate taxpayers on the excess of the taxpayer’s alternative minimum taxable income (“AMTI”) over an exemption amount.  For purposes of the corporate AMT, the corporate dividends-received deduction is not itself an item of tax preference that must be added back to taxable income or is otherwise disallowed in determining a corporation’s AMTI.  However, a corporate shareholder generally will be required to take the full amount of any dividend received from the Fund into account (without a dividends-received deduction) in determining its adjusted current earnings, which are used in computing an additional corporate preference item (i.e., 75% of the excess of a corporate taxpayer’s adjusted current earnings over its AMTI (determined without regard to this item and the AMT net operating loss deduction)) includable in AMTI.

Distributions by a Fund from net long-term capital gains are taxable to a shareholder as long-term capital gains regardless of the length of time the shares on which such distributions are paid have been held by the shareholder. However, shareholders should note that any loss realized upon the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of any distribution or deemed distribution of long-term capital gain to the shareholder with respect to such shares.

If a Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate.  If a Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will be required to report his pro rata share of such gain on his tax return as long-term capital gain, will receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.

Investment income that may be received by a Fund from sources within foreign countries may be subject to foreign taxes withheld at the source.  The United States has entered into tax treaties with many foreign countries that may entitle a Fund to a reduced rate of, or exemption from, taxes on such income.  It is impossible to determine the effective rate of foreign tax in advance since the amount of a Fund’s assets to be invested in various countries is not known.  If more than 50% of the value of a Fund’s total assets at the close of its taxable year consist of the stock or securities of foreign corporations, the Fund may elect to “pass through” to the Fund’s shareholders the amount of foreign taxes paid by the Fund.  If the Fund so elects, each shareholder would be required to include in gross income, even though not actually received, his pro rata share of the foreign taxes paid by the Fund, but would be treated as having paid his pro rata share of such foreign taxes and would therefore be allowed to either deduct such amount in computing taxable income or use such amount (subject to various Code limitations) as a foreign tax credit against federal income tax (but not both).  For purposes of the foreign tax credit limitation rules of the Code, each shareholder would treat as foreign source income his pro rata share of such foreign taxes plus the portion of dividends received from a Fund representing income derived from foreign sources.  No deduction for foreign taxes could be claimed by an individual shareholder who does not itemize deductions.  Each shareholder should consult his own tax adviser regarding the potential application of foreign tax credits.

Distributions by a Fund that do not constitute ordinary income dividends, qualified dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.

Distributions by a Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund.  Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.  In addition, if the net

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asset value at the time a shareholder purchases shares of a Fund reflects undistributed net investment income or recognized capital gain net income or unrealized appreciation in the value of the assets of the Fund, distributions of such amounts will be taxable to the shareholder in the manner described above, although such distributions economically constitute a return of capital to the shareholder.

Ordinarily, shareholders are required to take distributions by a Fund into account in the year in which the distributions are made.  However, dividends declared in October, November, or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and paid by a Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year.  Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.

Backup Withholding

Each Fund will be required in certain cases to withhold and remit to the Internal Revenue Service backup withholding taxes at the applicable rate on ordinary income dividends, qualified dividends and capital gain dividends and the proceeds of redemption of shares paid to any shareholder: (1) who failed to provide to the Fund a correct taxpayer identification number; (2) who is subject to backup withholding for failure to report properly the receipt of interest or dividend income; or (3) who has failed to certify to the Fund that it is not subject to backup withholding or that it is a corporation or other “exempt recipient.”

Redemption of Shares

A shareholder will recognize gain or loss on the redemption of shares of a Fund (including an exchange of shares of the Fund for shares of another Fund) in an amount equal to the difference between the proceeds of the redemption and the shareholder’s adjusted tax basis in the shares redeemed.  All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the Fund (including an exchange of shares of another Fund for shares of the Fund) within 30 days before or after the redemption.  In general, any gain or loss arising from (or treated as arising from) the redemption of shares of a Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year.  Any capital loss arising from the redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received (or deemed received) on such shares.  For this purpose, the special holding period rules of Code section 246(c) (discussed above in connection with the dividends-received deduction for corporations) generally will apply in determining the holding period of shares.  Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a non-corporate taxpayer, $3,000 of ordinary income.

Taxation of Certain Mortgage REITs

Each Fund may invest in REITs that hold residual interests in real estate mortgage investment conduits (“REMICs”).  Under Treasury Regulations released in July 2008, the portion of a Fund’s income from a REIT that is attributable to the REIT’s residual interest in a REMIC (referred to in the Code as an “excess inclusion”) will be allocated to shareholders of the Fund in proportion to the dividends received by them with the same consequences as if the shareholders held their proportionate share of the REMIC residual interest directly.  In general, excess inclusion income allocated to shareholders: (1) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions); and (2) will constitute unrelated business taxable income to entities that are subject to tax on unrelated business income (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan, or other tax-exempt entity), thereby potentially requiring such entity to file a federal income tax return and remit tax on its excess inclusion income.  In addition, if at any time during any taxable year a “disqualified organization” (as defined in the Code) is a record holder of a share in a Fund, then the Fund will be subject to tax, at the

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highest federal income tax rate imposed on corporations, on that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization.

Tax on Net Investment Income

Section 1411 of the Code generally imposes a 3.8% Medicare contribution tax on certain high-income individuals, trusts and estates. For individuals, the 3.8% tax applies to the lesser of (1) the amount (if any) by which the taxpayer’s modified adjusted gross income exceeds certain threshold amounts or (2) the taxpayer’s “net investment income.” For this purpose, “net investment income” generally includes, among other things, (i) distributions paid by a Fund of net investment income and capital gains (other than exempt-interest dividends) as described above, and (ii) any net gain recognized on the sale, redemption, exchange or other taxable disposition of Fund shares.

Foreign Shareholders

Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, or foreign corporation (“foreign shareholder”), depends on whether the income from a Fund is “effectively connected” with a U.S. trade or business carried on by such shareholder.

If the income from a Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income dividends (including dividends that would otherwise be treated as qualified dividends to an applicable non-foreign shareholder) paid to such foreign shareholder will be subject to U.S. withholding tax at the rate of 30% (or lower applicable treaty rate) upon the gross amount of the dividend.  Such foreign shareholder generally would be exempt from U.S. federal income tax on gains realized on the sale of shares of the Fund, capital gain dividends, and amounts retained by the Fund that are designated as undistributed capital gains.

This withholding would not apply to amounts properly designated by a Fund as an “interest-related dividend” or a “short-term capital gain dividend” paid with respect to taxable years beginning before 2014. The aggregate amount treated as an interest-related dividend for a year is limited to a Fund’s qualified net interest income for the year, which is the excess of the Fund’s qualified interest income (generally, its U.S.-source interest income) over the deductions properly allocable to such income. The aggregate amount treated as a “short-term capital gain dividend” is generally limited to the excess of a Fund’s net short-term capital gain over its net long-term capital loss. There can be no assurance that these rules, that have expired, will be extended.

If the income from a Fund is (or is treated as) effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, qualified dividends, capital gain dividends, and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.  Under certain circumstances, certain distributions from a Fund or gains from the sale or redemption of shares of the Fund may be treated as effectively connected with a U.S. trade or business carried on by a foreign shareholder under the Foreign Investment in Real Property Tax Act of 1980 (“FIRPTA”).  In addition, FIRPTA may in certain circumstances require a 10% withholding tax on distributions and the proceeds of sales or redemptions.  The withholding tax, which may be greater or less than the foreign shareholder’s final U.S. tax obligation, may be claimed as a credit on the foreign shareholder’s timely-filed U.S. income tax return.

In the case of foreign shareholders other than corporations, a Fund may be required to withhold backup withholding taxes at the applicable rate on distributions and the proceeds of redemptions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper certification of their foreign status.

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Payments after June 30, 2014 of dividends on, and payments after 2018 of gross proceeds from the redemption of, shares of a Fund made to “foreign financial institutions” and certain other foreign entities will be subject to U.S. withholding tax at a rate of 30% unless various certification, information reporting, due diligence and other applicable requirements are satisfied. Payments to a foreign financial institution generally will be subject to withholding unless, among other things, it enters into an agreement with the U.S. Treasury to obtain information with respect to and report on accounts held by certain U.S. persons or U.S. owned foreign entities, and to withhold on payments made to certain account holders. Payments to a foreign entity that is not a foreign financial institution generally will be subject to withholding if such entity or another non-financial foreign entity is the beneficial owner of the payment unless, among other things, the beneficial owner or payee either certifies that the beneficial owner of the payment does not have any “substantial United States owners” or provides certain identifying information with respect to each of its substantial United States owners. Payments that are taken into account as effectively connected income are not subject to these withholding rules. Foreign shareholders should consult their own tax advisors as to the applicability and consequences of this new legislation to them.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein.  Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign taxes.

Effect of Future Legislation; Local Tax Considerations

The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the Treasury Regulations issued thereunder as in effect on the date of this SAI.  Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect.

Rules of state and local taxation of ordinary income dividends, qualified dividends and capital gain dividends from regulated investment companies may differ from the rules for U.S. federal income taxation described above.  Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in the Fund.

GENERAL INFORMATION

Description of Shares of the Funds

Each share of beneficial interest has one vote and shares equally in dividends and distributions when and if declared by a Fund and in the Fund’s net assets upon liquidation.  All shares, when issued, are fully paid and nonassessable.  There are no preemptive, conversion, or exchange rights.  Fund shares do not have cumulative voting rights and, as such, holders of at least 50% of the shares voting for Trustees can elect all Trustees and the remaining shareholders would not be able to elect any Trustees.  The Board may classify or reclassify any unissued shares of the Trust into shares of any series by setting or changing in any one or more respects, from time to time, prior to the issuance of such shares, the preference, conversion, or other rights, voting powers, restrictions, limitations as to dividends, or qualifications of such shares.  Any such classification or reclassification will comply with the provisions of the 1940 Act.  Shareholders of each series as created will vote as a series to change, among other things, a fundamental policy of the Fund and to approve the investment advisory agreement. With respect to each class of shares created and offered, each share of a Fund will represent an equal pro rata interest in the Fund and will have identical terms and conditions, except that for certain matters, including, for example, shareholders of each class will have exclusive voting rights regarding any matter submitted to shareholders that relates solely to such class (such

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as a 12b-1 plan or related service arrangements relating to such class), and will have separate voting rights on any matter submitted to shareholders in which the interests of that class differ from the interests of any other class.

The Trust is not required to hold annual meetings of shareholders but will hold special meetings of shareholders when, in the judgment of the Board, it is necessary or desirable to submit matters for a shareholder vote.  Shareholders have, under certain circumstances, the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees.  Shareholders also have, in certain circumstances, the right to remove one or more Trustees without a meeting.

REPORTS

Shareholders receive reports at least semi-annually showing the Funds’ holdings and other information.  In addition, shareholders receive annual financial statements that have been audited by the Funds’ independent registered public accounting firm.  Shareholders receive quarterly Fund performance updates and reviews.

FINANCIAL STATEMENTS

The audited financial statements of the Domestic, Global and International Funds, including the Financial Highlights for these Funds, for the year ended June 30, 2016, appearing in the Annual Report to Shareholders and the report thereon of Ernst & Young LLP, independent registered public accounting firm, appearing therein, are incorporated by reference in this SAI.

PROXY VOTING SUMMARY

The Trust has delegated to EII the responsibility for voting proxies of issuers of securities held in each Fund’s portfolio.  EII has adopted the proxy voting policies and procedures of its parent, EII Capital Management, Inc.  These policies and procedures are attached in the Appendix to this SAI.  The proxy voting policies and procedures of EII Capital Management, Inc. are designed to meet all applicable fiduciary standards and to protect the rights and enhance the economic welfare of those to whom we owe a fiduciary duty.

EII Capital Management, Inc.’s Proxy Committee, consisting of portfolio managers, analysts, marketing, client services and compliance personnel, is responsible for establishing and maintaining the policies and procedures.  The Committee reviews these policies and procedures periodically and will make such changes, as it believes are necessary.  Absent specific client instructions, the Adviser defers to the guidelines and voting recommendations of Institutional Shareholder Services Inc. (“ISS”). The Adviser has retained ISS, a third-party proxy voting service, to provide extensive research on individual proxy issues. ISS also publishes research reports that are reviewed by our analysts, as well as retains records of all ballots voted on client behalf.

The Adviser reviews all proxies for which it has voting responsibility, and votes all proxies according to the written guidelines, taking into account ISS’ “Public Fund Proxy Voting Guidelines” and any recommendations provided by the investment team. The guidelines address such areas as elections of directors and auditors, executive compensation & compensation plan proposals, capital structure, takeover defenses, mergers and acquisitions, shareholder proposals, shareholder rights and corporate responsibility and accountability.

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The guidelines are intended to generally cover both U.S. and International proxy voting, although due to country differences and requirements, International proxy voting may differ depending on individual facts and circumstances.  Some ballots require a case-by-case analysis prior to voting and, in those situations, input from our investment team will normally be solicited.  Even when the guidelines specify how the Adviser normally votes on particular issues, the Adviser may change the vote if it is reasonably determined to be in the clients’ best interest.

To ensure that voting responsibilities are met, the Adviser reconciles client proxies received from the custodian with client holdings from the Adviser’s portfolio system.  The procedures are also intended to ensure that proxies are voted consistent with voting guidelines, that conflicts of interest are mitigated and all votes are recorded and justified.  Any variance from stated policy is carefully noted, including the rationale for the variance.

The Trust, in accordance with SEC rules, annually will disclose on Form N-PX its proxy voting record. Information regarding how the Trust voted proxies relating to portfolio securities held by the Funds during the most recent 12-month period ended June 30 will become available, without charge, upon request, by calling toll-free 1-888-323-8912 and on the SEC’s website at http://www.sec.gov in August of the same year.

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APPENDIX

E.I.I. REALTY SECURITIES TRUST

Proxy Voting Policies and Procedures

E.I.I. Realty Securities Trust (the “Trust”) has adopted these Proxy Voting Policies and Procedures (“Policies”) to:

•	ensure that proxies are voted in the best interests of shareholders of the Fund with a view toward maximizing the value of their investments;

•	address any conflicts that may arise between shareholders on the one hand; and “affiliated persons” of the Fund or of EII Realty Securities, Inc. (“EII”) (all referred to as “Affiliated Persons”) on the other;

•	provide for oversight of proxy voting by the Board of Trustees of the Trust, and

•	provide for the disclosure of the Fund’s proxy voting record and these Policies.

I.	Delegation to EII

The Trust hereby delegates the responsibility for voting proxies on behalf of the Fund with respect to all equity securities held by the Fund to EII in accordance with these Policies, subject to oversight by the Trustees.

The Trustees have reviewed EII’s Proxy Voting Summary and Guidelines (the “Procedures”) and have determined that they are reasonably designed to ensure that EII will vote all proxies in the best interests of the shareholders, untainted by conflicts of interests.  The Procedures (attached as Exhibit A), are adopted as part of these Policies.  The Board of Trustees must approve any material change in the Procedures before they become effective with respect to the Fund.

II.	Disclosure

A.	Voting Records

In accordance with Rule 30b1-4 under the Investment Company Act of 1940, as amended, the Trusts shall file annually with the Securities and Exchange Commission (the “SEC”) on Form N-PX (or such other form as the SEC may designate) the Fund’s proxy voting record for the most recent twelve–month period ended June 30 (the “Voting Record”).  The Fund’s Voting Record shall be available upon request within three (3) business days after filing the Voting Record with the SEC.

The Voting Record shall consist of, for each proposal on which the Fund was entitled to vote with respect to a security held by the Fund (for the designated time period of the Voting Record):

•	the name of the issuer of the portfolio security

•	the exchange ticker symbol of the portfolio security

•	the CUSIP number for the portfolio security
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•	the shareholder meeting date

•	a brief identification of the matter voted upon

•	whether the matter was proposed by the issuer or by a security holder

•	whether the fund cast a vote and, if so, how the vote was cast

•	whether the vote cast was for or against management of the issuer

B.	Disclosure of the Policies and How to Obtain Information

1.       Description of the policies.  The Fund’s statement of additional information (“SAI”) shall describe these Policies, including the Procedures.

2.       How to obtain a copy of the Policies.  The Funds shall disclose in all shareholder reports that a description of these Policies is available

•	without charge, upon request, by calling a toll-free number; and

•	at the SEC’s website, www.sec.gov.

3.       How to obtain a copy of proxy votes.  The Fund shall disclose in all shareholder reports and the SAI that information regarding how the Fund voted proxies relating to portfolio securities is available:

•	without charge, upon request, by calling a toll-free number; and

•	at the SEC’s website, www.sec.gov.

The Fund must send the information disclosed in their most recently filed report on Form N-PX within three (3) business days of receipt of a request for this information, by first-class mail or other means designed to ensure equally prompt delivery.

III.	Review by Trustees

EII shall report to the Trustees, at least annually, the Voting Record of the Fund in a form as the Trustees may request.  This report shall:

•	describe any conflicts of interests that were identified in connection with the voting of securities under the Procedures and how they were addressed; and

•	summarize all votes that were made other than in accordance with the Procedures.

The Trustees will review these Policies and the Procedures at the same meeting, and determine whether any amendments to these Policies or the Procedures would be appropriate.

Adopted:  August 25, 2003

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EII Capital Management, Inc.

Proxy Voting Summary

In accordance with Rule 206(4)-6 under the Advisers Act and with its fiduciary duties, EII Capital Management, Inc. (herein “EII”) takes seriously the responsibility of voting proxies on behalf of our clients. EII’s policies and procedures are reasonably designed to ensure that EII votes proxies in the best interest of clients.

The Proxy Committee, consisting of portfolio managers, analysts, marketing, client services and compliance personnel, is responsible for establishing, reviewing and maintaining EII’s policies and procedures. Absent specific client instructions, EII defers to the guidelines and voting recommendations of Institutional Shareholder Services Inc. (“ISS”), a third-party proxy voting service, to provide extensive research on individual proxy issues and publishes this information in reports that are reviewed by our analysts.

Where EII has an obligation to vote proxies, EII will vote according to the attached written guidelines, taking into account ISS’ “Public Fund Proxy Voting Guidelines” and any recommendations provided by EII’s Investment Team. Our guidelines address such areas as elections of directors and auditors, executive compensation & compensation plan proposals, capital structure, takeover defenses, mergers and acquisitions, shareholder proposals, shareholder rights and corporate responsibility and accountability.

EII’s guidelines are intended to generally cover both U.S. and International proxy voting, although due to country differences and requirements, International proxy voting may differ depending on individual facts and circumstances. Some ballots require a case-by-case analysis prior to voting and, in those situations, input from our Investment Team will normally be solicited. EII’s Proxy Committee may vote outside of the stated guidelines on particular issues, if it has been determined to be in clients’ best interest.

To ensure that voting responsibilities are met, EII reconciles client proxies received from the custodian with client holdings from EII’s portfolio system.  EII’s procedures are also intended to ensure that proxies are voted consistent with voting guidelines, that conflicts of interest are mitigated and all ballots are recorded and justified.  Any variance from stated policy is carefully noted, including the rationale for the variance.

As discussed in our Form ADV Part 2, clients may contact Lynn Marinaccio and request a copy of these policies and procedures, as well as a record of ballots voted on clients’ behalf.

EII CAPITAL MANAGEMENT, INC.

Proxy Voting Summary

The SEC has indicated that a discretionary investment manager is required to exercise voting authority with respect to client securities, even if the investment advisory agreement is silent on this point, unless the client has specifically retained voting authority. EII will vote proxies in accordance with client instructions. In the absence of specific voting guidelines from the client or material conflicts, EII will vote proxies in what it judges are the best interests of its client/shareholders.

Reference should be made to ISS “Public Fund Proxy Voting Guidelines” for additional recommendations on voting client policies. For other proposals not addressed in the following guidelines, the Proxy Committee shall determine whether a proposal is in the best interests of its clients. Decisions are made exclusively in accordance with the economic interests of the account.

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Proxy Voting Guidelines

I. DIRECTOR ELECTIONS

A. Voting on Director Nominees in Uncontested Elections

Votes concerning the entire board of directors and members of key board committees are examined using the following factors:

•	Board Independence: Without independence from management, the board and/or its committees may be unwilling or unable to effectively set company strategy and scrutinize performance or executive compensation.
•	Board Competence: Companies should seek a diverse board of directors who can add value to the board through specific skills or expertise and who can devote sufficient time and commitment to serve effectively. While directors should not be constrained by arbitrary limits such as age or term limits, directors who are unable to attend board and committee meetings and/or who are overextended (i.e. serving on too many boards) raise concern on the director’s ability to effectively serve in shareholders’ best interests.
•	Board Accountability: Practices that promote accountability include: transparency into a company’s governance practices, annual board elections, and providing shareholders the ability to remove problematic directors and to vote on takeover defenses or other charter/bylaw amendments. These practices help reduce the opportunity for management entrenchment.
•	Board Responsiveness: Directors should be responsive to shareholders, particularly in regard to shareholder proposals that receive a majority vote or management proposals that receive low shareholder support, and to tender offers where a majority of shares are tendered. Boards should also be sufficiently responsive to high withhold/against votes on directors. Furthermore, shareholders should expect directors to devote sufficient time and resources to oversight of the company.

Public Fund Advisory Services Recommendation: Votes on individual director nominees are always made on a case-by-case basis. Specific director nominee withhold/against votes can be triggered by one or more of the following factors:

Board Independence

•	Lack of a board that is at least majority independent;
•	Lack of independence on key board committees (i.e. audit, compensation, and nominating committees); or
•	Failure to establish any key board committees (i.e. audit, compensation, or nominating).

Board Competence

•	Attendance of director nominees at board and committee meetings of less than 75 percent in one year without valid reason or explanation; or
•	Directors serving on an excessive number of other boards which could compromise their primary duties of care and loyalty.

Board Accountability

Vote against or withhold from the entire board of directors, (except new nominees, who should be considered on a case-by-case basis) if the following are present:

•	Problematic Takeover Defenses;
•	Governance Failures;
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•	Problematic Compensation Practices/Pay-for-Performance Misalignment; or
•	Problematic Audit-Related Practices

Board Responsiveness

Vote against or withhold from individual directors, committee members, or the entire board of directors as appropriate if:

•	At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the underlying issue(s) that caused the high withhold/against votes;
•	The board failed to act on takeover offers where the majority of the shareholders tendered their shares;
•	The board failed to act on a shareholder proposal that received approval by a majority of the shares cast the previous year; or
•	The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the majority of votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency.

Vote case-by-case on the entire board if:

The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received a plurality, but not a majority, of the votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency, taking into account:

•	The board's rationale for selecting a frequency that is different from the frequency that received a plurality;
•	The company's ownership structure and vote results;
•	Whether there are compensation concerns or a history of problematic compensation practices; and
•	The previous year's support level on the company's say-on-pay proposal.

B. Voting for Director Nominees in Contested Elections

Public Fund Advisory Services Recommendation: Votes in a contested election of directors are evaluated on a case-by-case basis with the following seven factors in consideration:

•	Long-term financial performance of the target company relative to its industry;
•	Management’s track record;
•	Background to the proxy contest;
•	Qualifications of director nominees (both slates);
•	Strategic plan of dissident slate and quality of critique against management;
•	Likelihood that the proposed goals and objectives can be achieved (both slates);
•	Stock ownership positions.

Independent Directors

Board independence from management is of vital importance to a company and its shareholders. Accordingly, Public Fund Advisory Services believes votes should be cast in a manner that will encourage the independence of boards. Independence will be evaluated based upon a number of factors, including: employment by the company or an affiliate in an executive capacity; past or current employment by a firm that is one of the company’s paid advisors or consultants; a personal services contract with the company; family relationships of an executive or director of the company; interlocks

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with other companies on which the company’s chairman or chief executive officer is also a board member; and service with a non-profit organization that receives significant contributions from the company.

Public Fund Advisory Services Recommendation:

•	Generally vote against or withhold votes from non-independent director nominees (insiders and affiliated outsiders) where the entire board is not at least majority independent.
•	Generally vote against or withhold votes from non-independent director nominees (insiders and affiliated outsiders) when the nominating, compensation and audit committees are not fully independent.
•	Generally consider independent board members who have been on the board continually for a period longer than 10 years as affiliated outsiders.
•	Vote for shareholder proposals requesting that all key board committees (i.e. audit, compensation and/or nominating) include independent directors exclusively.
•	Vote for shareholder proposals requesting that the board be comprised of a majority of independent directors.

Non-Independent Chairman

Two major components at the top of every public company are the running of the board and the executive responsibility for the running of the company’s business. Public Fund Advisory Services strongly believes that the potential for conflicts of interest in the board’s supervisory and oversight duties trumps any possible corollary benefits that could ensue from a dual CEO/chairman scenario. Instead of having an ingrained quid pro quo situation whereby a company has a single leader overseeing both management and the boardroom, Public Fund fiduciaries believe that it is the board’s implicit duty to assume an impartial and objective role in overseeing the executive team’s overall performance.

Public Fund Advisory Services Recommendation:

•	Generally support shareholder proposals calling for the separation of the CEO and chairman positions.
•	Generally support shareholder proposals calling for a non-executive director to serve as chairman who is not a former CEO or senior-level executive of the company.

Excessive Directorships

In view of the increased demands placed on corporate board members, Public Fund fiduciaries believe that directors who are overextended may be impairing their ability to serve as effective representatives of shareholders. Public Fund Advisory Services will vote against or withhold from directors serving on an excessive number of other boards, which could compromise their primary duties of care and loyalty.

Public Fund Advisory Services Recommendation: Generally vote against or withhold votes from directors serving on an excessive number of boards. As a general rule, vote against or withhold from director nominees who are:

•	CEOs of publicly-traded companies who serve on more than two public boards besides their own; or
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•	Non-CEO directors who serve on more than five public company boards.

Director Performance Evaluation

When evaluating whether to vote against or withhold votes from director nominees, Public Fund Advisory Services will evaluate underperforming companies that exhibit sustained poor performance as measured by total returns to shareholders over a one- and three-year period.

Public Fund Advisory Services views deficient oversight mechanisms and the lack of board accountability to shareholders especially in the context of sustained poor performance, as problematic. It will also evaluate board accountability and oversight at companies that demonstrate sustained underperformance.

Public Fund Advisory Services Recommendation: Vote against or withhold votes from all director nominees if the board lacks accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one- and three-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only). Sustained poor performance for companies outside the Russell 3000 universe is defined as underperforming peers or index on the basis of both one-year and three-year total shareholder returns.

Director Diversity

Public Fund fiduciaries generally believe that increasing diversity in the boardroom to better reflect a company’s workforce, customers, and community enhances shareholder value.

Public Fund Advisory Services Recommendation:

•	Support proposals asking the board to make greater efforts to search for qualified female and minority candidates for nomination to the board of directors.
•	Support endorsement of a policy of board inclusiveness.
•	Support reporting to shareholders on a company’s efforts to increase diversity on their boards.

C. Stock Ownership Requirements

Public Fund Advisory Services Recommendation: Generally support shareholder proposals requiring directors to own a minimum amount of company stock, provided these requests afford a carve-out for directors who do not have the financial means to purchase company stock or a grace period within which to own a reasonable amount of stock.

D. Classified Boards ~ Annual Elections

Public Fund Advisory Services Recommendation:

•	Vote against management or shareholder proposals seeking to classify the board when the issue comes up for vote.
•	Vote for management or shareholder proposals to repeal a company’s classified board structure.
•	If the company has a classified board and a continuing director is responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote, in addition to potential future withhold/against votes on that director, Public Fund Advisory Services may vote against or withhold votes from any or all of the nominees up for election, with the exception of new nominees.
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E. Board and Committee Size

Public Fund Advisory Services Recommendation:

•	Vote against management or shareholder proposals seeking to classify the board when the issue comes up for vote.
•	Vote for management or shareholder proposals to repeal a company’s classified board structure.
•	If the company has a classified board and a continuing director is responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote, in addition to potential future withhold/against votes on that director, Public Fund Advisory Services may vote against or withhold votes from any or all of the nominees up for election, with the exception of new nominees.

F. Limit Term of Office

Public Fund Advisory Services Recommendation: Generally vote against shareholder proposals to limit the tenure of outside directors

G. Cumulative Voting

Public Fund Advisory Services Recommendation:

•	Generally vote against proposals to eliminate cumulative voting;
•	Generally vote for proposals to restore or provide for cumulative voting unless:
o	The company has proxy access thereby allowing shareholders to nominate directors to the company’s ballot; and
o	The company has adopted a majority vote standard, with a carve-out for plurality voting in situations where there are more nominees than seats, and a director resignation policy to address failed elections.
•	Vote for proposals for cumulative voting at controlled companies (where insider voting power exceeds 50%).

H. Failure to Act on Shareholder Proposals Receiving Majority Support

Public Fund Advisory Services Recommendation: Generally vote against or withhold from all director nominees at a company that has ignored a shareholder proposal that was approved by a majority of the votes cast at the last annual meeting.

I. Shareholder Rights Plan (i.e. Poison Pills)

Institutional investors view shareholder rights plans, or poison pills, as among the most onerous of takeover defenses that may serve to entrench management and have a detrimental impact on their long-term share value. While recognizing that boards have a fiduciary duty to use all available means to protect shareholders’ interests boards should seek shareholder ratification of a poison pill (or an amendment thereof) within a reasonable period, to ensure that the features of the poison pill support the interests of shareholders and do not merely serve as a management entrenchment device. In applying this principle to voting in uncontested director elections, Public Fund Advisory Services considers the term of the pill an important factor, as shorter term pills are generally less onerous as a takeover defense

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when compared to longer term pills, and may in some cases provide the board with a valuable tool to maximize shareholder value in the event of an opportunistic offer.

Public Fund Advisory Services also believes that special consideration must be given to the combination of a poison pill and a classified board.

Public Fund Advisory Services Recommendation:

•	Vote against or withhold votes from all nominees of the board of directors (except new nominees, who should be considered on a case-by-case basis) at a company that has a dead-hand or modified dead-hand poison pill in place. Vote against or withhold every year until this feature is removed;
•	Vote against or withhold votes from all nominees of the board of directors (except new nominees, who should be considered on a case-by-case basis) if the board has adopted a poison pill with a term of more than 12 months (“long-term pill”) or renewed any existing pill, including any “short-term” pill (12 months or less) without shareholder approval, and there is no requirement or commitment to put the pill to a binding shareholder vote. Review such companies with classified boards every year, and such companies with annually-elected boards at least once every three years, and vote against or withhold votes from all nominees if the company still maintains a non-shareholder-approved poison pill.
•	Vote against or withhold votes from all nominees of the board of directors (except new nominees, who should be considered on a case-by-case basis) if the board makes a material, adverse change to an existing poison pill without shareholder approval.
•	Vote case-by-case on all nominees if the board adopts a poison pill with a term of 12 months or less (“short-term pill”) without shareholder approval, taking into account the following factors:
o	The date of the pill‘s adoption relative to the date of the next meeting of shareholders- i.e. whether the company had time to put the pill on ballot for shareholder ratification given the circumstances;
o	The issuer‘s rationale;
o	The issuer's governance structure and practices; and
o	The issuer's track record of accountability to shareholders.

J. Shareholder Access to the Proxy

Public Fund Advisory Services is generally supportive of reasonably crafted shareholder proposals advocating for the ability of long-term shareholders to cost-effectively nominate director candidates that represent their interests on management’s proxy card. Shareholder proposals that have the potential to result in abuse of the proxy access right by way of facilitating hostile takeovers will generally not be supported.

Public Fund Advisory Services Recommendation: Generally vote for management and shareholder proposals for proxy access with the following provisions:

•	Ownership threshold: maximum requirement not more than three percent (3%) of the voting power;
•	Ownership duration: maximum requirement not longer than three (3) years of continuous ownership for each member of the nominating group;
•	Aggregation: minimal or no limits on the number of shareholders permitted to form a nominating group;
•	Cap: cap on nominees of generally twenty-five percent (25%) of the board.
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Review for reasonableness any other restrictions on the right of proxy access.

Generally vote against proposals that are more restrictive than these guidelines.

K. Majority Threshold Voting Requirement for Director Elections

Public Fund Advisory Services Recommendation:

•	Generally support reasonably crafted shareholders proposals calling for directors to be elected with an affirmative majority of votes cast and/or the elimination of the plurality standard for electing directors (including binding resolutions requesting that the board amend the company’s bylaws), provided the proposal includes a carve-out for a plurality voting standard when there are more director nominees than board seats (e.g. in contested elections).
•	Public Fund Advisory Services may vote against or withhold votes from members of the board at companies without the carve-out for plurality voting in contested elections, as the use of a majority vote standard can act as an anti-takeover defense in contested elections. This clearly contradicts the expressed will of shareholders.
•	In addition to supporting proposals seeking a majority vote standard in director elections, Public Fund Advisory Services also supports a post-election “director resignation policy” that addresses the situation of holdover directors to accommodate both shareholder proposals and the need for stability and continuity of the board.

L. CEO Succession Planning

Public Fund Advisory Services Recommendation: Vote for proposals seeking disclosure on a CEO succession planning policy.

M. Establish an Office of the Board

Public Fund Advisory Services Recommendation: Generally vote for shareholders proposals requesting that the board establish an Office of the Board of Directors in order to facilitate direct communication between shareholders and non-management directors, unless the company has effectively demonstrated via public disclosure that it already has an established structure in place.

N. Director and Officer Liability Protection

Public Fund Advisory Services may support these proposals when the company persuasively argues that such action is necessary to attract and retain directors, but will likely oppose management proposals and support shareholder proposals in order to promote greater accountability.

Public Fund Advisory Services Recommendation: Vote against proposals to limit or eliminate entirely director and officer liability in regards to: (i) breach of the director’s fiduciary “duty of loyalty” to shareholders; (ii) acts or omissions not made in “good faith” or involving intentional misconduct or knowledge of violations under the law; (iii) acts involving the unlawful purchases or redemptions of stock; (iv) payment of unlawful dividends; or (v) use of the position as director for receipt of improper personal benefits.

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O. Director and Officer Indemnification

Public Fund fiduciaries may support these proposals when the company persuasively argues that such action is necessary to attract and retain directors, but should generally oppose indemnification when it is being proposed to insulate directors from actions that have already occurred.

Public Fund Advisory Services Recommendation:

•	Vote against indemnification proposals that would expand individual coverage beyond ordinary legal expenses to also cover specific acts of negligence that are more serious violations of fiduciary obligation than mere carelessness.
•	Vote against proposals that would expand the scope of indemnification to provide for mandatory indemnification of company officials in connection with acts that previously the company was permitted to provide indemnification for at the discretion of the company's board (i.e., "permissive indemnification") but that previously the company was not required to indemnify.
•	Vote for only those proposals which provide expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he/she reasonably believed was in the best interests of the company; and (2) only if the director’s legal expenses would be covered.

II. COMPENSATION

Evaluation of Executive Pay

Public Fund Advisory Services believes that executive pay programs should be fair, competitive, reasonable, and appropriate, and that pay for performance should be a central tenet in executive compensation philosophy. When evaluating executive and director pay programs and practices, Public Fund Advisory Services looks for the following best practice considerations in the design and administration of executive compensation programs:

•	Appropriate pay-for-performance alignment with emphasis on long-term shareholder value;
•	Avoiding arrangements that risk “pay for failure”;
•	Independent and effective compensation committee;
•	Clear, comprehensive compensation disclosures; and
•	Avoiding inappropriate pay to non-executive directors

A. Advisory Votes on Executive Compensation – Management Say-on-Pay Proposals

Public Fund Advisory Services Recommendation:

•	Evaluate executive pay and practices, as well as certain aspects of outside director compensation on a case-by-case basis.
•	Vote against management say on pay (MSOP) proposals if:
o	There is a misalignment between CEO pay and company performance (pay for performance);
o	The company maintains problematic pay practices;
o	The board exhibits poor communication and responsiveness to shareholders; or
o	The board has failed to demonstrate good stewardship of investors’ interests regarding executive compensation practices.
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•	Vote against or withhold from the members of the Compensation Committee and potentially the full board if:
o	There is no MSOP on the ballot, and an against vote on an MSOP is warranted due to pay for performance misalignment, problematic pay practices, or the lack of adequate responsiveness on compensation issues raised previously, or a combination thereof;
o	The board fails to respond adequately to a previous MSOP proposal that received low levels of shareholder support;
o	The company has practiced or approved problematic pay practices, including option repricing or option backdating; or
o	The situation is egregious.

•	Vote against an equity plan on the ballot if:
o	A pay for performance misalignment exists, and a significant portion of the CEO’s misaligned pay is attributed to non-performance-based equity awards, taking into consideration:
o	Magnitude of pay misalignment;
o	Contribution of non-performance-based equity grants to overall pay; and
o	The proportion of equity awards granted in the last three fiscal years concentrated at the named executive officer (NEO) level.

B. Advisory Votes on Executive Compensation – Management Say-on-Pay Proposals

Public Fund Advisory Services Recommendation: Vote for annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies' executive pay programs.

C. Advisory Vote on Golden Parachutes in an Acquisition, Merger, Consolidation, or Proposed Sale

Public Fund Advisory Services Recommendation: Vote case-by-case on proposals to approve the company's golden parachute compensation, consistent with Public Fund Advisory Services' policies on problematic pay practices related to severance packages. Features that may lead to a vote against include:

•	Agreements that include excise tax gross-up provisions;
•	Single- or modified-single-trigger cash severance;
•	Single trigger acceleration of unvested equity, including acceleration of performance-based equity despite the failure to achieve performance measures;
•	Single-trigger vesting of equity based on a definition of change in control that requires only shareholder approval of the transaction (rather than consummation);
•	Potentially excessive severance payments;
•	Recent amendments or actions that may make packages so attractive as to influence merger agreements that may not be in the best interests of shareholders; and
•	The company's assertion that a proposed transaction is conditioned on shareholder approval of the golden parachute advisory vote. Such a construction is problematic from a corporate governance perspective.

In cases where the golden parachute vote is incorporated into a company's separate advisory vote on compensation ("management "say on pay"), Public Fund Advisory Services will evaluate the say on pay proposal in accordance with these guidelines, which may give higher weight to that component of the overall evaluation.

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D. Equity Pay Plans

Public Fund Advisory Services Recommendation: In general, Public Fund Advisory Services evaluates executive and director compensation plans on a case-by-case basis. When evaluating equity-based compensation items on ballot, the following elements will be considered:

•	Dilution: Vote against plans in which the potential voting power dilution (VPD) of all shares outstanding exceeds fifteen percent.
•	Full Market Value: Awards must be granted at 100 percent of fair market value on the date of grant. However, in instances when a plan is open to broad-based employee participation and excludes the five most highly compensated employees, Public Fund Advisory Services accepts a 15 percent discount.
•	Burn Rate: Vote against plans where the company’s three year burn rate exceeds the greater of: (1) the mean (μ) plus one standard deviation (σ) of the company's GICS group segmented by Russell 3000 index and non-Russell 3000 index; and (2) two percent of weighted common shares outstanding.
•	Liberal Definition of Change-in-Control: Vote against equity plans if the plan provides for the accelerated vesting of equity awards even though an actual change in control may not occur. Examples of such a definition could include, but are not limited to, announcement or commencement of a tender offer, provisions for acceleration upon a “potential” takeover, shareholder approval of a merger or other transactions, or similar language.
•	Problematic Pay Practices: Vote against equity plans if the plan is a vehicle for problematic pay practices (e.g. if the plan allows for change-in-control payouts that are single triggered).
•	Executive Concentration Ratio: Vote against plans where the annual grant rate to the top five executives (“named officers”) exceeds one percent of shares outstanding.
•	Pay-For-Performance: Vote against plans where there is a misalignment between CEO pay and the company’s performance, or if performance criteria are not disclosed.
•	Evergreen Features: Vote against plans that reserve a specified percentage of outstanding shares for award each year instead of having a termination date.
•	Repricing: Vote against plans if the company’s policy permits repricing of “underwater” options or if the company has a history of repricing past options.
•	Loans: Vote against the plan if the plan administrator may provide loans to officers to assist in exercising the awards.

E. Option Exchange Programs/Repricing Options

Public Fund Advisory Services Recommendation: Vote for shareholder proposals to put option repricings to a shareholder vote.

Vote case-by-case on management proposals seeking approval to exchange/reprice options taking into consideration the following factors:

•	Historic trading patterns: the stock price should not be so volatile that the options are likely to be back “in-the-money” over the near term;
•	Rationale for the re-pricing: was the stock price decline beyond management's control?
•	Option vesting: does the new option vest immediately or is there a black-out period?
•	Term of the option: the term should remain the same as that of the replaced option;
•	Exercise price: should be set at fair market or a premium to market;
•	Participants: the plan should be broad-based and executive officers and directors should be excluded;
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•	Is this a value-for-value exchange?
•	Are surrendered stock options added back to the plan reserve?

If the surrendered options are added back to the equity plans for re-issuance, then Public Fund Advisory Services will also take into consideration the impact on the company’s equity plans and its three-year average burn rate.

In addition to the above considerations, Public Fund Advisory Services will evaluate the intent, rationale, and timing of the repricing proposal. The proposal should clearly articulate why the board is choosing to conduct an exchange program at this point in time.

F. Employee Stock Purchase Plans (ESPPs) - Qualified Plans

Public Fund Advisory Services Recommendation: Vote case-by-case on qualified employee stock purchase plans. Vote for plans if:

•	Purchase price is at least 85 percent of fair market value;
•	Offering period is 27 months or less; and
•	The number of shares allocated to the plan is ten percent or less of the outstanding shares.

G. Employee Stock Purchase Plans (ESPPs) – Non-Qualified Plans

Public Fund Advisory Services Recommendation: Vote case-by-case on nonqualified employee stock purchase plans. Vote for plans with:

•	Broad-based participation;
•	Limits on employee contribution;
•	Company matching contribution up to 25 percent of employee’s contribution, which is effectively a discount of 20 percent from market value; and
•	No discount on the stock price on the date of purchase since there is a company matching contribution.

H. Employee Stock Ownership Plans (ESOPs)

Public Fund Advisory Services Recommendation: Vote for proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs except in cases when the number of shares allocated to the ESOP is deemed excessive (i.e. generally greater than five percent of outstanding shares).

I. OBRA-Related Compensation Proposals

Public Fund Advisory Services Recommendation:

Generally vote for proposals to approve or amend executive incentive bonus plans if the proposal:

•	Is only to include administrative features;
•	Places a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m);
•	Adds performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate; or
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•	Covers cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

Vote against such proposals if:

•	If the plan provides for awards to individual participants in excess of $2 million a year;
•	The compensation committee does not fully consist of independent outsiders as defined by Public Fund Advisory Services’ definition of director independence; or
•	The plan contains excessive problematic provisions including lack of rigorous performance measures.

Vote case-by-case on such proposals if:

•	In addition to seeking 162(m) tax treatment, the amendment may cause the transfer of additional shareholder value to employees (e.g., by requesting additional shares, extending the option term, or expanding the pool of plan participants);
•	A company is presenting the plan to shareholders for Section 162(m) favorable tax treatment for the first time after the company's initial public offering (IPO). Perform a full equity plan analysis, including consideration of total shareholder value transfer, burn rate (if applicable), repricing, and liberal change in control. Other factors such as pay-for-performance or problematic pay practices as related to Management Say-on-Pay may be considered if appropriate.

J. Golden and Tin Parachutes

Public Fund Advisory Services Recommendation: Vote case-by-case on management proposals to ratify or cancel golden parachutes taking into consideration the following factors:

•	Whether the triggering mechanism is beyond the control of management;
•	Whether the payout amount is based on an excessive severance multiple; and
•	Whether the change-in-control payments are double-triggered, i.e., (1) after a change in control has taken place, and (2) termination of the executive as a result of the change in control. Change in control is defined as a change in the company ownership structure.

Vote for shareholder proposals to all have golden parachute agreements submitted for shareholder ratification.

III. SHAREHOLDER PROPOSALS ON COMPENSATION

A. Disclosure of Executive and Director Pay

Public Fund Advisory Services Recommendation: Generally vote for shareholder proposals that seek additional disclosure of executive and director pay information, including the preparation of a formal report on executive compensation practices and policies.

B. Limit Executive and Director Pay

Public Fund Advisory Services Recommendation:

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•	Generally vote for shareholder proposals that seek to eliminate outside directors’ retirement benefits.
•	Vote case-by-case on all other shareholder proposals that seek to limit executive and director pay. This includes shareholder proposals that seek to link executive compensation to customer, employee, or stakeholder satisfaction.

C. Executive Perks and Retirement/Death Benefits

Public Fund Advisory Services Recommendation:

•	Generally vote for shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.
•	Generally vote for shareholder proposals calling companies to adopt a policy of discontinuing or obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive. This could come, for example, in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. However, this would not apply to any benefit programs or equity plan proposals that the broad-based employee population is eligible.

D. Executive Holding Periods

Public Fund Advisory Services Recommendation: Vote case-by-case on shareholder proposals asking companies to adopt policies requiring senior executive officers to retain a significant portion of the shares acquired through compensation plans while employed or following the termination of their employment.

E. Pay for Superior Performance

Public Fund Advisory Services Recommendation: Generally vote for shareholder proposals that request the board to establish a pay-for-superior performance standard in the company's executive compensation programs for senior executives.

F. Performance-Based Options

Public Fund Advisory Services Recommendation: Generally vote for shareholder proposals that seek to provide for performance-based options such as indexed and/or premium priced options.

G. Tax Gross-up Proposals

Public Fund Advisory Services Recommendation: Generally vote for proposals calling for companies to adopt a policy of not providing tax gross-up payments to executives, except in situations where gross-ups are provided pursuant to a plan, policy, or arrangement applicable to management employees of the company, such as a relocation or expatriate tax equalization policy.

H. Advisory Vote on Executive Compensation (Say-on-Pay) Shareholder Proposals

Public Fund Advisory Services Recommendation: Generally, vote for shareholder proposals that call for non-binding shareholder ratification of the compensation of the Named Executive Officers and the

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accompanying narrative disclosure of material factors provided to understand the Summary Compensation Table.

I. Compensation Consultants - Disclosure of Board or Company’s Utilization

Public Fund Advisory Services Recommendation: Generally vote for shareholder proposals seeking disclosure regarding the Company, Board, or Compensation Committee’s use of compensation consultants, such as company name, business relationship(s) and fees paid.

J. Adopt Anti-Hedging/Pledging/Speculative Investments Policy

Public Fund Advisory Services Recommendation: Generally vote for proposals seeking a policy that prohibits named executive officers from engaging in derivative or speculative transactions involving company stock, including hedging, holding stock in a margin account, or pledging stock as collateral for a loan.

K. Bonus Banking/Bonus Banking “Plus”

Public Fund Advisory Services Recommendation: Generally vote for on proposals seeking deferral of a portion of annual bonus pay, with ultimate payout linked to sustained results for the performance metrics on which the bonus was earned (whether for the named executive officers or a wider group of employees).

L. Termination of Employment Prior to Severance Payment and Eliminating Accelerated Vesting of Unvested Equity

Public Fund Advisory Services Recommendation: Generally vote for shareholder proposals seeking a policy requiring termination of employment prior to severance payment, and eliminating accelerated vesting of unvested equity.

M. Recoup Bonuses

Public Fund Advisory Services Recommendation: Generally vote for proposals to recoup unearned incentive bonuses or other incentive payments made to senior executives if it is later determined that the incentive compensation was based upon figures that later turn out to have been in error.

N. Link Compensation to Non-Financial Factors

Public Fund Advisory Services Recommendation:

•	Generally vote for shareholder proposals seeking disclosure on linking executive pay to non-financial factors.
•	Evaluate shareholder proposals calling for linkage of executive pay to non-financial factors, such as corporate downsizing, customer/employee satisfaction, community involvement, human rights, social and environmental goals and performance, and predatory lending on a case-by-case basis.

O. Pension Plan Income Accounting

Public Fund Advisory Services Recommendation: Generally vote for shareholder proposals to exclude pension plan income in the calculation of earnings used in determining executive bonuses/compensation

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IV. AUDITORS

A. Auditor Ratification

Proposals to ratify auditors is examined for potential conflicts of interest, with particular attention to the fees paid to the auditor, as well as whether the ratification of auditors has been put up for shareholder vote.

Public Fund Advisory Services Recommendation:

•	Vote for proposals to ratify auditors when the amount of audit fees is equal to or greater than three times (75 percent) the amount paid for consulting, unless: i) An auditor has a financial interest in or association with the company, and is therefore not independent; or ii) There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position.
•	Vote against proposals to ratify auditors when the amount of non-audit consulting fees exceeds a quarter of all fees paid to the auditor.
•	Generally support shareholder proposals seeking to limit companies from buying consulting services from their auditor.

B. Auditor Rotation

Public Fund Advisory Services recommends that companies not maintain the same audit firm in excess of seven years, and will consider voting against auditors if their tenure at a company exceeds seven years.

Public Fund Advisory Services Recommendation: Generally support shareholder proposals to ensure auditor independence through measures such as mandatory auditor rotation (no less than every seven years).

C. Auditor Indemnification and Limitation of Liability

Public Fund Advisory Services Recommendation: Vote against or withhold from Audit Committee members if there is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

D. Disclosure Under Section 404 of Sarbanes-Oxley Act

Public Fund Advisory Services Recommendation:

•	Vote against or withhold votes from Audit Committee members under certain circumstances when a material weakness rises to a level of serious concern, if there are chronic internal control issues, or if there is an absence of established effective control mechanisms.
•	Vote against management proposals to ratify auditors if there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position.

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E. Adverse Opinions

Public Fund Advisory Services Recommendation: Vote against or withhold votes from Audit Committee members if the company receives an Adverse Opinion on the company’s financial statements from its auditors.

V. TAKEOVER DEFENSES

A. Poison Pills

In evaluating management proposals on poison pills, Public Fund Advisory Services considers the company’s rationale for adopting the pill and its existing governance structure in determining whether or not the pill appropriately serves in shareholders’ best interests. The rationale for adopting the pill should be thoroughly explained by the company. Additionally, Public Fund Advisory Services examines the company’s existing governance structure including: board independence, existing takeover defenses, or any problematic governance concerns.

Public Fund Advisory Services Recommendation:

•	Vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.
•	Vote case-by-case on shareholder proposals to redeem a company’s poison pill.
•	Vote case-by-case on management proposals to ratify a poison pill.
•	Vote against or withhold from any board where a dead-hand poison pill provision is in place. From a shareholder perspective, there is no justification for a dead-hand provision. Directors of companies with these lethal protective devices should be held fully accountable.

B. New Operating Loss (NOL) Poison Pills/Protective Amendments

Public Fund Advisory Services will closely review whether the pill/amendment contains a sunset provision or a commitment to cause the expiration of the NOL pill/protective amendment upon exhaustion or expiration of the NOLs.

Public Fund Advisory Services Recommendation:

•	Vote against proposals to adopt a poison pill/ protective amendment for the stated purpose of protecting a company's net operating losses (“NOLs”) if the term of the pill/ protective amendment would exceed the shorter of three years and the exhaustion of the NOL.
•	Evaluate management proposals to ratify an NOL pill /adopt an NOL protective amendment if the term of the pill/amendment would be the shorter of three years (or less) and the exhaustion of the NOL on a case-by-case basis considering the following factors;
o	The ownership threshold to transfer (NOL pills generally have a trigger slightly below 5% and NOL protective amendments generally prohibit stock ownership transfers that would result in a new 5-percent holder or increase the stock ownership percentage of an existing five-percent holder);
o	The value of the NOLs;
o	Shareholder protection mechanisms (sunset provision, or commitment to cause expiration of the pill upon exhaustion or expiration of NOLs);
o	The company’s existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and
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o	Any other factors that may be applicable.

C. Greenmail

Public Fund Advisory Services Recommendation:

•	Vote for proposals to adopt an anti-greenmail provision in their charter or bylaws that would thereby restrict a company’s ability to make greenmail payments to certain shareholders.
•	Vote case-by-case on all anti-greenmail proposals when they are presented as bundled items with other charter or bylaw amendments.

D. Shareholder Ability to Remove Directors/Fill Vacancies

Public Fund Advisory Services Recommendation:

•	Vote against proposals that provide that directors may be removed only for cause.
•	Vote for proposals which seek to restore the authority of shareholders to remove directors with or without cause.
•	Vote against proposals that provide only continuing directors may elect replacements to fill board vacancies.
•	Vote for proposals that permit shareholders to elect directors to fill board vacancies.

E. Shareholder Ability to Alter the Size of the Board

Public Fund Advisory Services Recommendation:

•	Vote for proposals that seek to fix the size of the board within an acceptable range.
•	Vote against proposals that give management the ability to alter the size of the board without shareholder approval.

VI. SHAREOLDER RIGHTS

A. Confidential Voting

Public Fund Advisory Services Recommendation:

•	Vote for shareholder proposals that request corporations to adopt confidential voting, the use of independent tabulators, and the use of independent inspectors for an election as long as the proposals include clauses for proxy contests. In the case of a contested election, management is permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.
•	Vote for management proposals to adopt confidential voting procedures.

B. Shareholder Ability to Call Special Meetings

Public Fund Advisory Services Recommendation:

•	Vote against proposals to restrict or prohibit shareholder ability to call special meetings.
•	Vote for proposals that remove restrictions on the right of shareholders to act independently of management.
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•	Vote against provisions that would require advance notice of more than sixty days.

C. Shareholder Ability to Act by Written Consent

Public Fund Advisory Services Recommendation:

•	Vote against proposals to restrict or prohibit shareholder ability to take action by written consent.
•	Vote for proposals to allow or make easier shareholder action by written consent

D. Unequal Voting Rights

Public Fund Advisory Services Recommendation:

•	Vote for resolutions that seek to maintain or convert to a one-share-one-vote capital structure.
•	Generally vote against requests for the creation or continuation of dual class capital structures or the creation of new or additional super-voting shares.

E. Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws

Public Fund Advisory Services Recommendation:

•	Vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.
•	Vote against management proposals seeking to lower supermajority shareholder vote requirements when they accompany management sponsored proposals to also change certain charter or bylaw amendments.
•	Vote for management or shareholder proposals to reduce supermajority vote requirements for charter and bylaw amendments. However, for companies with shareholders who have significant ownership levels, vote on a case-by-case basis, taking into account 1) ownership structure, 2) quorum requirements, and 3) supermajority vote requirements.

F. Supermajority Shareholder Vote Requirement to Approve Mergers

Public Fund Advisory Services Recommendation:

•	Vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.
•	Vote for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

G. Reimbursing Proxy Solicitation Expenses

Public Fund Advisory Services Recommendation:

•	Generally support shareholder proposals to reimburse for proxy solicitation expenses.
•	When voting in conjunction with support of a dissident slate, always support the reimbursement of all appropriate proxy solicitation expenses associated with the election.
•	Generally support requests seeking to reimburse a shareholder proponent for all reasonable campaign expenditures for a proposal approved by the majority of shareholders.
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H. Exclusive Revenue

Public Fund Advisory Services Recommendation: Generally vote against management proposals to restrict the venue for shareholder claims by adopting charter or bylaw provisions that seek to establish an exclusive judicial forum.

I. Fee-Shifting Bylaws

Public Fund Advisory Services Recommendation: Generally vote against bylaws that mandate fee-shifting whenever plaintiffs are not completely successful on the merits (i.e., in cases where the plaintiffs are partially successful).

J. Bundled Proposals

Public Fund Advisory Services Recommendation: Vote case-by-case on bundled or conditional proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests, vote against the proposals. If the combined effect is positive, support such proposals.

VII. MERGERS & ACQUISITIONS/CORPORATE RESTRUCTURINGS

In analyzing M&A deals, private placements or other transactional related items on proxy, Public Fund Advisory Services performs a well-rounded analysis that seeks to balance all facets of the deal to ascertain whether the proposed acquisition is truly going to generate long-term value for shareholders and enhance the prospects of the ongoing corporation.

Public Fund Advisory Services Recommendation: Votes on mergers and acquisitions are always considered on a case-by-case basis, taking into account the following factors:

•	Impact of the merger on shareholder value;
•	Perspective of ownership (target vs. acquirer) in the deal;
•	Form and mix of payment (i.e. stock, cash, debt, etc.);
•	Fundamental value drivers behind the deal;
•	Anticipated financial and operating benefits realizable through combined synergies;
•	Offer price (cost vs. premium);
•	Change-in-control payments to executive officers;
•	Financial viability of the combined companies as a single entity;
•	Was the deal put together in good faith? What kind of auction setting took place? Were negotiations carried out at arm’s length? Was any portion of the process tainted by possible conflicts of interest?
•	Fairness opinion (or lack thereof);
•	Changes in corporate governance and their impact on shareholder rights;
•	What are the potential legal or environmental liability risks associated with the target firm?
•	Impact on community stakeholders and employees in both workforces; and
•	How will the merger adversely affect employee benefits like pensions and health care?

A. Fair Price Provisions

Public Fund Advisory Services Recommendation:

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•	Vote for fair price proposals as long as the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.
•	Vote for shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

B. Appraisal Rights

Public Fund Advisory Services Recommendation: Vote for proposals to restore or provide shareholders with the right of appraisal.

C. Corporate Restructuring

Public Fund Advisory Services Recommendation: Votes concerning corporate restructuring proposals, including minority squeeze outs, leveraged buyouts, spin-offs, liquidations, and asset sales, are considered on a case-by-case basis.

D. Spin-Offs

Public Fund Advisory Services Recommendation: Vote case-by-case on spin-offs depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

E. Asset Sales

Public Fund Advisory Services Recommendation: Votes case-by-case on asset sales taking into consideration the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

F. Liquidations

Public Fund Advisory Services Recommendation: Vote case-by-case on liquidations after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

G. Going Private Transactions (LBOs, Minority Squeeze outs)

Public Fund Advisory Services Recommendation:

•	Vote case-by-case on going private transactions, taking into account the following: offer price/premium, fairness opinion, how the deal was negotiated, conflicts of interest, other alternatives/offers considered, and non-completion risk.
•	Vote case-by-case on “going dark” transactions, determining whether the transaction enhances shareholder value by taking into consideration whether the company has attained benefits from being publicly-traded (examination of trading volume, liquidity, and market research of the stock), cash-out value, whether the interests of continuing and cashed-out shareholders are balanced, and market reaction to public announcement of transaction.

H. Changing Corporate Name

Public Fund Advisory Services Recommendation: Vote for changing the corporate name in all instances if proposed and supported by management and the board.

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I. Plans of Reorganization (Bankruptcy)

Public Fund Advisory Services Recommendation: Vote case-by-case on proposals to common shareholders on bankruptcy plans of reorganization, considering the following factors including, but not limited to:

•	Estimated value and financial prospects of the reorganized company;
•	Percentage ownership of current shareholders in the reorganized company;
•	Whether shareholders are adequately represented in the reorganization process (particularly through the existence of an Official Equity Committee);
•	The cause(s) of the bankruptcy filing, and the extent to which the plan of reorganization addresses the cause(s);
•	Existence of a superior alternative to the plan of reorganization; and
•	Governance of the reorganized company.

VIII. CAPITAL STRUCTURE

A. Common Stock Authorization

Public Fund Advisory Services supports increases in authorized common stock to fund stock splits that are in shareholders’ interests. Consideration will be made on a case-by-case basis on proposals when the company intends to use the additional stock to implement a poison pill or other takeover defense. The amount of additional stock requested in comparison to the requests of the company’s peers as well as the company’s articulated reason for the increase must be evaluated. Dual requests on the same ballot, in which an increase in common stock is requested in tandem with a reverse stock split in which shares are not proportionately reduced may not be in shareholder best interests. Although the reverse stock split may be needed in the face of imminent delisting, there is little justification in effectively approving two increases in common stock on the same ballot.

Public Fund Advisory Services Recommendation:

•	Vote case-by-case on proposals to increase the number of shares of common stock authorized for issue. The following factors will be considered:
o	Past Board Performance: the company‘s historical use of authorized shares in the previous three years;
o	The Current Request: i) disclosure on specific reasons/rationale for the proposed increase; ii) the dilutive impact of the request; and iii) disclosure of specific risks to shareholders of not approving the request.
•	Vote against proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.
•	Vote against proposed common stock authorizations that increase the existing authorization by more than one hundred percent unless a clear need for the excess shares is presented by the company.
•	Vote against proposals to increase the number of authorized common shares if a vote for a reverse stock split on the same ballot is warranted despite the fact that the authorized shares would not be reduced proportionally.

B. Reverse Stock Splits

Public Fund Advisory Services Recommendation: Generally support a reverse stock split if the number of authorized shares will be reduced proportionately. When there is not a proportionate

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reduction of authorized shares, Public Fund trustees should oppose such proposals unless a stock exchange has provided notice to the company of a potential delisting. Shareholders should only vote for non-proportionate reverse stock splits in the most dire of situations. Companies should provide disclosure of external evidence that a potential delisting is imminent to separate the true emergencies from vague potential risks to shareholders.

C. Preferred Stock Authorization

Public Fund Advisory Services Recommendation: Vote for proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable. Consider company-specific factors including:

•	Past Board Performance: the company‘s historical use of authorized preferred shares over the previous three years;
•	The Current Request: 1) disclosure on specific reasons/rationale for the proposed increase; 2) the dilutive impact of the request; and 3) disclosure of specific risks to shareholders of not approving the request; and
•	Whether the shares requested are blank check preferred shares that can be used for antitakeover purposes.

D. Blank Check Preferred Stock

Public Fund Advisory Services Recommendation:

•	Vote against proposals that would authorize the creation of new classes of blank check preferred stock.
•	Vote against proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.
•	Vote for proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense).
•	Vote for requests to require shareholder approval for blank check authorizations.

E. Adjust Par Value of Common Stock

Public Fund Advisory Services Recommendation: Vote for management proposals to reduce the par value of common stock.

F. Preemptive Rights

Public Fund Advisory Services Recommendation: Vote case-by-case on proposals to create or abolish preemptive rights. In evaluating proposals on preemptive rights, Public Fund Advisory Services looks at the size of a company and the characteristics of its shareholder base.

G. Debt Restructuring

Public Fund Advisory Services Recommendation:

•	Vote case-by-case on proposals regarding debt restructurings.
•	Vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.
•	Review on a case-by-case basis proposals to increase common and/or preferred shares and to issue shares as part of a debt-restructuring plan. The following factors are considered:
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o	Dilution—How much will the ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?
o	Change in Control—Will the transaction result in a change in control of the company? Are board and committee seats guaranteed? Do standstill provisions and voting agreements exist?
o	Financial Issues— company's financial situation, degree of need for capital, use of proceeds, and effect of the financing on the company's cost of capital;
o	Terms of the offer—discount/premium in purchase price to investor including any fairness opinion, termination penalties and exit strategy;
o	Conflict of interest—arm's length transactions and managerial incentives; and
o	Management's efforts to pursue other alternatives.

IX. STATE OF INCORPORATION

A. Voting on State Takeover Statutes

Public Fund Advisory Services Recommendation: Review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freeze out provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions). Public Fund Advisory Services generally supports opting into stakeholder protection statutes if they provide comprehensive protections for employees and community stakeholders. Public Fund Advisory Services is less supportive of takeover statutes that only serve to protect incumbent management from accountability to shareholders and which negatively influence shareholder value.

B. Reincorporation Proposals

Public Fund Advisory Services Recommendation: Management or shareholder proposals to change a company's state of incorporation should be evaluated on a case-by-case basis, giving consideration to both financial and corporate governance concerns including the following:

•	Reasons for reincorporation;
•	Comparison of company's governance practices and provisions prior to and following the reincorporation; and
•	Comparison of corporation laws of original state and destination state.

Vote for reincorporation when the economic factors outweigh any neutral or negative governance changes.

C. Offshore Reincorporations and Tax Havens

For a company that seeks to reincorporate, Public Fund Advisory Services evaluates the merits of the move on a case-by-case basis, taking into consideration the company’s strategic rationale for the move, the potential economic ramifications, potential tax benefits, and any corporate governance changes that may impact shareholders. Public Fund Advisory Services believes there are a number of concerns associated with a company looking to reincorporate from the United States to offshore locales such as Bermuda, the Cayman Islands or Panama. With more U.S.-listed companies seeking to move offshore, shareholders are beginning to understand the web of complexities surrounding the legal, tax, and governance implications involved in such a transaction.

Public Fund Advisory Services Recommendation:

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•	Vote case-by-case on proposed offshore moves, taking into consideration:
o	Legal recourse for U.S. stockholders of the new company and the enforcement of legal judgments against the company under the U.S. securities laws;
o	The transparency (or lack thereof) of the new locale’s legal system;
o	Adoption of any shareholder-unfriendly corporate law provisions;
o	Actual, quantifiable tax benefits associated with foreign incorporation;
o	Potential for accounting manipulations and/or discrepancies;
o	Any pending U.S. legislation concerning offshore companies;
o	Prospects of reputational harm and potential damage to brand name via increased media coverage concerning corporate expatriation.
•	Generally vote for shareholder requests calling for “expatriate” companies that are domiciled abroad yet predominantly owned and operated in America to re-domesticate back to a U.S. state jurisdiction.

X. CORPORATE RESPONSIBILITY & ACCOUNTABILITY

Social, Environmental and Sustainability Issues

Public Fund Advisory Services generally supports social, workforce, and environmental shareholder-sponsored resolutions if they seek to create responsible corporate citizens while at the same time attempting to enhance long-term shareholder value. Public Fund Advisory Services typically supports proposals that ask for disclosure reporting of information that is not available outside the company that is not proprietary in nature. Such reporting is particularly most vital when it appears that a company has not adequately addressed shareholder concerns regarding social, workplace, environmental and/or other issues. A determination whether the request is relevant to the company’s core business and in-line with industry practice will be made on a case-by-case basis. The proponent of the resolution must make the case that the benefits of additional disclosure outweigh the costs of producing the report.

Public Fund Advisory Services Recommendation: In analyzing social, workplace, environmental, and other related proposals, Public Fund Advisory Services considers the following factors:

•	Whether the proposal itself is well framed and reasonable;
•	Whether adoption of the proposal would have either a positive or negative impact on the company's short-term or long-term share value;
•	Whether the company's analysis and voting recommendation to shareholders is persuasive;
•	The degree to which the company's stated position on the issues could affect its reputation or sales, or leave it vulnerable to boycott or selective purchasing;
•	Whether the subject of the proposal is best left to the discretion of the board;
•	Whether the issues presented in the proposal are best dealt with through legislation, government regulation, or company-specific action;
•	The company's approach compared with its peers or any industry standard practices for addressing the issue(s) raised by the proposal;
•	Whether the company has already responded in an appropriate or sufficient manner to the issue(s) raised in the proposal;
•	If the proposal requests increased disclosure or greater transparency, whether or not sufficient information is publically available to shareholders and whether it would be unduly burdensome for the company to compile and avail the requested information to shareholders in a more comprehensive or amalgamated fashion;
•	Whether implementation of the proposal would achieve the objectives sought in the proposal.
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In general, Public Fund Advisory Services supports proposals that request the company to furnish information helpful to shareholders in evaluating the company’s operations from top to bottom. In order to be able to intelligently monitor their investments, shareholders often need information that is best provided by the company in which they have invested on behalf of their end beneficiaries. Qualified requests satisfying the aforementioned criteria usually merit support.

Proposals requesting that the company cease certain actions that the proponent believes are harmful to society or some segment of society will be evaluated on a case-by-case basis. Special attention will be made to the company’s legal and ethical obligations, its ability to remain profitable, and potential negative publicity if the company fails to honor the request. A high standard will need to be met by proponents requesting specific action like divesture of a business line or operation, legal remuneration, or withdrawal from certain high-risk markets.

GENERAL CSR RELATED

A. Special Policy Review and Shareholder Advisory Committees

Public Fund Advisory Services Recommendation: Support these proposals when they appear to offer a potentially effective method for enhancing shareholder value.

B. International Operations

The rise of globalization has put increasing importance on the need for U.S. companies to periodically monitor their business operations abroad. As a means to preserve brand integrity and protect against potentially costly litigation and negative public relations, Public Fund Advisory Services generally supports shareholder proposals which call for a report on the company’s core business policies and procedures of its operations outside the United States.

Public Fund Advisory Services Recommendation: Generally support proposals asking for policy clarification and reporting on international operations that can materially impact the company’s short and long-term bottom-line.

C. Affirm Political Non-Partisanship

Public Fund Advisory Services Recommendation: Generally support proposals affirming political non-partisanship within the company.

D. Political Contributions, Lobbying Reporting & Disclosure

Public Fund Advisory Services Recommendation:

•	Support reporting of political and political action committee (PAC) contributions.
•	Support establishment of corporate political contributions guidelines and internal reporting provisions or controls.
•	Generally support shareholder proposals requesting companies to review and report on their political lobbying activities including efforts to influence governmental legislation.
•	Vote against shareholder proposals asking to publish in newspapers and public media the company’s political contributions as such publications could present significant cost to the company without providing commensurate value to shareholders.

E. Military Sales

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Public Fund Advisory Services Recommendation:

•	Generally support reports on foreign military sales and economic conversion of facilities and where such reporting will not disclose sensitive information that could impact the company adversely or increase its legal exposure.
•	Generally vote against proposals asking a company to develop specific military contracting criteria.

F. Report on Operations in Sensitive Regions or Countries

Public Fund Advisory Services Recommendation:

•	Generally support shareholder proposals to adopt labor standards in connection with involvement in a certain market and other potentially sensitive geopolitical regions.
•	Generally support shareholder proposals seeking a report on operations within a certain market and documentation of costs of continued involvement in a given country or region.
•	Generally support requests for establishment of a board committee to review and report on the reputational risks and legal compliance with U.S. sanctions as a result of the company’s continued operations in countries associated with terrorist sponsored activities.
•	Consider shareholder proposals to pull out of a certain market on a case-by-case basis considering factors such as overall cost, FDI exposure, level of disclosure for investors, magnitude of controversy, and the current business focus of the company.

ENVIRONMENT & CLIMATE CHANGE

A. Greenhouse Gas Emissions

Public Fund Advisory Services Recommendation: Generally vote for shareholder proposals calling for a company to commit to reducing its greenhouse gas emissions under a reasonable timeline.

B. Investment in Renewable Energy

Public Fund Advisory Services Recommendation: Generally support shareholder proposals seeking increased investment in renewable energy sources, taking into account whether the terms of the resolution are realistic or overly restrictive for management to pursue.

C. Sustainability Reporting and Planning

Public Fund Advisory Services Recommendation: Generally support shareholder proposals seeking greater disclosure on the company’s environmental and social practices, and/or associated risks and liabilities.

D. Operations in Protected or Sensitive Areas

Public Fund Advisory Services Recommendation: Generally support shareholder requests for reports outlining potential environmental damage from operations in protected regions, including wildlife refuges, unless the company does not currently have operations or plans to develop operations in these protected regions.

E. Hydraulic Fracturing

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Public Fund Advisory Services Recommendation: Vote for requests seeking greater transparency on the practice of hydraulic fracturing and its associated risks.

F. Recycling Policy

Public Fund Advisory Services Recommendation: Generally vote for shareholder proposals that ask companies to increase their recycling efforts or to adopt a formal recycling policy.

G. Endorsement of CERES Principles

Public Fund Advisory Services supports proposals that improve a company’s public image, reduce exposure to liabilities, and establish standards so that environmentally responsible companies and markets are not at a competitive financial disadvantage.

Public Fund Advisory Services Recommendation:

•         Vote for requests asking a company to formally adopt the CERES Principles.

•         Vote for adoption of reports to shareholders on environmental issues.

H. Land Use

Public Fund Advisory Services Recommendation: Generally support shareholder resolutions that request better disclosure of detailed information on a company’s policies related to land use or development or compliance with local and national laws and zoning requirements.

I. Water Use

Public Fund Advisory Services Recommendation: Vote for shareholder proposals seeking the preparation of a report on a company’s risks linked to water use.

WORKPLACE PRACTICES & HUMAN RIGHTS

A. Equal Employment Opportunity

Public Fund Advisory Services Recommendation:

•         Vote for proposals calling for action on equal employment opportunity and anti-discrimination.

•         Vote for proposals requesting legal and regulatory compliance and public reporting related to non-discrimination, affirmative action, workplace health and safety, environmental issues, and labor policies and practices that affect long-term corporate performance.

•         Vote for proposals advocating for non-discrimination in salary, wages, and all benefits.

B. High-Performance Workplace

Public Fund Advisory Services Recommendation: Generally support proposals that incorporate high-performance workplace standards.

C. Workplace Safety

Public Fund Advisory Services Recommendation: Generally vote for shareholder proposals requesting requests for workplace safety reports, including reports on accident risk reduction efforts.

D. Non-Discrimination in Retirement Benefits

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Public Fund Advisory Services Recommendation: Support proposals calling for a non-discrimination policy with regard to retirement benefits and pension management at a company.

E. Fair Lending Reporting and Compliance

Public Fund Advisory Services Recommendation:

•         Support proposals calling for full compliance with fair-lending laws.

•         Support reporting on overall lending policies and data.

F. MacBride Principles

Public Fund Advisory Services Recommendation: Support the MacBride Principles for operations in Northern Ireland that request companies to abide by equal employment opportunity policies.

G. Contract Supplier Standards

These resolutions call for compliance with governmental mandates and corporate policies regarding nondiscrimination, affirmative action, work place safety and health, and other basic labor protections.

Public Fund Advisory Services Recommendation: Generally support proposals that:

•         Seek publication of a “Worker Code of Conduct” to be implemented by the company’s foreign suppliers and licensees, requiring they satisfy all applicable labor standards and laws protecting employees’ wages, benefits, working conditions, freedom of association, right to collectively bargain, and other rights;

•         Request a report summarizing the company’s current practices for enforcement of its Worker Code of Conduct;

•         Establishes independent monitoring mechanism in conjunction with local and respected religious and human rights groups to monitor supplier and licensee compliance with the Worker Code of Conduct;

•         Create incentives to encourage suppliers to raise standards rather than terminate contracts;

•         Implement policies for ongoing wage adjustments, ensuring adequate purchasing power and a sustainable living wage for employees of foreign suppliers and licensees;

•         Request public disclosure of contract supplier reviews on a regular basis; and

•         Adopt labor standards for foreign and domestic suppliers to ensure that the company will not do business with foreign suppliers that manufacture products for sale in the U.S. using forced or child labor or with suppliers that fail to comply with applicable laws protecting employees’ wages and working conditions.

H. Principles and Supplier Codes of Conduct

Public Fund Advisory Services generally supports proposals that call for the adoption and/or enforcement of clear principles or codes of conduct relating to countries in which there are systematic violations of human rights. These conditions include the use of slave, child, or prison labor, undemocratically elected governments, widespread reports by human rights advocates, fervent pro-democracy protests, or economic sanctions and boycotts.

Many proposals refer to the seven core conventions, commonly referred to as the “Declaration on Fundamental Principles and Rights At Work,” ratified by the International Labor Organization (ILO).

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The seven conventions fall under four broad categories: i) right to organize and bargain collectively; ii) non-discrimination in employment; iii) abolition of forced labor; and iv) end of child labor. Each member nation of the ILO body is bound to respect and promote these rights to the best of their abilities.

Public Fund Advisory Services Recommendation:

•         Support the principles and codes of conduct relating to company investment and/or operations in countries with patterns of human rights abuses or pertaining to geographic regions experiencing political turmoil (Northern Ireland, Columbia, Burma, former Soviet Union, and China).

•         Support the implementation and reporting on ILO codes of conduct.

•         Support independent monitoring programs in conjunction with local and respected religious and human rights groups to monitor supplier and licensee compliance with Codes.

•         Support requests that a company conduct an assessment of the human rights risks in its operation or in its supply chain, or report on its human rights risk assessment process.

CONSUMER HEALTH & PUBLIC SAFETY

A. Phase-out or Label Products Containing Genetically Engineered Ingredients

Public Fund Advisory Services Recommendation:

•         Vote for shareholder proposals to label products that contain genetically engineered products.

•         Generally vote against proposals calling for a full phase out of product lines containing GMO ingredients.

B. Tobacco-Related Proposals

Public Fund Advisory Services Recommendation:

•         Vote for shareholder proposals seeking to limit the sale of tobacco products to minors.

•         Generally vote against proposals calling for a full phase out of tobacco related product lines.

C. Toxic Emissions

Public Fund Advisory Services Recommendation: Vote for shareholder proposals calling on the company to establish a plan to reduce toxic emissions.

D. Toxic Chemicals

Public Fund Advisory Services Recommendation:

•         Generally support resolutions requesting that a company disclose its policies related to toxic chemicals.

•         Generally support shareholder resolutions requesting that companies evaluate and disclose the potential financial and legal risks associated with utilizing certain chemicals.

•         Consider shareholder proposals requesting companies to substitute or replace existing products on a case-by-case basis, with consideration for applicable regulations and standards in the markets in which the company participates.

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E. Nuclear Safety

Public Fund Advisory Services Recommendation: Generally support shareholder resolutions requesting that companies report on risks associated with their nuclear reactor designs and/or the production and interim storage of irradiated fuel rods.

F. Concentrated Area Feeding Operations (CAFOs)

Public Fund Advisory Services Recommendation: Generally support resolutions requesting that companies report to shareholders on the risks and liabilities associated with concentrated animal feeding operations (CAFOs) unless the company has publicly disclosed guidelines for its corporate and contract farming operations (including compliance monitoring), or if the company does not directly source from CAFOs.

G. Pharmaceutical Product Reimportation

Public Fund Advisory Services Recommendation:

•         Generally support shareholder proposals requesting that companies report on the financial and legal impact of their policies regarding prescription drug reimportation, unless such information is already publicly disclosed.

•         Generally support shareholder proposals requesting that companies adopt specific policies to encourage or not constrain prescription drug reimportation.

H. Pharmaceutical Product Pricing

Public Fund Advisory Services Recommendation:

•         Proposals asking a company to implement price restraints on its pharmaceutical products will be evaluated on a case-by-case basis, taking into account the following factors:

o	Whether the proposal focuses on a specific drug and region;
o	Whether the economic benefits of providing subsidized drugs (e.g., public goodwill) outweigh the costs in terms of reduced profits, lower R&D spending, and harm to competitiveness;
o	The extent that reduced prices can be offset through the company’s marketing expenditures without significantly impacting R&D spending;
o	Whether the company already limits price increases of its products;
o	Whether the company already contributes life-saving pharmaceuticals to the needy and Third World countries; and
o	The extent to which peer companies implement price restraints.

•         Generally support proposals requesting that companies implement specific price restraints for its pharmaceutical products in developing markets or targeting certain population groups.

•         Generally support proposals requesting that companies evaluate their global product pricing strategy, considering the existing level of disclosure on pricing policies, any deviation from established industry pricing norms, and the company’s existing philanthropic initiatives.

•         Vote for shareholder proposals that call on companies to develop a policy to provide affordable HIV, AIDS, TB and Malaria drugs to citizens in the developing world.

XI. CONFLICTS OF INTEREST

75

EII recognizes that conflicts may arise between itself and its clients when voting the proxies of public companies. Where appropriate, EII will use one of the following methods to resolve conflicts, provided the method results in a decision to vote that is in the clients' best interest and is not the product of the conflict:

•	provide the client with sufficient information regarding the shareholder vote together with EII's potential conflict and obtain the client's consent prior to voting;
•	vote securities based on the aforementioned Proxy Voting Guidelines set forth herein;
•	vote securities based upon the recommendation(s) of an independent third party; or
•	ask the client to engage another party to determine how the proxy should be voted.

Additionally, all votes submitted by EII on behalf of its clients are not biased in any way by other clients of EII. For example, the fact that XYZ Corporation is a client of EII does not impact the proxy voting of XYZ stock that may be held in the portfolios of other clients. All proxy voting proposals are voted in a manner consistent with sound corporate governance and responsible corporate citizenship (unless otherwise directed by a client with respect to that client’s stock).

XII. PROXIES NOT VOTED

A. Shares out on Loan

Proxies are not available to be voted when shares are out on loan through client securities lending programs with their custodians.

B. Voting Contrary to Recommendations

When the Proxy Committee decides to vote against a proposal that is generally approved or to vote in favor of a proposal that is generally opposed, the reason for the exception will be recorded.

Revised: May 1, 2015

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PART C

OTHER INFORMATION

ITEM 28.	Exhibits

(a)(1)	Corrected Certificate of Trust as of December 22, 1997. (1)

(a)(2)	Amended and Restated Trust Instrument dated November 22, 2011. (2)

(b)	Amended and Restated By-Laws dated November 22, 2011.(2)

(c)	The rights of holders of the securities being registered are set out in Articles II, VII, IX and X of the Trust Instrument referenced in Exhibit (a)(2) and Article IV of the By-Laws referenced in Exhibit (b) above.

(d)	Restated Investment Advisory Agreement between Registrant and E.I.I. Realty Securities, Inc. (now known as EII Realty Securities, Inc.) dated June 4, 2010.(3)

(e)(1)	Underwriting Agreement between E.I.I. Realty Securities Trust and PFPC Distributors, Inc. dated May 16, 2008. (3)

(e)(2)	Underwriting Agreement between European Investors Inc. (now known as EII Capital Management, Inc.) and PFPC Distributors, Inc. dated March 8, 2006 regarding payment of fees under the Underwriting Agreement. (4)

(e)(3)	Short Form of Underwriting Agreement between European Investors Inc. (n/k/a EII Capital Management, Inc.) and BNY Mellon Distributors Inc. (formerly known as PFPC Distributors, Inc.) effective July 1, 2010. (3)

(e)(4)	Short Form of Underwriting Agreement between E.I.I. Realty Securities Trust and Foreside Funds Distributors LLC effective April 1, 2012.(2)

(f)	None.

(g)(1)	Amended and Restated Custodian Services Agreement between PFPC Trust Company (now The Bank of New York Mellon) and Registrant dated May 24, 2004. (3)

(g)(2)	Revised Custodian Services Fee Letter dated February 1, 2007. (3)

(g)(3)	Amendment to the Revised Custodian Services Fee Letter dated September 1, 2010. (3)

(g)(4)	Foreign Custody Manager Agreement between EII Global Property Fund, EII International Property Fund and The Bank of New York Mellon dated January 21, 2011.(2)

(g)(5)	Amended and Restated Custodian Services Fee Letter dated September 3, 2014. (8)

(h)(1)	Restated Administration Agreement between Registrant and E.I.I. Realty Securities, Inc. (n/k/a EII Realty Securities, Inc.) dated June 4, 2010. (3)

(h)(2)	Sub-Administration and Accounting Services Agreement between E.I.I. Realty Securities, Inc., E.I.I Realty Securities Trust, Registrant and Gemini Fund Services, LLC dated March 18, 2016. (11)

(h)(3)	Transfer Agency Services Agreement between E.I.I. Realty Securities Trust, Registrant and Gemini Fund Services, LLC dated March 18, 2016. (11)

(h)(4)	Anti-Money Laundering and Privacy Amendment to Transfer Agency and Services Agreement and Sub-Administration and Accounting Services Agreement dated May 20, 2002. (5)

(i)(1)	Legal Consent of Katten Muchin Rosenman, LLP.(11)

(j)(1)	Consent of Auditor Ernst & Young, LLP. (11)

(j)(2)	Consent of Auditor Cohen & Company, Ltd. (11)

(k)	Not applicable.

(l)	Investment letter re: initial $100,000 capital. (7)

(m)(1)	Amended and Restated Rule 12b-1 Distribution Plan.(9)

(m)(2)	Shareholder Servicing Plan, with Form of Shareholder Servicing Agreement, for the Investor Shares and Adviser Shares of Registrant. (7)

(n)	Amended and Restated Rule 18f-3 Multi-Class Plan. (9)

(o)	Not applicable.

(p)(1)	Registrant’s Code of Ethics. (6)

(p)(2)	Registrant’s Adviser’s Code of Ethics. (8)

(q)	Powers of Attorney of Michael J. Abbott, Juan M. Meyer, Karin Shewer, Richard J. Adler, Christian A. Lange and Glenn R. Mueller. (10)

ITEM 29.	Persons Controlled By or Under Common Control with Registrant

None.

ITEM 30.	Indemnification

Section 10.02 of Registrant’s Trust Instrument provides as follows:

(a)         Subject to the exceptions and limitations contained in Subsection 10.02(b):

(i)          every person who is, or has been, a Trustee, officer or employee of the Trust or is or was serving at the request of the Trust as a trustee, director, officer, employee or agent of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (hereinafter referred to as a “Covered Person”) shall be indemnified by the Trust and each Series to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Covered Person and against amounts paid or incurred by him in the settlement thereof;

(ii)          the words “claim,” “action,” “suit,” or “proceeding” shall apply to all claims, actions, suits or proceedings (civil, criminal, investigative or other, including appeals), actual or threatened while in office or thereafter, and the words “liability” and “expenses” shall include, without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

(b)	To the extent required under the Investment Company Act, but only to such extent, no indemnification shall be provided hereunder to a Covered Person:

(i)          who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office or (B) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or

(ii)          in the event of a settlement, unless there has been a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, (A) by the court or other body approving the settlement; (B) by at least a majority of those Trustees who are neither Interested Persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry).

(c)	The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Covered Persons, and other persons may be entitled by contract or otherwise under law.

(d)	Expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in Subsection (a) of this Section 10.02 may be paid by the Trust and each Series from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust or applicable Series if it is ultimately determined that he is not entitled to indemnification under this Section 10.02; provided, however, that either (i) such Covered Person shall have provided appropriate security for such undertaking, (ii) the Trust is insured against losses arising out of any such advance payments or (iii) either a majority of the Trustees who are neither Interested Persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such Covered Person will be found entitled to indemnification under this Section 10.02. The advancement of any expenses pursuant to this Subsection 10.02(d) shall under no circumstances be considered a “loan” under the Sarbanes-Oxley Act of 2002, as amended from time to time, or for any other reason.

(e)	Any repeal or modification of this Article X or adoption or modification of any other provision of this Trust Instrument inconsistent with this Article shall be prospective only, to the extent that such repeal or modification would, if applied retrospectively, adversely affect any limitation on the liability of any Covered Person or indemnification or right to advancement of expenses available to any Covered Person with respect to any act or omission which occurred prior to such repeal, modification or adoption.

(f)	Notwithstanding any other provision in this Trust Instrument to the contrary, any liability and/or expense against which any Covered Person is indemnified under this Section 10.02 and any advancement of expenses that any Covered Person is entitled to be paid under Subsection 10.02(d) shall be deemed to be joint and several obligations of the Trust and each Series, and the assets of the Trust and each Series shall be subject to the claims of any Covered Person therefor under this Article X; provided that any such liability, expense or obligation may be allocated and charged by the Trustees between or among the Trust and/or any one or more Series (and classes thereof) in such manner as the Trustees in their sole discretion deem fair and equitable.”

ITEM 31.	Business and Other Connections of Investment Adviser

Registrant is fulfilling the requirement of this Item 31 to provide a list of the officers and directors of EII Realty Securities, Inc. (“EII”), the investment adviser of Registrant, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by EII or those of its officers and directors during the past two years, by incorporating by reference the information contained in the Form ADV filed with the SEC pursuant to the Investment Advisers Act of 1940 by EII (SEC File No. 801-44099).

ITEM 32.	Principal Underwriter

(a)	Foreside Funds Distributors LLC (f/k/a BNY Mellon Distributors LLC) (“the Distributor”) is registered with the U.S. Securities and Exchange Commission as a broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc. As of October 13, 2015, the Distributor acted as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:

Aston Funds

E.I.I. Realty Securities Trust

FundVantage Trust

GuideStone Funds

Kalmar Pooled Investment Trust

Matthews International Funds (d/b/a Matthews Asia Funds)

Metropolitan West Funds

The Motley Fool Funds Trust

New Alternatives Fund

Old Westbury Funds, Inc.

The RBB Fund, Inc.

Stratton Mid Cap Fund, Inc. (f/k/a Stratton Multi-Cap Fund, Inc.)

Stratton Real Estate Fund, Inc.

The Stratton Funds, Inc.

The Torray Fund

Versus Capital Multi-Manager Real Estate Income Fund LLC (f/k/a Versus Global Multi-Manager Real Estate Income Fund LLC)

(b)	The Distributor is a Delaware limited liability company whose main business address is 899 Cassatt Road, 400 Berwyn Park, Suite 110, Berwyn, PA 19312.

The following is a list of the Officers and Manager of the Distributor, the Registrant’s underwriter:

Position with
Name	Address	Distributor	Position with Registrant

Mark A. Fairbanks	Three Canal Plaza, Suite 100, Portland, ME 04101	President	None

Richard J. Berthy	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President, Treasurer and Manager	None

Susan K. Moscaritolo	899 Cassatt Road, 400 Berwyn Park, Suite 110, Berwyn, PA 19312	Vice President and Chief Compliance Officer	None

Jennifer E. Hoopes	Three Canal Plaza, Suite 100, Portland, ME 04101	Secretary	None

Paula R. Watson	Three Canal Plaza, Suite 100, Portland, ME 04101	Assistant Secretary	None

Weston Sommers	Three Canal Plaza, Suite 100,	Financial Operation	None
	Portland, ME 04101	Principal

(c)	Not Applicable

ITEM 33.	Location of Accounts and Records

As required by Section 31(a) of the Investment Company Act of 1940, the accounts, books or other documents relating to Registrant's budget and accruals will be kept by EII Realty Securities, Inc., 640 Fifth Avenue, 8th Floor, New York, NY 10019. The accounts, books or other documents of the Fund relating to shareholder accounts and records and dividend disbursements will also be kept by EII, at the above address. It should also be noted that the aforementioned accounts and records of the Fund relating to shareholder accounts, records and dividend disbursements will be kept by: (a) the Sub-Administrator, Gemini Fund Services, LLC, 17605 Wright Street, Omaha, NE 68130, (b) the Transfer Agent, also, Gemini Fund Services, LLC, 17605 Wright Street, Omaha, NE 68130 and (c) the Custodian, The Bank of New York Mellon, 2 Hanson Place, Brooklyn, NY 11217. Books and records relating to the Registrant’s Distributor will be kept by Foreside Funds Distributors LLC at 899 Cassatt Road, 400 Berwyn Park, Suite 110, Berwyn, PA 19312 and at Three Canal Plaza, Suite 100, Portland, ME 04101.

ITEM 34.	Management Services

There are no management-related service contracts not discussed in Parts A and B.

ITEM 35.	Undertakings

Registrant undertakes to call a meeting of shareholders for the purpose of voting upon the question of removal of a director or directors if requested to do so by the holders of at least 10% of Registrant’s outstanding voting securities, and to assist in communications with other shareholders as required by Section 16(c) of the 1940 Act.

(1)	Filed as an Exhibit to Pre-Effective Amendment No. 1 to Registrant’s Registration Statement on Form N-1A on May 7, 1998, accession number 0000922423-98-000453.
(2)	Filed as an Exhibit to Post-Effective Amendment No. 22 to Registrant’s Registration Statement on Form N-1A on October 26, 2012, accession number 0001193125-12-437787.
(3)	Filed as an Exhibit to Post-Effective Amendment No. 19 to Registrant’s Registration Statement on Form N-1A on October 29, 2010, accession number 0000922423-10-000481.
(4)	Filed as an Exhibit to Post-Effective Amendment No. 12 to Registrant’s Registration Statement on Form N-1A on October 30, 2006, accession number 0000922423-06-001363.
(5)	Filed as an Exhibit to Pre-Effective Amendment No. 5 to Registrant’s Registration Statement on Form N-1A on October 28, 2002, accession number 0000935069-02-001173.
(6)	Filed as an Exhibit to Post-Effective Amendment No. 3 to Registrant’s Registration Statement on Form N-1A on October 27, 2000, accession number 0000922423-00-500021
(7)	Filed as an Exhibit to Pre-Effective Amendment No. 2 to Registrant’s Registration Statement on Form N-1A on June 5, 1998, accession number 0000922423-98-000585.
(8)	Filed as an Exhibit to Post-Effective Amendment No. 26 to Registrant’s Registration Statement on Form N-1A on October 28, 2014, accession number 0001144204-14-063285.
(9)	Filed as an Exhibit to Post-Effective Amendment No. 28 to Registrant’s Registration Statement on Form N-1A on November 17, 2014, accession number 0001144204-14-069316.
(10)	Filed as an Exhibit to Post-Effective Amendment No. 31 to Registrant’s Registration Statement on Form N-1A on October 28, 2015, accession number 0001144204-15-061258.
(11)	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment to the Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on this 28th day of October, 2016.

E.I.I. REALTY SECURITIES TRUST

By:	/s/ Richard J. Adler
Richard J. Adler, President

Name	Title
/s/ Richard J. Adler	Chief Executive Officer, President and Trustee
/s/ Michael J. Meagher	Chief Compliance Officer and Treasurer
/s/ Glenn R. Mueller *	Chairman of the Board and Trustee
/s/ Juan M. Meyer *	Trustee
/s/ Christian A. Lange *	Trustee
/s/ Michael J. Abbott *	Trustee
/s/ Karin Shewer *	Trustee

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to its Registration Statement has been signed by the following persons in the capacities indicated on the 28th day of October, 2016.

* By:	/s/ Richard J. Adler
Richard J. Adler
Attorney-in-Fact

INDEX TO EXHIBITS

Exhibit	Exhibit No.
Legal Consent of Katten Muchin Rosenman, LLP	(i)(1)
Consent of Auditor Ernst & Young, LLP	(j)(1)
Consent of Auditor Cohen & Company, Ltd	(j)(2)
Sub-Administration and Accounting Services Agreement	(h)(2)
Transfer Agency Services Agreement	(h)(3)